                        [LOGO] WILLIAM BLAIR FUNDS


                                 ANNUAL REPORT

                               DECEMBER 31, 2001

------------------------------------------------------------------
Table of Contents

------------------------------------------------------------------

                   A Letter from the President.............  2

                 Growth Fund
                   An Overview from the Portfolio Manager..  4
                   Portfolio of Investments................  7

                 Tax-Managed Growth Fund
                   An Overview from the Portfolio Managers.  8
                   Portfolio of Investments................ 11

                 Large Cap Growth Fund
                   An Overview from the Portfolio Manager.. 12
                   Portfolio of Investments................ 15

                 Small Cap Growth Fund
                   An Overview from the Portfolio Managers. 16
                   Portfolio of Investments................ 19

                 International Growth Fund
                   An Overview from the Portfolio Manager.. 20
                   Portfolio of Investments................ 23

                 Value Discovery Fund
                   An Overview from the Portfolio Managers. 26
                   Portfolio of Investments................ 29

                 Income Fund
                   An Overview from the Portfolio Managers. 30
                   Portfolio of Investments................ 33

                 Ready Reserves Fund
                   An Overview from the Portfolio Managers. 35
                   Portfolio of Investments................ 36

                 Financial Statements...................... 38

                 Notes to Financial Statements............. 44

                 Report of Independent Auditors............ 59

                 Board of Trustees......................... 60

                 Officers.................................. 60


This report is submitted for the general information of the shareholders of the William Blair Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by a prospectus of the William Blair Funds. Please read the prospectus carefully before you invest or send money.

December 31, 2001                                         William Blair Funds

[PHOTO]

Marco Hanig

Marco Hanig


------------------------------------------------------------------
A LETTER FROM THE PRESIDENT
------------------------------------------------------------------

Dear Shareholders:

The best thing that can be said about 2001 is that it's over. The U.S. economy was already headed into a recession, and the terrible events of September 11 made a bad situation worse. For the second straight year, all major stock indexes declined. The Dow Jones Industrial Average was down 5.48%, the S&P 500 was down 11.88%, and the Nasdaq Composite declined 21.05%.

The good news is that all three stock indexes bounced backed in the fourth quarter, and economists are now forecasting an end to the recession in the first or second quarter of 2002. Earnings are expected to grow again, and the country's mood appears to be recovering from its September 11 low. All the signs point to 2002 being a much better year for stocks.

In 2001, as in the prior year, value stocks did better than growth stocks, and small cap stocks beat large cap stocks. According to Morningstar, the best performing group of diversified mutual funds was Small Cap Value (+17.31%), and the worst was Large Cap Growth (-23.63%). In a weak economic environment, value stocks tend to perform relatively better than growth stocks, but 2002 may once again favor growth stocks if the economy rebounds. The outlook for small cap relative to large cap remains strong, as smaller companies generally benefit disproportionately in the early phases of a recovery.

In the tough environment of 2001, our emphasis on companies with strong growth prospects, durable business franchises, and superb management teams led us to selecting stocks that were far more resilient to the economic downturn than was generally true for growth stocks. As highlighted below, four of our funds ranked in the top 15% of their peer groups for 2001--a remarkable accomplishment and a validation of our high quality growth approach.

.. The Small Cap Growth Fund was up 25.99% for the year compared to a decline of 9.23% for the Russell 2000 Growth Index. This outstanding performance earned it a #3 ranking out of 493 funds in the Morningstar Small Cap Growth category./(1)/

.. The International Growth Fund was down 13.66%, but performed very well compared to the MSCI All Country World Free (ex US) Index, which declined 19.50%. The Fund's performance for 1/3/5 years places it among the top 11%/2%/2% of funds in the Morningstar Foreign Stock category./(2)/ The Fund's 2001 performance was particularly remarkable when considering its high quality growth approach in an environment that favored value.

.. The Tax-Managed Growth Fund and the Growth Fund also had an excellent year in terms of relative performance. They were down 10.02% and 13.53%, respectively, compared to a decline of 23.63% for the Morningstar Large Cap Growth category. Compared to this peer group, their performance this past year placed them among the top 5% and top 13%, respectively./(3)(4)/

The table on the following page gives an overview of the performance of all the funds. I encourage you to read the comments from each team of fund managers for the story behind the numbers. As always, we thank you for investing with us!

/s/ Marco Hanig
Marco Hanig
----------
(1)The Small Cap Growth Fund's 1-year total return ranked #3 out of 493 funds in the Morningstar Small Cap Growth category.
(2)The International Growth Fund's 1/3/5/ year total return ranking is 88 out of 804, 12 out of 599 and 8 out of 385 funds in the Morningstar Foreign Stock category, respectively.
(3)The Tax-Managed Growth Fund's 1-year return ranked #46 out of 988 funds in the Morningstar Large Cap Growth Category.
(4)The Growth Fund's 1/3/5/10 year total return ranking is 128 out of 988, 250 out of 655, 234 out of 419 and 35 out of 121 funds, respectively.

2  Annual Report                                              December 31, 2001

                      PERFORMANCE AS OF DECEMBER 31, 2001
                                CLASS N SHARES

                                                                                     10 Yr
                                                                                   (or since  Inception      Morningstar
                                                 QTR      1 Yr      3 Yr    5 Yr   inception)   Date           Rating
                                                -----    ------    -----    -----  ---------- --------- ---------------------
Growth Fund                                    17.48    -13.53    -1.36     7.95      11.44   3/20/46           * * *
                                                                                                             Among 4,811
                                                                                                        domestic equity funds
Morningstar Large Cap Growth                   14.98    -23.63    -3.14     8.24      10.03
Russell 3000 Growth                            15.83    -19.63    -5.85     7.72      10.41

Tax-Managed Growth Fund                        18.10    -10.02                        -4.73   12/27/99
Morningstar Large Cap Growth                   14.98    -23.63                           --
Russell 3000 Growth                            15.83    -19.63                       -20.60

Large Cap Growth Fund                          16.06    -20.47                       -17.89   12/27/99
Morningstar Large Cap Growth                   14.98    -23.63                           --
Russell 1000 Growth                            15.14    -20.42                       -21.12

Small Cap Growth Fund                          30.24     25.99                        30.72   12/27/99
Morningstar Small Cap Growth                   23.48     -9.02                           --
Russell 2000 Growth                            26.16     -9.23                       -13.84
Although initial public offerings (IPOs) had an insignificant effect on the Fund's performance in 2001, the Small Cap Fund's performance during 2000 was primarily attributable to investments in IPOs during a rising market. As the Fund grows, the impact of IPOs is likely to diminish.

International Growth Fund                      12.34    -13.66    15.91    13.47      12.66   10/1/92         * * * * *
                                                                                                             Among 1,349
                                                                                                         international funds
Morningstar Foreign Stock                       8.79    -21.93    -1.67     2.34         --
MSCI World Free Ex-US                           8.89    -19.50    -3.63     0.89       7.19

Value Discovery Fund                           12.26     17.39    13.97    14.74      14.65   12/23/96        * * * * *
                                                                                                             Among 4,811
                                                                                                        domestic equity funds
Morningstar Small Cap Value                    17.63     17.31    13.02       --         --
Russell 2000                                   21.09      2.49     6.42       --       7.93
Russell 2000 Value                             16.72     14.03    11.33       --      11.54

Income Fund                                    -0.56      7.18     5.76     6.47       6.34   10/1/90          * * * *
                                                                                                             Among 1,836
                                                                                                         fixed income funds
Morningstar Short-term Bond                     0.04      7.32     5.82     5.99       5.89
Lehman Intermediate Govt./Credit Bond Index     0.08      8.96     6.40     7.10       6.81

   Past performance does not guarantee future results. Returns shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or a loss when you sell shares. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. International and emerging markets investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. From time to time, the investment advisor may waive fees or reimburse expenses for certain Funds. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load.

   Morningstar proprietary ratings reflect risk-adjusted performance as of 12/31/01. The ratings are subject to change every month. Ratings are calculated from a fund's three-, five-, and ten-year returns in excess of 90-day T-bill returns compared to comparable funds. The top 10% of funds in a rating category receive a star rating of 5 stars, the next 22.5% receive 4 stars, the middle 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. The 3/5/10 year Morningstar ratings were as follows: Growth Fund **/**/*** and Value Discovery Fund ****/--/-- out of 4,811/3,160/895 domestic equity funds; International Growth Fund *****/*****/-- out of 1,349/897/166 international equity funds; Income Fund ****/****/**** out of 1,811/3,160/445 fixed income funds.


December 31, 2001                                        William Blair Funds  3

[PHOTO]

JOSTRAND
John F. Jostrand



------------------------------------------------------------------
GROWTH FUND
------------------------------------------------------------------

------------------------------------------------------------------
AN OVERVIEW FROM THE PORTFOLIO MANAGER
------------------------------------------------------------------

How did the Fund perform over the last year?

Following a very strong rebound in the fourth quarter, the Growth Fund ended 2001 posting a decrease of 13.53% on a total return basis (Class N Shares). By comparison, the Standard & Poor's 500 Index declined 11.88% for the period, while the Fund's benchmark, the Russell 3000(R) Growth Index, dropped 19.63%.

During the fourth quarter, the Fund gained 17.48% on a total return basis, well ahead of the 10.69% increase of the S&P 500, and ahead of the 15.83% increase in the Russell 3000(R) Growth Index as well as ahead of most of its peers.

What were the most significant factors impacting Fund performance?

Expectations for an economic recovery pulled the stock market up sharply from its three-year lows on September 21, following the terrorist attacks of September 11. Yet, despite a sharp fourth quarter rally that brought the Standard & Poor's 500 Index up 20% from late September, stocks posted their second straight year of declines. It was the second consecutive year that the S&P 500 declined, and the first set of back-to-back annual declines since 1973 and 1974.

The Fund's positioning through the first part of the year could be characterized as investing in stable, high quality, defensive stocks, with a continued cautious approach towards the Technology sector.

The fourth quarter, however, was characterized by a return to normalcy in the equity markets, and more stable economic conditions. The Fund benefited from good sector performance, generally "across the board," and good stock selection. In particular, our holdings within the Financial, Consumer and Industrial sectors performed well.

Although our sector weightings within the Healthcare and Technology sectors were in line with the Fund's benchmark, the Russell 3000 Growth Index, it was our stock selection within these sectors that added value.

Can you provide examples of investments that contributed to the Fund's performance?

Microsoft, Baxter International and Bed, Bath and Beyond were three very strong performing stocks for the Fund over the course of the year.

Microsoft posted a strong recovery from its year-end 2000 price drop. The company was successful launching several new products, and its legal issues (stemming from the U.S. Government's antitrust concerns) began to fade into the background. In particular, the company's "X-Box" introduction during the holiday season was considered a success.

Baxter continued to be a solid investment for the Fund, with the company maintaining a strong cash position and strong financial management. Baxter's Blood Products division did especially well for the company last year.

4  Annual Report                                              December 31, 2001

Our retail holding, Bed, Bath and Beyond, continued to do an excellent job executing its business strategy, with its store-level merchandising putting its competition to shame. With its new store introductions continuing on schedule, we have a high degree of confidence in this company.

Were there any areas that did not perform as well?

For some time we have been extremely cautious about the Technology sector. At the end of the fourth quarter we remained underweighted as compared to our benchmark, but equal to the Standard & Poor's 500 Index. As Technology was by far the strongest performing sector during the fourth quarter, our neutral to negative bias regarding this sector probably somewhat limited the Fund's upside potential.

In terms of specific stocks, Cisco Systems was a poor performer in 2001. Although we like this company, its new product outlook and how its products are doing--both in terms of raw growth and how they are performing in the marketplace, the stock came under selling pressure.

What is your outlook for the markets? How is the Fund positioned based on this outlook?

Our overall outlook for the Fund is quite positive. We believe the equity market reached a fundamental bottom during the month of August, and we believe the momentum is toward the upside as we head into 2002. We continue to see many excellent buying opportunities in good quality growth companies we want to own, and we believe the Federal Reserve Board's aggressive rate reductions this year bode well for improved corporate earnings in 2002.

We expect to maintain "reasonable" diversification within the Fund's portfolio of investments, meaning our sector weights will approximate the S&P 500. We believe Technology, Media and Retail are three sectors that will benefit as the economy pulls out of recession. Likewise, we believe that good sector representation--and performance--will be a natural byproduct of our stock selection. We will maintain a very balanced approach with regard to Technology issues.

We should also mention that we are optimistic about our investments in the Media sector, and believe Media companies should fare well as the economy strengthens and businesses begin to resume advertising. In addition, a relaxation of Government regulation regarding ownership of multiple media outlets in the same market, bodes especially well for two companies we own, Clear Channel Communication, the largest radio and billboard network in the country, and Entravision Communication Corporation, a diversified media company targeting the Hispanic marketplace, and utilizing a combination of television, radio, outdoor, and publishing operations.

Finally, the change in the Growth Fund's leadership in 2001 provides us with an opportunity to reaffirm our traditional William Blair & Company approach to managing this Fund. We seek to achieve long-term growth from superior, high quality, proven companies that have leading and durable business franchises.

In closing, we believe our fundamental approach and investment practices have maintained the Fund in good stead for many years. We intend to further build on its strong tradition going forward.

December 31, 2001                                        William Blair Funds  5

--------------------------------------------------------------------------------
Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Performance Highlights
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                     2001     2000    1999   1998   1997
                                   ------   ------   -----  -----  -----
      Growth Fund (Class N)....... (13.53)%  (7.47)% 19.98% 27.15% 20.07%
      Russell 3000(R) Growth Index (19.63)  (22.42)  33.82  35.02  28.74

                            --------------------------------------

                            Illustration of an assumed investment of $10,000 with reinvestment of capital gain distributions and income dividends

                                    [CHART]

Average Annual Total Return
Class N Shares
(period ended 12/31/01)

1 Year          (13.53)%
5 Years           7.95%
10 Years         11.44%

                12/91    12/92    12/93    12/94    12/95    12/96    12/97    12/98    12/99    12/00    12/01
Growth Fund   $10,000   10,800   12,400   13,200   17,100   20,200   24,200   30,800   36,900   34,200   29,500

Russell 3000(R)
Growth Index  $10,000   10,500   10,900   11,200   15,200   18,600   23,900   32,300   43,200   33,500   26,900


Past performance does not guarantee future results. Returns shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. Class N shares are available to the general public without a sales load.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 3000(R) Growth Index is replacing the S&P 500 Index as the Growth Fund's performance benchmark. The Russell 3000(R) Growth Index is an index of the largest 3000 stocks in the U.S. determined by market capitalization. The Russell 3000(R) Growth Index is therefore expected to be a better benchmark comparison of the Fund's performance.

This report identifies the Fund's investments on December 31, 2001. These holdings are subject to change. Not all stocks in the Fund performed as well, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

6  Annual Report                                              December 31, 2001

--------------------------------------------------------------------------------
Growth Fund
--------------------------------------------------------------------------------

Portfolio of Investments, December 31, 2001 (all dollar amounts in thousands)

----------  -------------------------------------- --------
Shares                                                Value
----------  -------------------------------------- --------

Common Stocks
Consumer Discretionary--26.0%
   194,000  *AFC Enterprises, Inc................. $  5,508
   127,300  *AOL Time Warner, Inc.................    4,086
   347,900  *Bed, Bath & Beyond, Inc..............   11,794
   135,300  *CDW Computer Centers, Inc............    7,267
   242,300  *Clear Channel Communications, Inc....   12,335
   316,800  *Cox Communications, Inc., Class "A"..   13,277
   331,000  *Entravision Communications, Class "A"    3,956
   123,300   Harley-Davidson, Inc.................    6,696
   149,800   Home Depot, Inc......................    7,641
    47,000  *Kohls Corporation....................    3,311
   567,400  *Liberty Digital, Inc., Class "A".....    7,944
    75,000  *O'Reilly Automotive, Inc.............    2,735
   118,500   Omnicom Group Inc....................   10,588
   209,400   Royal Caribbean Cruises, Ltd.........    3,392
                                                   --------
                                                    100,530
                                                   --------
Industrials and Services--22.7%
   200,000  *Administaff, Inc.....................    5,482
   206,000   Automatic Data Processing, Inc.......   12,133
   500,000  *Concord EFS, Inc.....................   16,390
   125,248   Danaher Corporation..................    7,554
   200,000  *DeVry, Inc...........................    5,690
   133,000   First Data Corporation...............   10,434
    94,100  *FirstService Corporation.............    2,635
   176,000   IMS Health, Inc......................    3,434
   309,400  *Iron Mountain, Inc...................   13,552
   157,800   Paychex, Inc.........................    5,499
   226,950  *Pre-Paid Legal Services..............    4,970
                                                   --------
                                                     87,773
                                                   --------
Healthcare--19.1%
   126,300  *Amgen, Inc...........................    7,128
   249,800   Baxter International, Inc............   13,397
   137,400  *Biosite Diagnostics, Inc.............    2,524
    91,500  *Dynacare, Inc........................    1,546
   193,200   Eli Lilly & Company..................   15,174
   173,900  *Genentech, Inc.......................    9,434
   279,500   Medtronic, Inc.......................   14,313
   465,500  *Praecis Pharmaceutical...............    2,709
   109,000   UnitedHealth Group, Inc..............    7,714
                                                   --------
                                                     73,939
                                                   --------

----------
*Non-incomeproducing securities

         -----------  --------------------------------------- --------
         Shares                                                  Value
         -----------  --------------------------------------- --------

         Common Stocks--(continued)
         Information Technology--18.0%
           123,200    *BEA Systems, Inc...................... $  1,897
           186,400    *Cisco Systems, Inc....................    3,376
           110,600     Harris Corporation....................    3,374
           258,200     Intel Corporation.....................    8,120
           282,400    *Jabil Circuit, Inc....................    6,416
           177,000     Linear Technology Corporation.........    6,910
           102,500    *Microsoft Corporation.................    6,791
           358,500    *SunGard Data Systems, Inc.............   10,372
           144,000    *Tellabs, Inc..........................    2,154
           249,900     Texas Instruments Incorporated........    6,997
            34,900    *VeriSign, Inc.........................    1,328
            84,700    *VERITAS Software Corporation..........    3,797
           201,744    *Xilinx, Inc...........................    7,878
                                                              --------
                                                                69,410
                                                              --------
         Financials--10.0%
            78,562     American International Group..........    6,238
           342,000    *Euronet Worldwide, Inc................    6,190
           260,900     Household International...............   15,116
           148,400     MBNA Corporation......................    5,224
           110,500     State Street Corporation..............    5,774
                                                              --------
                                                                38,542
                                                              --------
         Telecommunications Systems--3.1%
           371,200    *Crown Castle International Corporation    3,964
           323,800    *Sprint PCS Group......................    7,904
                                                              --------
                                                                11,868
                                                              --------
         Consumer Staples--2.5%
           168,400     Walgreen Co...........................    5,669
            88,983    *Whole Foods Market, Inc...............    3,876
                                                              --------
                                                                 9,545
                                                              --------
         Total Common Stock--101.4%
           (cost $316,622).................................   391,607
                                                              --------
         Short-Term Investments
           6,062,774  William Blair Ready Reserves Fund......    6,063
                                                              --------
         Total Short-term Investments--1.6%
           (cost $6,063)...................................     6,063
                                                              --------
         Total Investments--103.0%
           (cost $322,685).................................   397,670
         Liabilities, plus cash and other assets--(3.0%).....  (11,574)
                                                              --------
         Net assets--100.0%.................................. $386,096
                                                              ========

                See accompanying Notes to Financial Statements.

December 31, 2001                                        William Blair Funds  7

[PHOTO]

  FULLER

Mark A. Fuller III

[PHOTO]

  PUSINELLI

Gregory J. Pusinelli

[PHOTO]

  SEITZ

Michelle R. Seitz

------------------------------------------------------------------
TAX-MANAGED GROWTH FUND
------------------------------------------------------------------

------------------------------------------------------------------
AN OVERVIEW FROM THE PORTFOLIO MANAGERS
------------------------------------------------------------------

How did the Fund perform over the last year?

The Tax-Managed Growth Fund declined 10.02% on a total return basis (Class N Shares) for the 12 months ended December 31, 2001, well ahead of its benchmark, the Russell 3000(R) Growth Index, which declined by 19.63%.

What were the most significant factors impacting Fund performance?

2001 began and ended with an economic and profit recovery being six months away. This over simplification summarizes the multitude of events that combined to make 2001 an emotionally, economically, and fiscally trying year.

The delayed economic recovery put our stock picking at a premium. There was no rising tide that lifted all stocks. Weak business models in over capitalized sectors buckled in a challenging environment. Quality companies were not immune to the pain, but they did persevere, refining their business processes, and continuing to execute their strategies in the market.

The Fund's performance in the fourth quarter was particularly noteworthy. The Fund gained 18.10% on a total return basis (Class N Shares), outperforming the benchmark Russell 3000 Growth, which gained 15.83%.

Which investment strategies enhanced the Fund's return? Were there any investment themes that produced the best results?

Maintaining a defensive posture throughout the year helped mitigate the decline in equities in 2001. We used our disciplined investment philosophy in being careful about our entry points on individual stocks. We were also proactive when it came to eliminating names when fundamentals had deteriorated. We benefited from being underweighted in Technology names while focusing on less economically sensitive companies.

Were there any investment strategies or themes that did not measure up to your expectations?

A recovery in Technology and Telecommunications stocks never fully materialized in 2001. It seemed that the turnaround in fundamentals was perpetually six months away. We do continue to hold small positions in select Technology and Telecommunications names in anticipation of an eventual recovery.

What were among the best performing investments for the Fund (including any Fund holdings that had a particularly noteworthy year)?

Consumer and Business Services companies did well in 2001. Our top performing name, CDW Computer Centers, is a leader in providing hardware, software, and related IT services to small/medium businesses as well as the government and education sector. CDW rose 92.6% in 2001.

8  Annual Report                                              December 31, 2001

Consumers surprised everyone with their resilience to the economic weakness in 2001. Consumers focused on the home and stores such as Bed, Bath and Beyond continued to post impressive results. Our Bed Bath and Beyond position appreciated 51.5% in 2001.

What were among the weakest performing investments for the Fund?

Technology and Telecommunications names continued to battle weak fundamentals coupled with a cut-throat competitive environment in 2001. Our weakest performing names were McLeod USA, down 89.7%, and Corning Inc, down 73.8%.

Are there any specific sectors or industries the Fund will emphasize going into 2002? How might this differ from this past year?

We will continue to look at service-oriented companies which add value to their customers. We enter 2002 overweighted in the Consumer Discretionary sector and the Industrials sector. We anticipate increasing our exposure to more economically sensitive names while continuing to focus on quality and stock picking.

What is your outlook for the Fund and the year ahead? What criteria will determine how the Fund is positioned for 2002?

We view 2002 with more optimism than we had twelve months ago. We feel that the retrenchment by corporate America in 2000 and 2001 has strengthened our universe of quality growth companies that are well positioned to capitalize on an economic rebound.

We will continue to use our quality growth style when positioning the Fund for 2002.

December 31, 2001                                        William Blair Funds  9

--------------------------------------------------------------------------------
Tax-Managed Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Performance Highlights
--------------------------------------------------------------------------------

-----------------------------

                                            2001     2000   1999(a)(b)
                                          ------   ------   ----------
        Tax-Managed Growth Fund (Class N) (10.02)%   (.98)%       1.80%
        S&P 500 Index.................... (11.88)   (9.11)         .85
        Russell 3000(R) Growth Index..... (19.63)  (22.42)         .79

                            ----------------------------------------------------
                            (a)Total return is not annualized for periods that
                               are less than a full year.
                            (b)For the period December 27, 1999 (Commencement
                               of Operations) to December 31, 1999.

               Illustration of an assumed investment of $10,000
                                    [CHART]

Average Annual Total Return
Class N Shares
(period ended 12/31/01)
1 Year          (10.02)%
Since Inception
(12/27/99)       (4.73)%

                 12/27/99   3/00    6/00    9/00   12/00     3/01    6/01    9/01   12/01
Tax-Managed
Growth Fund      $10,000  10,600  10,400  10,800  10,100    8,500   9,200   7,700   9,100

S&P 500 Index    $10,000  10,300  10,000   9,900   9,200    8,100   8,600   7,300   8,100

Russell 3000(R)
Growth Index     $10,000  10,800  10,500   9,900   7,800    6,200   6,800   5,400   6,300


Past performance does not guarantee future results. Returns shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The S&P 500 Index indicates broad larger capitalization equity market performance.

The Russell 3000(R) Growth Index consists of large, medium, and small-capitalization companies with above average price-to-book ratios and forecasted growth rates. The index is weighted by market capitalization and large/medium/small companies make up approximately 80%/15%/5% of the index.

This report identifies the Fund's investments on December 31, 2001. These holdings are subject to change. Not all stocks in the Fund performed as well, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

10  Annual Report                                             December 31, 2001

--------------------------------------------------------------------------------
Tax-Managed Growth Fund
--------------------------------------------------------------------------------

Portfolio of Investments, December 31, 2001 (all dollar amounts in thousands)

          -------------------------------------------------    ------
          Shares                                                Value
          --------    ---------------------------------------- ------

          Common Stocks
          Consumer Discretionary--22.1%
             3,550    *AOL Time Warner, Inc................... $  114
             3,645    *Bed, Bath & Beyond, Inc................    124
             2,421     Carnival Corporation...................     68
             4,615    *Catalina Marketing Corporation.........    160
             3,000    *CDW Computer Centers, Inc..............    161
             5,425    *Charter Communications, Inc., Class "A"     89
             2,950    *Comcast Corporation....................    106
             2,600    *Cox Communications, Class "A"..........    109
             6,925    *Entravision Communication, Class "A"...     83
            13,475    *Liberty Media Group, Class "A".........    189
             2,725     Lowe's Companies, Inc..................    126
             1,550     Omnicom Group Inc......................    138
             3,000    *Williams-Sonoma, Inc...................    129
                                                               ------
                                                                1,596
                                                               ------
          Industrials and Services--16.9%
             2,830     Automatic Data Processing, Inc.........    167
             2,650    *BISYS Group............................    170
             4,000     C.H. Robinson Worldwide, Inc...........    116
             7,680    *Concord EFS, Inc.......................    252
             2,260     Danaher Corporation....................    136
             1,750     General Electric Company...............     70
             7,100     IMS Health, Inc........................    138
             2,800     Tyco International, Ltd................    165
                                                               ------
                                                                1,214
                                                               ------
          Healthcare--15.8%
             2,100    *Amgen, Inc.............................    119
             3,515     Baxter International, Inc..............    189
             2,450    *Biogen, Inc............................    140
             2,200     Eli Lilly & Company....................    173
             2,775    *Express Scripts, Inc...................    130
             2,175    *Genentech, Inc.........................    118
             2,900     Medtronic, Inc.........................    148
             4,775    *Millennium Pharmaceutical..............    117
                                                               ------
                                                                1,134
                                                               ------
          Financial Services--14.6%
             3,425     ACE Limited............................    137
             2,100     American International Group...........    167
             3,175     BB&T Corporation.......................    115
               900     Federal Home Loan Mortgage Corporation.     59
             2,950     Household International................    171
             2,950     Lincoln National Corporation...........    143
             4,050     MBNA Corporation.......................    142
             2,290     State Street Corporation...............    120
                                                               ------
                                                                1,054
                                                               ------

----------
*Non-incomeproducing securities

              --------------------------------------------- ------
              Shares                                         Value
              --------- ----------------------------------- ------

              Common Stocks--(continued)

              Information Technology--12.4%
                5,675   *BEA Systems, Inc.................. $   87
                1,975   *Comverse Technology, Inc..........     44
                4,025    Intel Corporation.................    127
                3,550   *Intuit, Inc.......................    152
                4,050   *Jabil Circuit, Inc................     92
                1,150   *Microsoft Corporation.............     76
                4,000   *Powerwave Technologies, Inc.......     69
                5,625   *SunGard Data Systems, Inc.........    163
                1,900   *VERITAS Software Corporation......     85
                                                            ------
                                                               895
                                                            ------
              Consumer Staples--5.2%
                3,000    Kraft Foods, Inc..................    102
                2,700    Walgreen Co.......................     91
                4,200   *Whole Foods Market, Inc...........    183
                                                            ------
                                                               376
                                                            ------
              Communication Services--2.0%
                5,950   *Sprint PCS Group..................    145
                                                            ------
              Total Common Stock--89.0%
                (cost $5,901)..............................  6,414
                                                            ------
              Short-Term Investments
              789,973    William Blair Ready Reserves Fund.    790
                                                            ------
              Total Short-term Investments--10.9%
                (cost $790)................................    790
                                                            ------
              Total Investments--99.9%
                (cost $6,691)..............................  7,204
              Cash and other assets, less liabilities--0.1%      7
                                                            ------
              Net assets--100.0%........................... $7,211
                                                            ======


                See accompanying Notes to Financial Statements.

December 31, 2001                                       William Blair Funds  11

[PHOTO]

BARBER

Rocky Barber
------------------------------------------------------------------
LARGE CAP GROWTH FUND
------------------------------------------------------------------

------------------------------------------------------------------
AN OVERVIEW FROM THE PORTFOLIO MANAGER
------------------------------------------------------------------

How did the Fund perform over the last year?

In spite of a very strong and encouraging rebound in the fourth quarter, the Large Cap Growth Fund posted a decrease of 20.47% on a total return basis (Class N Shares) for the 12 months ended December 31, 2001, compared to a loss of 20.42% for the Russell 1000(R) Growth Index for the same period.

What were the most significant factors impacting Fund performance?

The first three quarters of the year were characterized by double-digit declines for both the Fund and its benchmark, the Russell 1000(R) Growth Index. Most notably, the tragic events of September 11, culminated in the markets hitting a three-year low.

The fourth quarter brought a much-appreciated recovery from the dismal prior period. The Russell 1000(R) Growth Index rebounded sharply in the fourth quarter with hope that the recession's end was near. Comparatively, the William Blair Large Cap Growth Fund outpaced the Index both for the fourth quarter and the calendar year 2001, reflecting superior stock selection.

The Large Cap Growth Fund gained 16.06% on a total return basis in the fourth quarter, just ahead of the 15.14% increase of the Russell 1000 Growth.

Were there any investment themes that influenced how the Fund was managed? Can you provide examples of investments that contributed to the Fund's performance?

Our portfolio approach in the first half of 2001 was very cautious, based on the significant slowdown underway in the economy as well as the belief we had held since the previous year that the market had become excessively speculative. Although our investment emphasis is always on quality, earnings, and the long-term sustainability of a company's success, we moved into more defensive companies in safe havens such as Finance and Healthcare. The Fund benefited from this approach, as stock selection in virtually every sector stock except Technology was positive in the first half of the year. This investment theme carried over into the third quarter.

Reminiscent of the '90s boom, the Technology sector, which had been the dead weight anchor for most of the past year and a half, once again resurfaced propelling both the Fund and the Russell 1000(R) Index to stellar fourth quarter returns. We seek to own Technology companies with recurring revenue streams that, in our experience, have driven earnings but substantially reduced business risk. Technology proved to be our strongest sector in the fourth quarter, especially the holdings that we consider to be "soft" Technology positions. Examples include transaction processors and financial software providers. These types of companies have been less susceptible to the business fluctuations that hampered other Technology companies for the past 18 months.

What were among the weakest performing investments for the Fund?

The Fund's holdings in Media were among the weakest performing investments in the Fund, as advertising expenditures fell sharply in response to the economic recession and the events

12  Annual Report                                             December 31, 2001
of September 11th. We nonetheless remain positive towards Media stocks and believe these companies should fare well as the economy strengthens and businesses begin to resume advertising. In addition, a relaxation of Government regulation regarding ownership of multiple media outlets in the same market bodes especially well for our investments in this area.

What is your outlook for the markets? How is the Fund positioned based on this outlook?

The magnitude of the fourth quarter advance may be a result of a shift in investor attitudes from the extreme pessimism caused by third quarter events to a more optimistic outlook. After 11 rate reductions by the Federal Reserve, the economy finally is beginning to show signs of stability. Recent figures indicate that the unemployment rate is rising at a slower pace than before, the consumer sentiment index has returned to its pre-September 11th level, and other leading indicators are pointing to signs that the recovery is within reach. The combination of the Federal Reserve pumping massive amounts of liquidity into the system, coupled with record low interest rates, has allowed businesses and consumers to "re-liquefy." In addition, lower interest rates have spawned record-setting home refinancing activity, with consumers cashing out part of their accumulated equity. Refinancings in 2001 alone generated an additional $100 billion to be spent or saved.

Looking out over the valley, we see 2002 as a year for recovery. Business inventories have been diminishing for the past 18 months and are now at extremely low levels. Although we do not expect inventories to build as they did in 1999, we do expect some restocking which should lift the Gross National Product (GNP) a few percentage points. Nonetheless, GNP growth in the next year or two will probably not hit the 3-5% levels that were common in the latter half of the nineties. However, companies are now much leaner, and the revenues will flow to the bottom line more easily. Declining business profits drove us towards this recession and an earnings rebound will lift us out. Stock market returns should continue to reflect this improving outlook, but we expect modest upside given comparatively high valuation levels.

We stand by our time-tested philosophy that leads us to researching and investing in strong quality growth companies that deliver consistent results for investors over market cycles.

December 31, 2001                                       William Blair Funds  13

--------------------------------------------------------------------------------
Large Cap Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Performance Highlights
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                           2001     2000   1999(a)(b)
                                         ------   ------   ----------
         Large Cap Growth Fund (Class N) (20.47)% (16.67)%       1.40%
         S&P 500 Index.................. (11.88)   (9.11)         .85
         Russell 1000(R) Growth Index... (20.42)  (22.42)         .46

                            ----------------------------------------------------
                            (a)Total return is not annualized for periods that
                               are less than a full year.
                            (b)For the period December 27, 1999 (Commencement
                               of Operations) to December 31, 1999.
               Illustration of an assumed investment of $10,000

                                    [CHART]

Average Annual Total Return
Class N Shares
(period ended 12/31/01)

1 Year                 (20.47)%
Since Inception
(12/27/99)             (17.89)%

                12/27/99    3/00    6/00    9/00  12/00    3/01    6/01    9/01   12/01
Large Cap
Growth Fund      $10,000  10,400  10,100  10,200  8,500   6,700   7,100   5,800   6,700
S&P 500 Index    $10,000  10,300  10,000   9,900  9,200   8,100   8,600   7,300   8,100
Russell 1000(R)
Growth Index     $10,000  10,800  10,500   9,900  7,800   6,200   6,700   5,400   6,200


Past performance does not guarantee future results. Returns shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The S&P 500 Index indicates broad larger capitalization equity market performance.

The Russell 1000(R) Growth Index consists of large-capitalization companies with above average price-to-book ratios and forecasted growth rates.

This report identifies the Fund's investments on December 31, 2001. These holdings are subject to change. Not all stocks in the Fund performed as well, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

14  Annual Report                                             December 31, 2001

--------------------------------------------------------------------------------
Large Cap Growth Fund
--------------------------------------------------------------------------------

Portfolio of Investments, December 31, 2001 (all dollar amounts in thousands)


------------------------------------------------------- ------
Shares                                                   Value
------------------------------------------------------- ------

Common Stocks
Information Technology--24.4%
            5,690 *BEA Systems, Inc.................... $   88
            3,700 *Cisco Systems, Inc..................     67
            4,810  Intel Corporation...................    151
            5,740 *Jabil Circuit, Inc..................    130
            3,520  Linear Technology Corporation.......    138
            4,910 *Microsoft Corporation...............    325
            7,220 *SunGard Data Systems, Inc...........    209
            3,700 *Tellabs, Inc........................     56
            5,370  Texas Instruments Incorporated......    150
            1,520 *VERITAS Software Corporation........     68
            2,040 *Xilinx, Inc.........................     80
                                                        ------
                                                         1,462
                                                        ------
Consumer Discretionary--23.7%
            5,090 *AOL Time Warner, Inc................    163
            4,540 *Bed, Bath & Beyond, Inc.............    154
            4,810 *Clear Channel Communications, Inc...    245
            3,000 *Costco Wholesale Corporation........    133
            2,800 *Cox Communications, Inc., Class "A".    117
            2,780  Home Depot, Inc.....................    142
           16,850 *Liberty Media Corporation, Class "A"    236
            2,590  Omnicom Group Inc...................    232
                                                        ------
                                                         1,422
                                                        ------
Healthcare--21.2%
            2,310 *Amgen, Inc..........................    131
            4,570  Baxter International, Inc...........    245
              930 *Biogen, Inc.........................     53
            2,130  Eli Lilly & Company.................    167
            2,100 *Genentech, Inc......................    114
            5,500  Medtronic, Inc......................    282
            4,600  Pfizer, Inc.........................    183
            1,300  UnitedHealth Group, Inc.............     92
                                                        ------
                                                         1,267
                                                        ------

----------
*Non-incomeproducing securities

            ----------------------------------------------- ------
            Shares                                           Value
            ----------------------------------------------- ------

            Common Stocks--(continued)
            Financial Services--17.1%
             3,890     American International Group........ $  309
             5,190     Household International.............    301
             2,960     MBNA Corporation....................    104
             2,220     State Street Corporation............    116
             2,300     USA Education, Inc..................    193
                                                            ------
                                                             1,023
                                                            ------
            Industrials and Services--7.7%
             3,150     Automatic Data Processing, Inc......    186
             2,500     First Data Corporation..............    196
             4,200     IMS Health, Inc.....................     82
                                                            ------
                                                               464
                                                            ------
            Telecommunications Services--3.5%
             8,500    *Sprint PCS Group....................    207
                                                            ------
            Consumer Staples--1.2%
             2,200     Walgreen Co.........................     74
                                                            ------
            Total Common Stock--98.8%
              (cost $6,246)..............................   5,919
                                                            ------
            Short-term Investments
            76,157     William Blair Ready Reserves Fund...     76
                                                            ------
            Total Short-term Investments--1.3%
              (cost $76).................................      76
                                                            ------
            Total Investments--100.1%
              (cost $6,322)..............................   5,995
            Liabilities, plus cash and other assets--(0.1)%     (4)
                                                            ------
            Net assets--100.0%............................. $5,991
                                                            ======

                See accompanying Notes to Financial Statements.

December 31, 2001                                       William Blair Funds  15

[PHOTO]

BALKIN

Michael P. Balkin

[PHOTO]

BREWER

Karl W. Brewer

------------------------------------------------------------------
SMALL CAP GROWTH FUND
------------------------------------------------------------------

------------------------------------------------------------------
AN OVERVIEW FROM THE PORTFOLIO MANAGERS
------------------------------------------------------------------

How did the Fund perform over the last year?

The Small Cap Growth Fund had an outstanding year, with the Fund gaining 25.99% on a total return basis (Class N Shares) for the 12 months ended December 31, 2001. By comparison, the Fund's benchmark, the Russell 2000(R) Growth Index, fell 9.23%.

What were the most significant factors impacting Fund performance?

The Fund's relative outperformance was driven by several factors. First, our stock selection was very solid in two of the largest sectors of the market (Healthcare and Consumer Discretionary). Second, we were significantly underweighted in Technology stocks, which was the worst performing sector for the year. Finally, Microcap stocks (companies with market capitalization of less than $300 million) were the best performing group in the small cap universe and many of our "smaller" small cap holdings performed extremely well for the year.

Which investment strategies enhanced the Fund's Return? Were there any investment themes that produced the best results?

Given the uncertain economic environment, our strategy has been to focus the portfolio, especially the larger holdings, in businesses with low sensitivity to the broad economy and therefore less earnings risk.

For the year, eight of the 12 Russell 2000 Growth sectors were down, making thematic investing or sector selection difficult. Our strong focus in the Consumer Discretionary area and our underweighting in Technology contributed to our strong performance.

What are examples of some of the better performing investments in the Fund?

Three of our best performing investments include stocks that were "underfollowed" and "unloved" by Wall Street. Vitalworks, a healthcare information systems company was our top performer for the year. Two of our other best performers were FirstService, a diversified business services company and Daisytek International, a leading wholesale distributor of computer and office supply products.

What were among the weakest performing investments for the Fund?

Several of our weakest performing investments were in the Telecommunications area. Pinnacle Holdings, a cellular tower provider and O2 Wireless Solutions, a network services consulting company to the wireless industry, were two of our poorest performers for the year.

What is your outlook for the Fund? How is the Fund positioned?

Looking out to 2002, we expect to increase our investment in Industrial, Technology and Broadcast/Media stocks in anticipation of an economic recovery, but with a careful eye towards reasonable valuations. We do not anticipate a return to the heady day of 1999 where business fundamentals and valuation did not seem to matter.

16  Annual Report                                             December 31, 2001

In the near term, market psychology and sentiment are likely to produce volatile results. We will continue to stay the course of maintaining a diversified portfolio of high quality growth companies with broad industry exposure. Longer term, we feel very good about the outlook for small cap stocks. Coming out of the last two major recessions (1981-82 and 1990-91), small cap stocks significantly outperformed their large cap counterparts. There is no way of knowing if small caps will perform as well coming out of the current recession, but if history is any guide, we believe that as the impact of the Federal Reserves' aggressive monetary stimulus begins to take hold, small cap stocks are poised to have a strong year.

Thank you for your investment in the William Blair Small Cap Growth Fund.

December 31, 2001                                       William Blair Funds  17

------------------------------------------------------------------
Small Cap Growth Fund
------------------------------------------------------------------

------------------------------------------------------------------
Performance Highlights
------------------------------------------------------------------

------------------------------------------------------------------

                                            2001    2000  1999(a)(b)
                                           -----  ------  ----------
           Small Cap Growth Fund (Class N) 25.99%  33.68%       1.90%
           Russell 2000(R) Index..........  2.49   (3.02)       4.26
           Russell 2000(R) Growth Index... (9.23) (22.43)       5.22

                            ----------------------------------------------------
                            (a)Total return is not annualized for periods that
                               are less than a full year.
                            (b)For the period December 27, 1999 (Commencement
                               of Operations) to December 31, 1999.
                             Illustration of an assumed investment of $10,000 with reinvestment of capital gain distribution

                                    [CHART]

Average Annual Total Return
Class N Shares
(period ended 12/31/01)

1 Year          25.99%
Since Inception
(12/27/99)      30.72%

              12/27/99    3/00    6/00    9/00   12/00    3/01    6/01    9/01   12/01
Small Cap
Growth Fund   $10,000  15,300  14,900  16,700  13,600  12,800  16,300  13,200  17,200
Russell 2000(R)
Index         $10,000  11,200  10,700  10,900  10,100   9,500  10,800   8,600  10,400
Russell 2000(R)
Growth Index  $10,000  11,500  10,700  10,200   8,200   6,900   8,200   5,900   7,400


IPOs have made significant contributions to the recent performance of the Fund. There can be no assurance that such contributions will continue. Recent market volatility has significantly impacted performance and the Fund's current performance may be more or less than that shown.

Past performance does not guarantee future results. Returns shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2000(R) Index is an unmanaged composite of the smallest 2000 stocks of the Russell 3000(R) Index.

The Russell 2000(R) Growth Index consists of small-capitalization companies with above average price-to-book ratios and forecasted growth rates.

This report identifies the Fund's investments on December 31, 2001. These holdings are subject to change. Not all stocks in the Fund performed as well, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

18  Annual Report                                             December 31, 2001

--------------------------------------------------------------------------------
Small Cap Growth Fund
--------------------------------------------------------------------------------

Portfolio of Investments, December 31, 2001 (all dollar amounts in thousands)


----------------------------------------------------- -------
Shares                                                  Value
----------------------------------------------------- -------

Common Stocks
Consumer Discretionary--25.1%
 19,800 *1-800-Flowers.com, Inc., Class "A".......... $   309
 20,800 *Abercrombie & Fitch Company, Class "A"......     552
 37,600 *AFC Enterprises, Inc........................   1,067
 26,000 *Borders Group, Inc..........................     516
 48,400  Clayton Homes, Inc..........................     828
 45,200 *Daisytek International Corporation..........     595
 31,100 *Emmis Communications Corp., Class "A".......     735
 70,800 *Entravision Communications, Corp., Class "A"     846
 27,100 *Factory 2-U Stores, Inc.....................     543
 38,900 *Insight Enterprises, Inc....................     957
150,500 *Liberty Digital, Inc., Class "A"............     521
 33,200 *Michaels Stores, Inc........................   1,094
 12,800 *O'Reilly Automotive, Inc....................     467
 23,600 *School Specialty, Inc.......................     540
 85,300 *Scientific Games Corp., Class "A"...........     746
 30,800 *Shuffle Master, Inc.........................     483
 65,900 *Sirius Satellite Radio, Inc.................     766
 18,300 *Speedway Motorsports, Inc...................     463
327,700 *ValueClick, Inc.............................     937
 40,000 *XM Satellite Radio Holdings, Inc., Class "A"     734
                                                      -------
                                                       13,699
                                                      -------
Health Care--19.2%
 14,500 *AmeriPath, Inc..............................     464
 68,300 *Axcan Pharma, Inc...........................     970
 29,200 *Biosite Diagnostics, Inc....................     536
114,080 *Cardiodynamics International Corporation....     754
 55,400 *Dynacare, Inc...............................     936
 47,900 *InforMax, Inc...............................     141
 22,300 *Integra LifeSciences Holdings Corporation...     587
 34,800 *Med-Design Corporation......................     686
 15,000 *Odyssey Healthcare, Inc.....................     389
 23,200 *Orthodontic Centers of America, Inc.........     708
 91,600 *Praecis Pharmaceuticals, Inc................     533
136,400 *Quidel Corporation..........................   1,049
132,500 *Radiologix, Inc.............................   1,345
257,000 *VitalWorks, Inc.............................   1,452
                                                      -------
                                                       10,550
                                                      -------
Industrials and Services--18.2%
 33,250 *Administaff, Inc............................     911
  8,400 *Armor Holdings, Inc.........................     227
 21,000 *Career Education Corporation................     720
 14,900 *Cross Country, Inc..........................     395
 16,700 *DeVry, Inc..................................     475
 43,400 *DigitalThink, Inc...........................     469
 39,600 *FirstService Corporation....................   1,109
 16,100  Global Payments, Inc........................     554
 21,000 *Iron Mountain, Inc..........................     920
 29,900 *Kroll, Inc..................................     451
126,800 *Labor Ready, Inc............................     648
 85,000 *Newpark Resources, Inc......................     671
 49,400 *Pre-Paid Legal Services.....................   1,082
 82,100 *Princeton Review, Inc.......................     628
  8,500 *ProBusiness Services........................     160
 20,400 *SkillSoft Corporation.......................     529
                                                      -------
                                                        9,949
                                                      -------

----------
*Non-incomeproducing securities
ADR= American Depository Receipt

         ----------------------------------------------------- -------
         Shares                                                  Value
         ----------------------------------------------------- -------

         Common Stocks--(continued)
         Information Technology--12.1%
               34,700 *Axcelis Technologies, Inc.............. $   447
               34,200 *Caliper Technologies Corporation.......     534
               64,000 *Harmonic, Inc..........................     769
               31,400  Harris Corporation.....................     958
                8,600 *InVision Technologies..................     256
               17,100 *Micrel, Inc............................     449
              185,900 *New Focus, Inc.........................     708
               21,400 *Opnet Technologies.....................     308
               27,875 *Osi Systems, Inc.......................     509
               31,600 *StarTek, Inc...........................     599
               28,700 *Titan Corporation......................     716
               26,000 *Visionics Corporation..................     375
                                                               -------
                                                                 6,628
                                                               -------
         Telecommunication Services--4.2%
               67,200 *ACT Teleconferencing...................     514
               64,380 *Crown Castle International Corporation.     687
               80,100 *UbiquiTel, Inc.........................     597
               49,000 *US Unwired, Inc........................     499
                                                               -------
                                                                 2,297
                                                               -------
         Financial Services--4.2%
               34,400  Boston Private Financial Holdings, Inc.     759
               83,400 *Euronet Worldwide, Inc.................   1,510
                                                               -------
                                                                 2,269
                                                               -------
         Energy--2.9%
               21,300 *National-Oilwell, Inc..................     439
               45,000 *Petroleum Geo-Services ADR.............     358
               32,100 *Pride International, Inc...............     485
               20,300 *Varco International, Inc...............     304
                                                               -------
                                                                 1,586
                                                               -------
         Consumer Staples--2.6%
               21,800 *Performance Food Group.................     767
              135,100 *Virbac Corporation.....................     681
                                                               -------
                                                                 1,448
                                                               -------
         Total Common Stock--88.5%
           (cost $39,261)...................................   48,426
                                                               -------
         Short-Term Investments
            7,045,022  William Blair Ready Reserves Fund......   7,045
                                                               -------
         Total Short-term Investments--12.9%
           (cost $7,045)....................................    7,045
                                                               -------
         Total Investments--101.4%
           (cost $46,306)...................................   55,471
         Liabilities, plus cash and other assets--(1.4%)......    (813)
                                                               -------
         Net assets--100.0%................................... $54,658
                                                               =======

                See accompanying Notes to Financial Statements.

December 31, 2001                                       William Blair Funds  19

[PHOTO]

GREIG

W. George Greig
------------------------------------------------------------------
INTERNATIONAL GROWTH FUND
------------------------------------------------------------------

------------------------------------------------------------------
AN OVERVIEW FROM THE PORTFOLIO MANAGER
------------------------------------------------------------------

How did the Fund perform over the last year?

In spite of a strong showing in the fourth quarter, the International Growth Fund posted a 13.66% decrease on a total return basis (Class N Shares) for the year ended December 31, 2001, but well ahead of its benchmark, the Morgan Stanley Capital International All Country World (Free) except US Index, which declined 19.50%.

What were the most significant factors impacting Fund performance?

Relative performance for the International Growth Fund was strong through the first half of the year. In particular, performance during the second quarter was excellent. Through the first half of the year, the Fund had exposure to solid growth companies in emerging Asia, and had relatively defensive positioning in Japan and Europe.

By the end of the third quarter, however, the global markets had deteriorated sharply. A number of factors weighed heavily on the markets; the aftermath of the September 11 tragedy, uncertainty over the prospects for emerging markets, and concerns about how long the U.S. would remain mired in a recession. Small cap issues in particular were impacted by liquidity driven fears--the concerns on the part of investors about their ability to easily buy and sell these types of securities. Although some sectors and areas recovered during the last few weeks of the quarter--most notably large cap and Technology--this was small consolation, since these areas had declined so far prior to September 11. Small cap and emerging market issues never had an opportunity to regain lost ground.

Two major factors contributed to a rebound in international equity markets in the fourth quarter. First, the U.S. Federal Reserve Board's aggressive monetary easing over the course of 2001 put into place a recovery mechanism that clicked into gear during the month of December. The resultant surge in liquidity benefited international equity markets. Secondly, the prospects for an end to the U.S. recession and gradual strengthening of the economy provided a positive underpinning for the global markets.

The International Growth Fund posted a 12.34% gain on a total return basis (Class N Shares) for the fourth quarter, compared to an increase of 8.89% for the Fund's benchmark, the MSCI All Country World Free except US Index.

Which investment strategies enhanced the Fund's return? Were there any investment strategies that produced the best results?

The best performing regions in the fourth quarter were Asia and Emerging Markets. The International Growth Fund benefited from its exposure in both of these regions, where the Fund was overweighted when compared to its benchmark. Other contributions to the Fund's outperformance relative to this index included an overweighted position in Latin America, and some fairly strong exposure to cyclical issues in the United Kingdom and Canada, which helped to a lesser extent.

20  Annual Report                                             December 31, 2001

Many of the Fund's strongest performing issues in the fourth quarter were Technology holdings. Some of these were companies that saw their share prices decline sharply in the third quarter, and staged a recovery in the fourth, such as Canon Inc., and auto manufacturer Nissan. Others were companies whose solid businesses performed well in the face of very adverse market conditions. Examples of these holdings included Business Objects, a business intelligence software provider; German online broker DAB, Ryanair, which posted financial results that were superior to its industry peers, Capita, a business process outsourcing company, and InfoSys, an Indian software company. In terms of specific countries where we were invested, Korea was also a standout for the Fund, as the country benefited from a strong banking sector.

Were there any investment strategies or themes that did not measure up to your expectations?

The Fund's fairly defensive stock selection in the Health Care, Consumer Non-Durable and Commercial Services sectors were unproductive places to be in the fourth quarter. In particular, the Fund maintained a conservative, "non-cyclical" posture in developed Asia and Europe. These were sectors that had benefited the Fund in the first half of the year. In addition, to the extent that we were slightly underweighted in Technology issues versus our benchmark, gains were limited.

What is your outlook for the Fund? How is the Fund positioned based on this outlook?

We expect emerging markets to outperform in 2002. Asian economies are benefiting from an improving balance between consumer growth and industrial development. We expect Latin America to solve its inflationary problems once the current economic crisis in Argentina is resolved. We also expect Continental Europe to do well in the coming year, as economic growth in the European Union builds.

We remain cautious on Japan, where the government has yet to announce a much-needed program to overhaul the nation's battered financial system.

At the end of 2001, the Fund's exposure to Asia (excluding Japan) was approximately 17%, much greater than the benchmark weighting of 11%, and our exposure to Emerging Markets also stood at roughly 18%, nearly double the index weighting.

Our focus moving into the new year will be to continue to emphasize solid growth companies in the markets we expect to do well, both adding to existing positions in companies we favor as well as purchasing new issues for the Fund.


December 31, 2001                                       William Blair Funds  21

------------------------------------------------------------------
International Growth Fund
------------------------------------------------------------------

------------------------------------------------------------------
Performance Highlights
------------------------------------------------------------------

------------------------------------------------------------------

                                      2001     2000    1999   1998  1997
                                    ------   ------   -----  -----  ----
International Growth Fund (Class N) (13.66)%  (8.10)% 96.25% 11.46% 8.39%
Morgan Stanley Capital -
 International (MSCI) All
 Country World Free
 Ex-U.S. Index..................... (19.50)  (15.09)  30.91  14.46  2.04
Lipper International Index......... (19.34)  (14.72)  37.83  12.66  7.25

             ------------------------------------------------------------------


                            Illustration of an assumed investment of $10,000 with reinvestment of capital gain distributions and income dividends

                                    [CHART]
Average Annual Total Return
Class N Shares
(period ended 12/31/01)

1 Year                 (13.66)%
5 Years                 13.47%
Since Inception
(10/1/92)               12.66%


                        12/91   12/92   12/93   12/94   12/95   12/96   12/97   12/98   12/99   12/00   12/01

International
Growth Fund           $10,000  10,100  13,600  13,500  14,500  16,000  17,400  19,300  38,000  35,000  30,100
MSCI AC WLD
Ex-US Index           $10,000   9,700  13,100  13,900  15,300  16,400  16,700  19,100  25,000  21,200  17,100
Lipper Int'l Index    $10,000   9,900  13,700  13,600  15,000  17,200  18,400  20,800  28,600  24,400  19,700


Past performance does not guarantee future results. Returns shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Class N shares are available to the general public without a sales load.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World Free ex-U.S. Index is an unmanaged index that includes developed and emerging markets and reduced Japanese portion, making it more comparable to the International Growth Fund in terms of investment approach.

The Lipper International Index is a composite of international growth mutual funds.

This report identifies the Fund's investments on December 31, 2001. These holdings are subject to change. Not all stocks in the Fund performed as well, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

22  Annual Report                                              Decemer 31, 2001

--------------------------------------------------------------------------------
International Growth Fund
--------------------------------------------------------------------------------
Portfolio of Investments, December 31, 2001 (all dollar amounts in thousands)


------------------------------------------------------------------
Shares                                                       Value
---------------------------------------------------------- -------

Common Stocks--Europe--28.1%
Belgium--1.2%
  200,000 *Interbrew (Beverages).......................... $ 5,477
                                                           -------
Denmark--1.0%
   40,000 Group 4 Falck A/S (Safety and security services)   4,478
                                                           -------
Finland--0.7%
  150,000 Hartwall Oyj (Consumer non-durables)............   3,072
                                                           -------
France--4.9%
   70,000 Altran Technologies S.A. (Information technology
           services)......................................   3,163
  140,000 April S.A. (Property and casualty insurance)....   2,069
  110,000 Aventis S.A. (Pharmaceuticals)..................   7,719
   60,000 *Business Objects S.A.--ADR (Internet and
           software services).............................   2,028
   60,000 L'Oreal S.A. (Consumer non-durables)............   4,290
   35,850 *Medidep S.A. (Health services).................     691
   60,000 *Wavecom S.A. (Electronic technology)...........   2,255
                                                           -------
                                                            22,215
                                                           -------
Germany--5.2%
  100,000 Altana AG (Pharmaceuticals).....................   4,978
   30,000 Muenchener Re (Multi-line insurance)............   8,148
   80,000 Rhoen-Klinikum AG (Health care operator)........   4,168
   20,000 SAP AG (Packaged software)......................   2,622
  100,000 *Thiel Logistik AG (Technology services)........   1,950
  100,000 United Medical Systems International AG (Health
           technology)....................................   1,594
                                                           -------
                                                            23,460
                                                           -------
Greece--1.8%
  300,000 Coca-Cola Hellenic Bottling S.A. (Beverages)....   4,328
  400,000 Delta Singular (Technology services)............   1,432
  150,000 Folli Follie (Apparel and footwear retailer)....   2,637
                                                           -------
                                                             8,397
                                                           -------
Ireland--2.3%
  300,414 CRH plc (Building products).....................   5,276
  160,000 *Ryanair Holdings plc--ADR (Air transport)......   5,128
                                                           -------
                                                            10,404
                                                           -------
Italy--1.2%
  140,000 Recordati SpA (Health technology)...............   2,790
   70,000 Tod's SpA (Apparel and footwear)................   2,867
                                                           -------
                                                             5,657
                                                           -------
Netherlands--1.6%
  160,000 Ahold NV (Food retailer)........................   4,656
  141,800 United Services Group NV (Personnel services)...   2,759
                                                           -------
                                                             7,415
                                                           -------
Spain--3.6%
  150,000 Banco Popular Espanol (Banking).................   4,926
  175,000 Grupo Dragados (Engineering and construction)...   2,342
  200,000 Grupo Ferrovial S.A. (Industrial services)......   3,507
  300,000 Inditex (Apparel and footwear retailer).........   5,720
                                                           -------
                                                            16,495
                                                           -------
Switzerland--4.6%
   60,000 *Logitech International S.A. (Electronic
           technology)....................................   2,196
    8,000 Serono S.A.--B (Biotechnology)..................   6,983
    3,500 Synthes-Stratec, Inc. (Medical specialties).....   2,437
   30,000 Tecan AG (Specialty engineering)................   1,988
  150,000 UBS AG (Banking)................................   7,572
                                                           -------
                                                            21,176
                                                           -------

      -------------------------------------------------------------------
      Shares                                                        Value
      ----------------------------------------------------------- -------

      Common Stocks--United Kingdom--19.5%
        400,000 3i Group plc (Venture capital)................... $ 4,998
        500,000 Amey plc (Industrial services)...................   2,711
        700,000 Anite Group plc (Electronic technology)..........   1,735
        200,000 Atkins plc (Industrial services).................   1,912
        150,000 Barclays plc (Diversified banking)...............   4,961
        300,000 Barratt Developments plc (Consumer durables).....   1,868
      1,500,000 BG Group plc (Industrial services)...............   6,106
      1,500,000 Billiton plc (Aluminum mining)...................   7,610
        110,000 *Cambridge Antibody Technology (Health
                 technology).....................................   3,083
      1,000,000 Capita Group plc (Commercial services)...........   7,127
        375,000 *Celltech Group plc (Pharmaceuticals)............   4,764
      1,000,000 Electronics Boutique plc (Retail)................   1,992
        200,000 Enterprise Inns (Consumer services)..............   1,814
        165,000 Luminar plc (Restaurants)........................   2,023
        200,000 MAN Group plc (Finance)..........................   3,466
        300,000 Matalan plc (Apparel and footwear retailer)......   1,526
      1,250,000 Mitie Group plc (Commercial services)............   2,953
        345,000 Nestor Healthcare Group plc (Personnel services).   2,746
        175,000 Next plc (Apparel and footwear retailer).........   2,277
        600,000 Northern Rock plc (Finance)......................   5,504
        175,000 *Oxford Glycosciences (Health technology)........   1,634
        225,000 *Powderject Pharmaceuticals (Medical specialties)   1,851
        300,000 Reckitt Benckiser plc (Household products).......   4,361
        100,000 RM (Technology services).........................     345
        250,000 Standard Chartered plc (Banking).................   2,980
      1,000,000 Tesco plc (Food retailer)........................   3,620
        100,000 *Willis Group Holdings, Ltd.--ADR (Insurance
                 brokers)........................................   2,355
                                                                  -------
                                                                   88,322
                                                                  -------

      Common Stocks--Canada--5.1%
        140,000 *Biovail Corp.--ADR (Pharmaceuticals)............   7,875
        150,000 *CHC Helicopter Corp. (Airlines).................   1,672
        822,200 *Compton Petroleum Corp. (Oil and gas
                 production).....................................   2,168
        127,300 *Kingsway Financial Services (Finance)...........   1,598
        100,000 Loblaw Companies Ltd. (Retail)...................   3,265
        120,000 Manulife Financial Corp. (Life and health
                 insurance)......................................   3,134
        100,000 Suncor Energy (Energy minerals)..................   3,280
                                                                  -------
                                                                   22,992
                                                                  -------

      Common Stocks--Bahamas--1.3%
        150,000 Ace Limited (Property and casualty insurer)......   6,022
                                                                  -------

      Common Stocks--Japan--11.5%
         44,000 Belluna Company, Ltd. (Catalogs and specialty
                 distribution)...................................   1,499
        225,000 Canon, Inc. (Electronic equipment)...............   7,734
         20,000 Cawachi Limited (Retail).........................   1,143
         44,900 Fast Retailing Company, Ltd. (Apparel and
                 footwear retailer)..............................   3,990
         50,000 Kappa Create Co., Ltd. (Consumer non-durables)...   2,191
        100,000 Komeri Co. (Retail)..............................   2,439
            300 *Net One Systems Co., Ltd. (Technology services).   4,390
      1,147,000 Nissan Motor Company, Ltd. (Motor vehicles)......   6,075
         60,000 Orix Corp (Finance, rental and leasing)..........   5,368
            540 Painthouse Co., Ltd. (Consumer services).........   1,774
         25,000 Sanix Corporation (Pest control).................     937
        100,000 *Sega Corporation (Consumer durables)............   1,993

                See accompanying Notes to Financial Statements.

December 31, 2001                                       William Blair Funds  23

--------------------------------------------------------------------------------
International Growth Fund
--------------------------------------------------------------------------------

Portfolio of Investments, December 31, 2001 (all dollar amounts in thousands)

      ---------------------------------------------------------------------
      Shares                                                         Value
      ---------------------------------------------------------   --------

      Common Stocks--Japan--11.5%--(continued)
         45,000 SMC Corporation (Trucks, construction and
                 farm machinery)................................. $  4,575
        100,000 Takeda Chemical Industries (Pharmaceuticals).....    4,519
         60,300 Tsuruha Co. (Retail trade).......................      917
         40,000 Yamada Denki (Consumer electronics retailer).....    2,805
                                                                  --------
                                                                    52,349
                                                                  --------

      Common Stocks--Emerging Asia--11.5%
      China--2.8%
      8,246,000 Chaoda Modern Agriculture (Process industries)...    2,327
      2,000,000 *China Unicom, Ltd. (Telecommunications).........    2,206
      1,500,000 China Vanke Co., Ltd. (Real estate development)..    1,706
      3,856,000 *Convenience Retail Asia (Retail trade)..........    1,249
      3,000,000 *Denway Motors Limited (Motor vehicles)..........      933
      4,600,000 Global Bio-Chem Technology (Process
                 industries).....................................    1,608
      5,500,000 Texwinca Holdings, Ltd. (Textiles)...............    2,627
                                                                  --------
                                                                    12,656
                                                                  --------
      India--3.1%
        130,000 Dr. Reddy's Laboratories (Pharmaceuticals).......    2,487
        600,000 Hero Honda (Consumer durables)...................    3,116
        600,000 Hindustan Lever (Consumer non-durables)..........    2,780
        200,000 Housing Development Finance Corp. (Financial
                 services).......................................    2,747
         35,000 Infosys Technologies (Consulting and software
                 services).......................................    2,954
                                                                  --------
                                                                    14,084
                                                                  --------
      Indonesia--0.6%
      4,000,000 PT Ramayana Lestari Sentosa (Retail trade).......    1,024
      1,000,000 Unilever Indonesia Tbk (Household and personal
                 care)...........................................    1,565
                                                                  --------
                                                                     2,589
                                                                  --------
      South Korea--3.9%
        750,000 *Good Morning Securities Co. (Investment
                 banking and brokerage)..........................    3,289
         40,000 LG Home Shopping, Inc. (Catalog/Specialty
                 distribution)...................................    2,394
         50,000 Pacific Corporation (Consumer non-durables)......    5,025
         33,000 Samsung Electronics Co. (Semiconductors).........    7,009
                                                                  --------
                                                                    17,717
                                                                  --------
      Taiwan--1.1%
      2,000,000 *Taiwan Semiconductor (Semiconductors)...........    5,000
                                                                  --------

      Common Stocks--Asia--5.7%
      Australia--3.8%
        200,000 Macquarie Bank, Ltd. (Financial services)........    3,831
      1,500,000 Macquarie Infrastructure Group (Financial
                 services).......................................    2,685
      1,000,000 Mayne Nickless (Health services).................    3,518
      1,500,000 Quantas Airways (Transportation).................    2,823
        275,000 Wesfarmers Limited (Manufacturing)...............    4,358
                                                                  --------
                                                                    17,215
                                                                  --------

      ----------
      *Non-incomeproducing securities
      ADR= American Depository Receipt

     ----------------------------------------------------------------------
     Shares                                                          Value
     -----------------------------------------------------------  --------

     Common Stocks--Asia--5.7%--(continued)
     Hong Kong--1.0%
         410,300  Dah Sing Financial (Regional banks)............ $  1,942
       2,231,352  Esprit Holdings (Apparel and footwear retailer)    2,518
                                                                  --------
                                                                     4,460
                                                                  --------
     New Zealand--0.5%
         855,000  Warehouse Group Limited (Discount stores)......    2,351
                                                                  --------
     Singapore--0.4%
       1,000,000  Want Want Holdings (Consumer non-durables).....    1,900
                                                                  --------

     Common Stocks--Latin America--3.2%
     Brazil--0.9%
         370,000  Confeccoes Guararapes S.A.--ON (Apparel
                   retailer).....................................      736
         200,000  Tele Norte Leste--ADR (Specialty
                   telecommunications)...........................    3,126
                                                                  --------
                                                                     3,862
                                                                  --------
     Mexico--2.3%
       4,000,000  America Movil S.A. (Communications)............    3,857
       2,749,000  Walmart de Mexico (Retailer)...................    6,447
                                                                  --------
                                                                    10,304
                                                                  --------

     Common Stocks--Emerging Europe, Mid-East,
      Africa--0.9%
     South Africa--0.9%
         380,000  Harmony Gold Mining Co. (Precious metals)......    2,486
       6,360,565  Network Healthcare Holdings (Health services)..    1,537
                                                                  --------
                                                                     4,023
                                                                  --------
     Total Common Stock--86.8%
       (cost $372,513).........................................   394,092
                                                                  --------

     Preferred Stock--2.1%
     Brazil--2.1%
      40,000,000  Banco Itau S.A. (Banking)......................    3,045
        500,000   Confeccoes Guararapes S.A.--PN (Apparel
                   retailer).....................................      908
        377,600   Perdigao S.A. (Miscellaneous food products)....    2,450
        140,000   Petroleo Brasileiro S.A. (Oil and gas).........    3,097
                                                                  --------
                                                                     9,500
                                                                  --------
     Total Preferred Stock--2.1%
       (cost $9,466)...........................................     9,500
                                                                  --------

     Short-Term Investments
      44,660,902  William Blair Ready Reserves Fund..............   44,661
                                                                  --------
     Total Short-term Investments--9.8%
       (cost $44,661)..........................................    44,661
                                                                  --------
     Total Investments--98.7%
       (cost $426,640).........................................   448,253
     Cash and other assets, less liabilities--1.3%...............    5,802
                                                                  --------
     Net assets--100.0%.......................................... $454,055
                                                                  ========

                See accompanying Notes to Financial Statements.

24  Annual Report                                             December 31, 2001

--------------------------------------------------------------------------------
International Growth Fund
--------------------------------------------------------------------------------
Portfolio of Investments, December 31, 2001 (all dollar amounts in thousands)


At December 31, 2001 the Fund's Portfolio of Investments includes the following industry categories:

Financials................  23.5%
Consumer Discretionary....  16.0%
Consumer Staples..........  13.9%
Health Care...............  16.0%
Industrials...............  12.4%
Information Technology....   8.1%
Materials.................   3.8%
Telecommunication Services   2.3%
Energy....................   2.1%
Utilities.................   1.5%
Transportation............   0.4%
                           ------
                           100.0%
                           ======

At December 31, 2001 the Fund's Portfolio of Investments includes the following currency categories:

Euro..................  23.6%
British Pound Sterling  21.3%
Japanese Yen..........  13.0%
United States Dollar..   7.0%
Swiss Franc...........   5.2%
South Korean Won......   4.4%
Australian Dollar.....   4.3%
Hong Kong Dollar......   4.2%
Canadian Dollar.......   3.8%
Indian Rupee..........   3.5%
Mexico Nuevo Peso.....   2.6%
Brazilian Real........   2.5%
All other currencies..   4.6%
                       ------
                       100.0%
                       ======


                See accompanying Notes to Financial Statements.

December 31, 2001                                       William Blair Funds  25

[PHOTO]

KLECZKA

Glen A. Kleczka

[PHOTO]

MITCHEL

David Mitchell

[PHOTO]

PRICE

Capucine "Cappy" Price

------------------------------------------------------------------
VALUE DISCOVERY FUND
------------------------------------------------------------------

------------------------------------------------------------------
AN OVERVIEW FROM THE PORTFOLIO MANAGERS
------------------------------------------------------------------

How did the Fund perform over the last year?

The Value Discovery Fund posted excellent performance results for the year ended December 31, 2001, gaining 17.39% on a total return basis (Class N Shares), compared to its primary benchmark, the Russell 2000(R) Index, which increased 2.49%, and the Russell 2000(R) Value Index, which increased 14.03%.

What were the most significant factors impacting Fund performance?

Strong stock selection was the primary reason for the Fund's outperformance during 2001.

Consumer stocks, in particular, were standouts, with Blockbuster Video doubling in share price during the year. Other strong Consumer Staple names included Earthgrains, which was acquired by Sara Lee Corporation earlier in the year, and Christopher & Banks, which was the third best contributor to portfolio return. Christopher & Banks, a women's apparel retailer, saw its share price rise 174% over the course of the year.

The Fund's exposure to Technology names also benefited performance. In particular, the Fund's largest holding, Checkpoint Systems, a security and protection services company, experienced an 80% increase in price.

Which investment strategies enhanced the Fund's return? Were there any investment themes that produced the best results?

The Consumer and Technology sectors provided the most significant contribution to portfolio return--especially when compared to the Fund's benchmarks.

What were among the weakest performing sectors or investments for the Fund?

Our Financial holdings, and specifically some insurance companies, were weak performers. While a small percentage of this weakness may be attributed to the events of September 11th, by and large poor performance was related to company-specific issues.

Our Energy holdings also performed poorly. During the course of 2001, energy prices collapsed based on the looming prospects for an economic recession. Our holdings experienced greater percentage price declines than did the sector.

Finally, a lack of "speculative" names during the fourth quarter probably hurt us somewhat, since we don't buy companies that would fit in this camp. The markets experienced a major "bounce" in many stocks--and predominantly technology stocks--that had come under severe price pressure in the third quarter. The weak fundamentals for many of these companies had not changed--many were not earning any money--but a speculative environment appeared to take over in the equity markets, where the appetite for risk increased as investors began to anticipate an economic recovery.

26  Annual Report                                             December 31, 2001

What is your outlook for the Fund?

We believe that the equity markets have discounted many of the benefits of the economic recovery that should be reflected in corporate earnings this year.

While we remain very positive about the prospects for the economy in 2003 and beyond, our greatest concern is that earnings estimates for 2002 are too high, relative to the gradual pace of the economic recovery. Simply put, we believe the equity market may "over project" earnings gains this year. Consequently, we remain somewhat cautious in our outlook over the near term, as the market could potentially be more volatile in the first half of the year.

More importantly, our mantra remains as always: We buy broken stocks not broken companies. Furthermore, we continue to invest in stocks that have company-specific opportunities to improve their profitability, irrespective of economic activity.

December 31, 2001                                       William Blair Funds  27

------------------------------------------------------------------
Value Discovery Fund
------------------------------------------------------------------

------------------------------------------------------------------
Performance Highlights
------------------------------------------------------------------

------------------------------------------------------------------

                                2001   2000   1999   1998   1997
                               -----  -----  -----  -----  -----
Value Discovery Fund (Class N) 17.39% 18.85%  6.10%   .66% 33.46%
Russell 2000(R) Index.........  2.49  (3.02) 21.26  (2.55) 22.36
Russell 2000(R) Value Index... 14.03  22.83  (1.49) (6.45) 31.78

             ------------------------------------------------------------------

                            Illustration of an assumed investment of $10,000 with reinvestment of capital gain distributions and income dividends

                                    [CHART]

Average Annual Total Return
Class N Shares
(period ended 12/31/01)
1 Year                17.39%
5 Years               14.74%
(12/23/96)            14.65%

                         12/96     6/97    12/97     6/98    12/98     6/99    12/99     6/00    12/00     6/01    12/1
Value Discovery Fund   $10,000   11,100   13,300   14,600   13,400   14,100   14,300   15,900   16,900   19,700   19,900
Russell 2000(R) Index  $10,000   11,000   12,200   12,800   11,900   13,000   14,500   14,900   14,000   15,000   14,400
Russell 2000(R) Value  $10,000   11,500   13,200   13,800   12,300   13,000   12,100   12,900   14,900   16,800   17,000


Past performance does not guarantee future results. Returns shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2000(R) Index is the Fund's primary benchmark. The Russell 2000(R) Index is an unmanaged composite of the smallest 2000 stocks of the Russell 3000 Index.

The Russell 2000(R) Value Index consists of small-capitalization companies with below average price-to-book ratios and forecasted growth rates.

This report identifies the Fund's investments on December 31, 2001. These holdings are subject to change. Not all stocks in the Fund performed as well, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

28  Annual Report                                             December 31, 2001

--------------------------------------------------------------------------------
Value Discovery Fund
--------------------------------------------------------------------------------

Portfolio of Investments, December 31, 2001 (all dollar amounts in thousands)

---------------------------------------------------    --------
Shares                                                    Value
---------------------------------------------------    --------

Common Stocks
Financial Services--25.0%
   104,900     Amerus Life Holdings, Inc., Class "A" . $  3,760
   148,000     Annuity & Life Re Holdings, plc ADR....    3,716
   119,000     Astoria Financial Corporation..........    3,149
   209,900     Brandywine Realty Trust................    4,423
   115,200     First Financial Holdings, Inc..........    2,784
    93,200     First Industrial Realty Trust..........    2,899
   122,100     Hudson United Bancorp..................    3,504
    65,600     MONY Group, Inc........................    2,268
   110,050     Pacific Century Financial Corporation..    2,849
   239,370     Ryder System, Inc......................    5,302
   158,100     Seacoast Financial Services Corporation    2,711
                                                       --------
                                                         37,365
                                                       --------
Consumer Discretionary--17.2%
   160,400     Cadmus Communications Corporation......    1,724
    51,530    *Christopher & Banks Corporation........    1,765
    51,200     Ethan Allen Interiors Inc..............    2,129
   129,000    *Gadzooks, Inc..........................    1,772
   188,300     Hollinger International, Inc...........    2,203
    75,700    *Michaels Stores, Inc...................    2,494
   371,000    *Prime Hospitality Corporation..........    4,100
   283,200    *Sharper Image Corporation..............    3,328
    65,500    *United Stationers Inc..................    2,204
   364,300    *Whitehall Jewellers, Inc...............    4,004
                                                       --------
                                                         25,723
                                                       --------
Materials--12.1%
    96,700     Ferro Corporation......................    2,495
   136,200    *Jones Lang LaSalle, Inc................    2,458
   103,100     Spartech Corporation...................    2,119
   278,250     LSI Incorporated.......................    4,842
   130,570    *NCI Building Systems, Inc..............    2,311
   267,250     Watsco, Inc............................    3,795
                                                       --------
                                                         18,020
                                                       --------
Industrials and Services--9.9%
   124,900     Belden, Inc............................    2,941
   123,800    *Denison International, plc, ADR........    2,050
   156,630    *Flowserve Corporation..................    4,168
    97,700    *Gardner Denver, Inc....................    2,181
    94,500    *Pentair, Inc...........................    3,450
                                                       --------
                                                         14,790
                                                       --------

----------
*Non-incomeproducing securities
ADR= American Depository Receipt

           -----------------------------------------------  --------
           Shares                                              Value
           -----------------------------------------------  --------

           Common Stocks--(continued)
           Information Technology--8.4%
              172,167     Avenet, Inc...................... $  4,385
              354,400    *Checkpoint Systems, Inc..........    4,749
              416,800    *Overland Data, Inc...............    3,418
                                                            --------
                                                              12,552
                                                            --------
           Healthcare--6.6%
              140,400     Alpharma, Inc., Class "A"........    3,714
              124,700    *First Health Group Corporation...    3,085
              157,800    *Sola International, Inc..........    3,061
                                                            --------
                                                               9,860
                                                            --------
           Autos and transportation--4.1%
               61,100    *Landstar System, Inc.............    4,430
               68,130    *Yellow Corporation...............    1,710
                                                            --------
                                                               6,140
                                                            --------
           Energy--3.9%
              240,300    *Veritas DGC, Inc.................    4,445
              180,400    *Newpark Corporation..............    1,425
                                                            --------
                                                               5,870
                                                            --------
           Consumer Staples--3.3%
               73,500     Dean Foods Company...............    5,013
                                                            --------
           Utilities--2.6%
              179,800     Atmos Energy Corporation.........    3,821
                                                            --------
           Total Common Stock--93.2%
             (cost $111,348)...............................  139,154
                                                            --------

           Short-Term Investments
           10,840,181    William Blair Ready Reserves Fund.   10,840
                                                            --------
           Total Short-term Investments--7.3%
             (cost $10,840)................................   10,840
                                                            --------
           Total Investments--100.5%
             (cost $122,188)...............................  149,994
           Liabilities, plus cash and other assets--(0.5)%.     (702)
                                                            --------
           Net assets--100.0%.............................. $149,292
                                                            ========


                See accompanying Notes to Financial Statements.

December 31, 2001                                       William Blair Funds  29

[PHOTO]

KAPLAN

James S. Kaplan

[PHOTO]

MYER

Bentley M. Myer

------------------------------------------------------------------
INCOME FUND
------------------------------------------------------------------

------------------------------------------------------------------
AN OVERVIEW FROM THE PORTFOLIO MANAGERS
------------------------------------------------------------------

How did the Fund perform over the last year?

For the year ended December 31, 2001, the Income Fund posted a solid gain of 7.18% on a total return basis (Class N Shares), compared to an increase of 8.96% for the Fund's benchmark, the Lehman Intermediate Government/Credit Bond Index, but roughly in line with the 7.32% return of the Fund's peer group, the Morningstar Short-term Bond Category.

What were the most significant factors impacting Fund performance?

2001 was the second straight year that domestic bonds have outperformed stocks, since the back-to-back years of 1992 and 1993. Unfortunately, extreme year-end volatility erased the double-digit gains investment-grade bonds had been making over the course of the year.

The fourth quarter was marked by what one major news organization described as "wrenching" turns in interest rates, and a high level of volatility in the fixed income markets. For example, it took nearly 15 weeks for the yield on the U.S. Treasury's 10-year note to fall a full percentage point to its low for the year--of 4.18%--on November 7th. Within two weeks the rate on the 10-year note shot back up to 5.00%. The following two weeks saw the 10-year note rate fall to 4.66%, only to then rise sharply to 5.19% over the subsequent week-and-a-half.

The Income Fund posted a slight 0.56% decrease on a total return basis for the fourth quarter (Class N Shares), just behind its benchmark and its peer group. Both the Fund's benchmark, the Lehman Intermediate Government/Credit Bond Index, and the Fund's peer group, the Morningstar Short-term Bond Category, were nearly flat for the quarter, rising 0.08% and 0.04%, respectively.

The Fund's 2001 return, while attractive, was lower than its benchmark largely because the Fund was underweighted on the shorter end of the interest rate yield curve. The Fund's benchmark, by comparison, is more heavily weighted towards the shorter end of the yield curve (short-term fixed-income instruments). Shorter-term instruments benefited over the course of the year by the Federal Reserve Board's aggressive interest rate policy--which included
11 interest rate cuts during 2001.

Which investments enhanced the Fund's return? Were there any investment themes that produced the best results?

Our investment strategy since the beginning of 2001 has emphasized conservative, higher-quality and more defensive issues. However, this limited the Fund's gains somewhat in the first half of the year because the market tended to favor lower-rated corporate issues. As the economy continued to weaken and the terrorist events of September 11th unfolded, fixed income investors sought higher quality issues such as those the Fund owned in the second half of the year. Our higher quality bias worked to the Fund's advantage during 2001.

Asset-backed and mortgage-backed securities continued to post very good performance for the Fund in the fourth quarter and the year overall.

30  Annual Report                                             December 31, 2001

What is your outlook for the Fund? How is the Fund positioned based on this outlook?

The Federal Reserve Board has pumped massive amounts of liquidity into the nation's financial system. We believe the Fed will now allow these moves to work their way through the economy.

We believe the Federal Reserve does not want to see intermediate and long-term rates rise, and thus stifle the fledgling economic recovery. However, we think the Fed is also very leery about exhausting its ability to drive rates lower with any further rate reductions. In the near-term, we expect a certain amount of "posturing" by the Fed to attempt to influence the credit markets with their statements regarding the health of the economy, essentially trying to "encourage" the fixed income markets into keeping rates from going higher.

In fact, we believe the Fed will actually be predisposed to increase rates in the second half of the year if the economy quickly begins to show signs of health, essentially "mopping up" the excess liquidity in the financial system.

While the past two years have been very good ones for bond investors, eventually we expect returns to revert back to more historical averages, meaning returns in the single-digit range.

While we would say that on balance our outlook is cautious, as always we will continue to emphasize high quality corporate issues. We will look for more opportunities to invest in the types of issues that have provided strong performance for the Fund. We also will continue to emphasize mortgage-backed and asset-backed issues, which have provided solid returns in 2001. Mortgage-backed issues, in particular, have the potential to be one of the best performing sectors in 2002, as these securities should benefit from the huge decline of prepayments resulting from mortgage refinancings.

December 31, 2001                                       William Blair Funds  31

------------------------------------------------------------------
Income Fund
------------------------------------------------------------------

------------------------------------------------------------------
Performance Highlights
------------------------------------------------------------------

------------------------------------------------------------------

                                        2001   2000  1999  1998  1997
                                        ----  -----  ----  ----  ----
          Income Fund (Class N)........ 7.18%  9.99%  .34% 7.07% 8.03%
          Lehman Intermediate
           Government/Credit Bond Index 8.96  10.12   .39  8.44  7.87

             ------------------------------------------------------------------


                            Illustration of an assumed investment of $10,000 with reinvestment of capital gain distributions and income dividends

                                    [CHART]

Average Annual Total Return
Class N Shares
(period ended 12/31/01)

1 Year    7.18%
5 Years   6.47%
10 Years   6.34%

                   12/91    12/92    12/93    12/94    12/95    12/96    12/97    12/98    12/99    12/00    12/01
Income Fund      $10,000   10,700   11,500   11,500   13,100   13,500   14,600   15,600   15,700   17,200   18,500
Lehman
Intermediate
Gov/Credit Bond  $10,000   10,700   11,700   11,400   13,200   13,700   14,800   16,100   16,100   17,400   19,300


Past performance does not guarantee future results. Returns shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. Class N shares are available to the general public without a sales load.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Lehman Intermediate Government/Credit Bond Index indicates broad intermediate government/corporate bond market performance.

This report identifies the Fund's investments at December 31, 2001. These holdings are subject to change. Not all stocks in the Fund performed as well, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

32  Annual Report                                             December 31, 2001

--------------------------------------------------------------------------------
Income Fund
--------------------------------------------------------------------------------

Portfolio of Investments, December 31, 2001 (all dollar amounts in thousands)

--------------------------------------------------------- -------
Principal
Amount                                                      Value
--------------------------------------------------------- -------

U.S. Government and U.S. Government Agency
 Guaranteed Obligations--40.2%
U.S. Treasury--9.4%
$ 6,250 U.S. Treasury Note, 6.000%, due 8/15/09.......... $ 6,663
  9,000 U.S. Treasury Note, 6.500%, due 2/15/10..........   9,887
-------                                                   -------
 15,250 Total U.S. Treasury Obligations..................  16,550
-------                                                   -------

U.S. Government Guaranteed Obligations--.7%
Government National Mortgage Association (GNMA)--.4%
    628 #2000-29, Tranche A, 7.500%, due 7/20/26.........     643
-------                                                   -------
Small Business Administration--.3%
     -- Receipt for Multiple Originator Fees, #3, 0.870%,
         due 11/08/08 (Interest Only) WAC................     226
    293 Loan #100023, 9.375%, due 11/25/14...............     303
-------                                                   -------
    293 Total Small Business Administration Obligations..     529
-------                                                   -------

U.S. Government Agency Guaranteed Obligations--30.1%
Federal Home Loan Mortgage Corp. (FHLMC)--23.5%
  5,000 #1458, Tranche J, 7.000%, due 8/15/07............   5,216
  4,768 #G10067, 7.000%, due 1/1/08......................   4,988
  1,578 #G10147, 8.500%, due 2/1/08......................   1,660
  4,712 #1612, Tranche SE, 8.100%, due 11/15/08..........   5,025
    137 #1625, Tranche SB, 9.500%, due 12/15/08..........     141
  1,773 #1261, Tranche N, 8.000%, due 12/15/08...........   1,845
    618 MCF, Tranche A4, 8.700%, due 12/30/08............     630
  3,750 #E65418, 7.000%, due 8/1/10......................   3,923
  2,773 #E81908, 8.500%, due 12/1/15.....................   2,929
  3,014 #1462, Tranche PK, 7.500%, due 7/15/21...........   3,104
  5,000 # 1578, Tranche H, 6.650%, due 7/15/22...........   5,238
  4,450 #G21, Tranche J, 6.250%, due 8/25/22.............   4,602
  1,959 #1608, Tranche SE, 8.959%, due 6/15/23...........   2,087
-------                                                   -------
 39,532 Total FHLMC Mortgage Obligations.................  41,388
-------                                                   -------

           -------------------------------------------------- -------
           Principal
           Amount                                               Value
           -------------------------------------------------- -------

           Federal National Mortgage Association (FNMA)--6.6%
           $ 1,368 #577393, 10.000%, due 6/1/11.............. $ 1,511
             2,959 #577395, 10.000%, due 8/1/11..............   3,290
             1,890 #593561, 9.500%, due 8/1/14...............   2,095
             4,009 #598453, 7.000%, due 6/1/15...............   4,177
               397 #1993-2, Tranche PH, 7.350%, due 3/25/21..     397
                11 #1993-19, Tranche SH, 11.234%, due 4/25/23      12
               230 #1994-72, Tranche SA, 9.750%, due 4/25/24.     230
           -------                                            -------
            10,864 Total FNMA Mortgage Obligations...........  11,712
           -------                                            -------
                   Total U.S. Government and U.S. Government
            66,567  Agency Guaranteed Obligations............  70,822
           -------                                            -------

                See accompanying Notes to Financial Statements.

December 31, 2001                                       William Blair Funds  33

--------------------------------------------------------------------------------
Income Fund
--------------------------------------------------------------------------------

Portfolio of Investments, December 31, 2001 (all dollar amounts in thousands)

         ------------------------------------------ ----------- -------

                                                          NRSRO
         Principal                                       Rating
         Amount                                     (unaudited)   Value
         ------------------------------------------ ----------- -------

         Collateralized Mortgage Obligations--23.3%
         $   887 Prudential Home Securities,
                  1992-13 Tranche B-2, 7.500%,
                  due 6/25/07......................       A     $   920
           2,960 Security National Mortgage Loan
                  Trust, 2001-2, Tranche B,
                  8.100%, due 10/25/20.............     BBB       2,967
           3,453 Bear, Stearns & Co., 1992-3,
                  Tranche B-1, 6.782%,
                  due 5/25/23......................     AAA       3,495
           2,814 First Plus, 1998-2, Tranche M2,
                  7.510%, 2001-2 Tranche B, due
                  5/10/24..........................      A2       2,912
           2,224 Security National Mortgage Loan
                  Trust, 2001-2, Tranche B,
                  9.510%, due 9/25/24..............      A2       2,326
           2,959 Security National Mortgage Loan
                  Trust, 2000-1, Tranche B,
                  9.250%, due 2/25/25..............      A2       3,093
           5,381 LTC Commercial Mortgage,
                  1994-1, Tranche C, 9.500%, due
                  6/15/26..........................     AA+       5,520
           2,650 LTC Commercial Mortgage,
                  1994-1, Tranche D, 10.000%,
                  due 6/15/26......................     AA-       2,768
           5,398 Contimortgage Home Equity,
                  1997-2, Tranche MIF,
                  7.340%, due 4/15/28..............     Aa2       5,489
           4,425 Green Tree Home Equity, 1998-E,
                  Tranche M2 ,
                  7.270%, due 6/15/28..............      A2       4,584
           1,054 Security National Mortgage Loan
                  Trust, 2001-1, Tranche B,
                  8.070%, due 11/25/28.............       A       1,060
                 Merit Securities Corp., Series 13,
         __5,886  Tranche M2,
                  7.880%, due 12/28/33.............      A2       6,063

                                                                -------
         _40,091 Total Collateralized Mortgage
                  Obligations......................              41,197

                                                                -------
         Corporate Obligations--32.8%
           7,000 Abbott Laboratories, 5.625%,
                  due 7/1/06.......................      AA       7,192
           4,300 Household Finance, 7.875%,
                  due 3/1/07.......................       A       4,620
           3,325 Block Financial, 8.500%,
                  due 4/15/07......................    BBB+       3,668
           4,000 Mellon Bank, 7.375%, due 5/15/07..      A+       4,348
           1,000 Worldcom, Inc., 8.875%,
                  due 11/1/07......................    BBB+       1,055
           5,510 First Data Corporation, MTN,
                  6.375%, due 12/15/07.............      A+       5,764
           4,700 Cardinal Healte Note, 6.250%,
                  due 7/15/08......................       A       4,807

----------
WAC= Weighted Average Coupon
MTN= Medium Term Note
VRN= Variable Rate Note
NRSRO= Nationally Recognized Statistical Rating Organization, such as S&P,
     Moody's or Fitch.

         --------------------------------------- ----------- --------

                                                       NRSRO
         Principal                                    Rating
         Amount                                  (unaudited)    Value
         --------------------------------------- ----------- --------

         Corporate Obligations--(continued)
         $  3,000 Ford Motor Credit, 7.875%,
                   due 6/15/10..................    BBB+     $  3,042
            4,520 GE Global Insurance, 7.500%,
                   due 6/15/10..................      AA        4,919
            1,500 Boeing Capital Corporation,
                   7.375%, due 9/27/10..........     AA-        1,587
            3,650 Tyco International Group, S.A.
                   6.750%, due 2/15/11..........       A        3,665
            3,100 AOL Time Warner, 6.750%,
                   due 4/15/11..................    BBB+        3,177
            4,000 Morgan Stanley, 6.750%,
                   due 4/15/11..................     AA-        4,092
            4,000 Worldcom, Inc., 7.500%,
                   due 5/15/11..................    BBB+        4,115
            1,750 Bristol-Myers Squibb, 5.750%,
                   due 10/01/11.................     AAA        1,733
         --------                                            --------
           55,355 Total Corporate Obligations...               57,784
         --------                                            --------
          162,013 Total Long-Term Investments--96.3%
         --------
                    (cost $166,362).............              169,803..
                                                             --------
         Short-Term Investments--2.6%
            2,552 American Express Corporation,
                   VRN 1.820%, due 1/2/02.......      A+        2,552
         ___2,000 Sears, Roebuck Corporation
                   3.050%, due 1/15/02..........      A-        2,000
                                                             --------
            4,552 Total Short-Term Investments..                4,552
         --------                                            --------
                    (cost $4,552)...............
         $166,565 Total Investments--98.9%
         ========
                    (cost $170,914).............              174,355
                  Cash and other assets, less
                   liabilities--1.1%............                1,909
                                                             --------
                  Net Assets--100.0%............             $176,264
                                                             ========

                See accompanying Notes to Financial Statements.

34  Annual Report                                             December 31, 2001

[PHOTO]

KAPLAN

James S. Kaplan

[PHOTO]

MYER

Bentley M. Myer
------------------------------------------------------------------
READY RESERVES FUND
------------------------------------------------------------------

------------------------------------------------------------------
AN OVERVIEW FROM THE PORTFOLIO MANAGERS
------------------------------------------------------------------

Since the beginning of 2001, the Federal Reserve has been engaged in an aggressive effort to ease credit in an attempt to reinvigorate the nation's economy, which had slipped into recession in March, according to the National Bureau of Economic Research.

The Federal Reserve cut interest rates a total of 11 times in 2001. On December 11th, the date of the eleventh rate reduction, the Federal Reserve decreased its benchmark Federal Funds rate (the interest rate charged on overnight loans between banks) to 1.75%, the lowest level in four decades.

Three of the rate reductions came in the third quarter, with a full percentage point of rate cuts made after the September 11th terrorist attacks--reflecting the Fed's concern about the sharp deterioration in the nation's economy in the wake of this national tragedy.

For most of the year we maintained a "barbell" strategy for the Fund with short-term commercial paper and six- to-twelve-month secondary corporate paper. Said another way, we looked for opportunities in the shorter-side of the commercial paper market--issues of 60 days or less--and took advantage of opportunities in the secondary corporate market to provide additional income opportunities for the Fund.

This strategy was not without its challenges as supply in the commercial paper market was severely curtailed by lower corporate issuance and the fact that a number of very large commercial paper issuers had their ratings downgraded based on the downturn in economic conditions. Consequently, many of these issuers saw their commercial paper become ineligible for investment by money market funds.

We also maintained a defensive stance for most of the year, working to keep the Fund's average maturity shorter. By the end of the year, the Fund's average maturity stood at 48 days.

The return for the fourth quarter of 2001 of the Fund's Class N Shares was 0.51%, versus the 0.37% return of 30-day Treasury Bills. For the 12 months ended December 31, 2001, the Fund's return was 3.66%, slightly below the 3.85% 30-day T-Bill return. Total assets were $1.40 billion at the end of the fourth quarter, up from $1.39 billion at the end of the third quarter and $1.34 billion at the start of the year.

Looking forward to 2002, we see greater opportunities in the commercial paper market and we expect new issuances to increase as the economy strengthens. Nonetheless, we will maintain a cautious stance, keeping the Fund's average maturity on the shorter side and will maintain our barbell strategy as the economy improves.

------------------------------------------------------------------
Performance Highlights
------------------------------------------------------------------

Average Annual Total Returns--Class N Shares period ending December 31, 2001.

                                           ------ ------- --------
                                           1 Year 5 Years 10 Years
                                           ------ ------- --------
              Ready Reserves Fund.........  3.66%  4.84%    4.40%
              AAA Rated Money Market Funds  3.49%  4.78%    4.78%

Past Performance does not guarantee future results. Total return includes reinvestment of income. Yields fluctuate and are not guaranteed. An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corp. (FDIC) or any government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

The AAA Rated Money Markets Funds Average represents the average annual composite performance of all AAA rated First Tier Retail Money Market Funds listed by IBC Financial Data.

This report identifies the Fund's investments on December 31, 2001. These holdings are subject to change. Not all fixed-income securities in the Fund performed as well, nor is there any guarantee that these fixed-income securities will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

December 31, 2001                                       William Blair Funds  35

--------------------------------------------------------------------------------
Ready Reserves Fund
--------------------------------------------------------------------------------

Portfolio of Investments, December 31, 2001 (all dollar amounts in thousands)

        -----------------------------------------------------  ---------
        Principal                                              Amortized
        Amount                                                      Cost
        -----------------------------------------------------  ---------
        U.S. Government Agency Guaranteed--2.2%
        $       233  Agency for International Development,
                      VRN--Peru, 3.145%, 2/1/02...............  $    233
             13,000  Agency for International Development,
                      VRN--India, 2.202%, 1/2/02..............    12,943
              1,339  Federal Home Loan Mortgage Corporation,
                      M90513, 6.500%, 9/1/02..................     1,330
                775  Federal Home Loan Mortgage Corporation,
                      L74622, 6.500%, 10/1/02.................       768
         ____14,996  Student Loan Marketing Association, VRN,
                      2.202%-2.252%, 1/2/02...................    15,000

                                                                --------
             30,343                                               30,274
        -----------                                             --------
        Fixed Rate Notes--16.9%
             11,722  American General Finance Corporation,
                      6.510%-7.450%, 7/1/02-11/8/02...........    11,592
              1,517  American Home Products, 6.500%, 10/15/02.     1,514
             20,290  Associates First Capital Corporation,
                      6.375%-6.500%, 7/15/02-10/15/02.........    20,140
              3,089  E. I duPont deNemours Company,
                      6.470-6.500%, 9/1/02-9/26/02............     3,065
             33,178  Ford Motor Credit Company,
                      6.500%-8.200%, 2/15/02-2/28/02..........    32,743
             21,651  General Motors Acceptance Corporation,
                      5.500%-6.750%, 1/14/02-2/7/02...........    21,501
             31,305  Household Finance Corporation,
                      5.875%-7.1250%, 2/12/02-11/1/02.........    31,112
              8,311  IBM Credit Corporation, 6.450%-7.000%,
                      1/28/02-11/12/02........................     8,279
              6,403  National Rural Utility Cooperative,
                      5.000%-6.700%, 2/5/02-10/1/02...........     6,384
              2,810  Paccar Financial Corporation,
                      5.980%-6.410%, 6/14/02-6/17/02..........     2,802
              3,213  Pfizer, Inc., 6.625%, 9/15/02............     3,204
             28,115  SBC Communications, Inc.,
                      5.730%-7.250%, 2/15/02-11/15/02.........    27,980
             54,775  Tyco Capital Corporation, 6.375%-7.560%,
                      1/30/02-11/15/02........................    54,261
              2,608  USAA Capital Corporation, 6.900%, 11/1/02     2,586
              1,391  Verizon Global Funding Corporation,
                      6.625%, 9/15/02.........................     1,379
              8,723  Wal-Mart Stores, Inc., 6.875%, 8/1/02....     8,634
        -----------                                             --------
            239,101                                              237,176
        -----------                                             --------

        ----------------------------------------------------  ---------
        Principal                                             Amortized
        Amount                                                     Cost
        ----------------------------------------------------  ---------

        Variable Rate Notes--12.8%
        $   4,006  American General Finance Corporation,
                    2.205%, 2/14/02..........................  $  4,004
           10,013  Associates First Capital Corporation,
                    2.220%, 2/19/02..........................    10,006
           27,300  Caterpillar Financial Services,
                    2.530%-2.600%, 1/7/02-2/1/02.............    27,289
            5,494  Ford Motor Credit Company, 2.249%,
                    2/20/02..................................     5,498
           37,308  Household Finance Corporation,
                    2.050%-2.810%, 1/2/02-3/27/02............    37,276
           17,496  John Deere Capital Corporation,
                    2.180%-2.270%, 2/6/02-2/22/02............    17,496
           20,000  National Rural Utility Cooperative Finance
                    Corporation, 2.180%-2.461%, 1/17/02-
                    2/5/02...................................    20,000
           32,939  Paccar Financial Corporation,
                    1.975%-2.430%, 1/28/02-3/27/02...........    32,918
            6,022  Prudential Funding Corporation, 2.170%,
                    3/18/02..................................     6,016
           12,895  Tyco Capital Corporation, 2.636%, 1/23/02.    12,882
            6,360  Unilever Corporation, 2.473%, 1/24/02.....     6,358
        ---------                                              --------
          179,833                                               179,743
        ---------                                              --------
        Demand Note--1.1%
        ___15,979  American Express Corporation, VRN,
                    1.82%, 1/2/02............................    15,979

                                                               --------
          465,256                                               463,172
        ---------                                              --------
        Commercial Paper--66.7%
        Insurance--16.6%
           52,000  American General Corporation,
                    1.770%-1.990%, 1/11/02-1/16/02...........    51,963
           23,500  Aon Corporation, 2.850%-2.900%,
                    1/4/02-1/7/02............................    23,490
           38,000  General Re Corporation, 1.190%-2.220%,
                    1/17/02-2/27/02..........................    37,919
            7,875  Marsh USA, 1.900%, 2/6/02.................     7,860
           57,420  Mass Mutual Funding, 1.750%-2.360%,
                    1/7/02-2/7/02............................    57,360
        ___54,000  Prudential Funding Corporation,
                    1.750%-1.930%, 1/2/02-1/11/02............    53,988

                                                               --------
          232,795                                               232,580
        ---------                                              --------

                See accompanying Notes to Financial Statements.

36  Annual Report                                             December 31, 2001

--------------------------------------------------------------------------------
Ready Reserves Fund
--------------------------------------------------------------------------------

Portfolio of Investments, December 31, 2001 (all dollar amounts in thousands)


       -------------------------------------------------------  ---------
       Principal                                                Amortized
       Amount                                                        Cost
       -------------------------------------------------------  ---------

       Commercial Paper--(continued)
       Industrials--Capital Goods--16.0%
       $     2,175  Caterpillar Financial Services Corporation,
                     2.220%, 1/8/02............................ $  2,174
            10,000  Dover Corporation, 1.780%, 1/14/02.........    9,993
            62,500  General Electric Capital International
                     Funding, 1.830%-2.090%, 1/3/02-1/31/02....   62,459
            69,500  General Electric Capital Services
                     Corporation, 1.740%-2.090%,
                     1/4/02-1/28/02............................   69,454
             5,000  Deere & Company, 2.010%, 1/8/02............    4,998
            24,000  John Deere Credit, Ltd.--Australia,
                     1.780%-2.110%, 1/8/02-1/25/02.............   23,978
            22,000  John Deere Credit Corporation,
                     2.040%, 1/10/02...........................   21,989
        ____30,205  Paccar Financial Corporation,
                     1.750%-2.080%, 1/3/02-2/20/02.............   30,174

                                                                --------
           225,380                                               225,219
       -----------                                              --------
       Energy--5.6%
            10,000  BP Amoco Corporation, 1.820%, 2/19/02......    9,975
        ____68,500  Chevron U.K. Investment, plc,
                     1.740%-2.050%, 1/9/02-2/21/02.............   68,365

                                                                --------
            78,500                                                78,340
       -----------                                              --------
       Telecommunications Services--4.9%
            22,000  BellSouth Corporation, 1.820%, 1/18/02.....   21,981
             3,140  SBC Communications Corporation,
                     1.850%, 1/23/02...........................    3,136
        ____43,794  Verizon Global Funding,
                     1.810%-2.300%, 1/7/02-2/8/02..............   43,724

                                                                --------
            68,934                                                68,841
       -----------                                              --------
       Pharmaceuticals amd Biotechnology--4.7%
        ____66,500  American Home Products, 2.170%-2.350%,
                     1/25/02-3/8/02............................   66,331

                                                                --------
       Healthcare and Equipment and Services--4.5%
        ____63,338  Cardinal Health, Inc., 2.030%-2.070%,
                     1/22/02-1/25/02...........................   63,261

                                                                --------

----------
VRN= Variable Rate Note

        ----------------------------------------------------  ----------
        Principal                                              Amortized
        Amount                                                      Cost
        ----------------------------------------------------  ----------

        Commercial Paper--(continued)
        Food / Beverage / Tobacco--4.0%
         $   22,536  Brown-Forman Corp., 2.040%-2.070%,
                      1/23/02-1/25/02........................ $   22,507
         ____33,362  Kraft Foods, 1.800%-1.820%,
                      1/23/02-2/6/02.........................     33,318

                                                              ----------
             55,898                                               55,825
        -----------                                           ----------
        Diversified Financials--3.1%
              5,000  American Express Credit Corporation,
                      2.000%, 1/2/02.........................      5,000
             39,000  Citicorp, 1.780%-1.810%, 1/10/02-1/18/02     38,975
        -----------                                           ----------
             44,000                                               43,975
        -----------                                           ----------
        Utilities--3.0%
         ____42,730  National Rural Utilities Cooperative
                      Finance Corporation, 1.940%-2.090%,
                      1/11/02-1/28/02........................     42,694

                                                              ----------
        Household and Personal Products--2.5%
             20,000  Kimberly-Clark Corporation,
                      1.800%, 1/28/02........................     19,973
             15,000  The Proctor & Gamble Co.,
                       1.760%, 1/30/02.......................     14,979
        -----------                                           ----------
             35,000                                               34,952
        -----------                                           ----------
        Media--1.8%
             15,000  Knight-Ridder, Inc., 1.720%, 1/29/02....     14,980
             10,000  Washington Post Company,
                       1.730%, 2/15/02.......................      9,978
        -----------                                           ----------
             25,000                                               24,958
        -----------                                           ----------
            938,075  Total Commercial Paper..................    936,976
        -----------                                           ----------
         $1,403,331  Total Investments--99.7%
                       (cost $1,400,148).....................  1,400,148
        ===========                                           ----------
                     Cash and other assets,
                      less liabilities--0.3%.................      3,592
                                                              ----------
                     Net assets--100.0%...................... $1,403,740
                                                              ==========
                     Portfolio Weighted Average Maturity.....    48 Days


                See accompanying Notes to Financial Statements.

December 31, 2001                                       William Blair Funds  37

--------------------------------------------------------------------------------
Statements of Assets and Liabilities
--------------------------------------------------------------------------------

December 31, 2001 (all dollar amounts in thousands)

                                                                              Tax-
                                                                           Managed  Large Cap  Small Cap
                                                                            Growth     Growth     Growth
                                                             Growth Fund      Fund       Fund       Fund
-                                                            -----------  --------  --------- ----------
Assets
Investments in securities, at cost.......................... $   316,622  $  5,901  $  6,246  $   39,261
Investment in Affiliated Fund, at cost......................       6,063       790        76       7,045
                                                             -----------  --------  --------  ----------
Investments in securities, at value......................... $   391,607  $  6,414  $  5,919  $   48,426
Investment in Affiliated Fund, at value.....................       6,063       790        76       7,045
Cash........................................................          89        --        --           5
Receivable for fund shares sold.............................          --        32        15         905
Dividend and interest receivable............................         281         6         5           4
Prepaid insurance...........................................          35        --        --          --
                                                             -----------  --------  --------  ----------
       Total assets.........................................     398,075     7,242     6,015      56,385
Liabilities
Payable for investment securities purchased.................          --        --        --       1,639
Payable for fund shares redeemed............................      11,562         3        --          17
Management fee payable......................................         268         5         5          36
Distribution and shareholder services fee payable...........          14        --        --           2
Other accrued expenses......................................         135        23        19          33
                                                             -----------  --------  --------  ----------
       Total liabilities....................................      11,979        31        24       1,727
                                                             -----------  --------  --------  ----------
        Net Assets.......................................... $   386,096  $  7,211  $  5,991  $   54,658
                                                             ===========  ========  ========  ==========
Capital
Composition of Net Assets
  Par value of shares of beneficial interest................ $        35  $      1  $      1  $        3
  Capital paid in excess of par value.......................     321,052     7,653    10,006      47,910
  Undistributed net investment income (loss)................          --        --        --          --
  Accumulated realized gain (loss)..........................      (9,976)     (956)   (3,689)     (2,420)
  Net unrealized appreciation (depreciation) of investments
   and foreign currencies...................................      74,985       513      (327)      9,165
                                                             -----------  --------  --------  ----------
        Net Assets.......................................... $   386,096  $  7,211  $  5,991  $   54,658
                                                             ===========  ========  ========  ==========
Class I Shares
  Net Assets................................................ $   330,947  $  7,006  $  5,790  $   42,212
  Shares Outstanding........................................  30,265,449   767,830   858,758   2,535,318
  Net Asset Value Per Share................................. $     10.93  $   9.12  $   6.74  $    16.65
Class N Shares
  Net Assets................................................ $    55,143  $    197  $    197  $   12,435
  Shares Outstanding........................................   5,071,964    21,731    29,287     749,988
  Net Asset Value Per Share................................. $     10.87  $   9.07  $   6.72  $    16.58

                See accompanying Notes to Financial Statements.

38  Annual Report                                             December 31, 2001

--------------------------------------------------------------------------------
Statements of Assets and Liabilities
--------------------------------------------------------------------------------

December 31, 2001 (all dollar amounts in thousands)

                                                             International      Value                        Ready
                                                                    Growth  Discovery       Income        Reserves
                                                                      Fund       Fund         Fund            Fund
-                                                            ------------- ----------  -----------  --------------
Assets
Investments in securities, at cost..........................  $   381,979  $  111,348  $   170,914  $    1,400,148
Investment in Affiliated Fund, at cost......................       44,661      10,840           --              --
                                                              -----------  ----------  -----------  --------------
Investments in securities, at value.........................  $   403,592  $  139,154  $   174,355  $    1,400,148
Investment in Affiliated Fund, at value.....................       44,661      10,840           --              --
Cash........................................................          414       2,601           --              --
Foreign currency, at value (cost $5,352)....................        5,296          --           --              --
Receivable for fund shares sold.............................        6,196         308          415              14
Receivable for investment securities sold...................          912          --           --              --
Recievable for open foreign currency contracts..............           20          --           --              --
Dividend and interest receivable............................          510         207        1,792           5,706
Prepaid insurance...........................................           18          11            7              68
                                                              -----------  ----------  -----------  --------------
       Total assets.........................................      461,619     153,121      176,569       1,405,936
Liabilities
Payable for investment securities purchased.................        5,994       2,440           --              --
Payable for fund shares redeemed............................          867       1,164          125           1,099
Management fee payable......................................          393         136          104             230
Distribution and shareholder services fee payable...........           38           4            1             402
Dividend payable............................................           --          --           --             213
Other accrued expenses......................................          272          85           75             252
                                                              -----------  ----------  -----------  --------------
       Total liabilities....................................        7,564       3,829          305           2,196
                                                              -----------  ----------  -----------  --------------
        Net Assets..........................................  $   454,055  $  149,292  $   176,264  $    1,403,740
                                                              ===========  ==========  ===========  ==============
Capital
Composition of Net Assets
  Par value of shares of beneficial interest................         $ 29  $        8  $        17  $        1,404
  Capital paid in excess of par value.......................      477,709     121,697      181,585       1,402,440
  Undistributed net investment income (loss)................          622          --           --              81
  Acculmulated realized gain (loss).........................     (45,862)        (219)      (8,779)           (185)
  Net unrealized appreciation (depreciation) of investments
   and foreign currencies...................................       21,557      27,806        3,441              --
                                                              -----------  ----------  -----------  --------------
        Net Assets..........................................  $   454,055  $  149,292  $   176,264  $    1,403,740
                                                              ===========  ==========  ===========  ==============
Class I Shares
  Net Assets................................................     $263,534  $  131,855  $   161,900
  Shares Outstanding........................................   16,895,514   7,248,015   15,643,186
  Net Asset Value Per Share.................................       $15.60  $    18.19  $     10.35
Class N Shares
  Net Assets................................................     $190,511  $   17,426  $    14,359  $    1,403,740
  Shares Outstanding........................................   12,303,483     956,014    1,388,248   1,403,843,190
  Net Asset Value Per Share.................................       $15.48  $    18.23  $     10.34  $         1.00

                See accompanying Notes to Financial Statements.

December 31, 2001                                       William Blair Funds  39

--------------------------------------------------------------------------------
Statements of Operations
--------------------------------------------------------------------------------

for the Year Ended December 31, 2001 (all dollar amounts in thousands)

                                                                                           Tax-Managed    Large Cap    Small Cap
                                                                              Growth Fund  Growth Fund  Growth Fund  Growth Fund
-                                                                             -----------  -----------  -----------  -----------
Investment income
  Interest...................................................................    $  1,184        $  24      $    13      $   135
  Dividends..................................................................       1,540           22           31           32
  Less foreign tax withheld..................................................          (5)          --           --           --
                                                                                 --------        -----      -------      -------
    Total income.............................................................       2,719           46           44          167
Expenses
  Investment advisory fees...................................................       3,365           47           62          431
  Distribution fees..........................................................         198            1            1           24
  Shareholder services fees..................................................           1           --           --            2
  Custodian fees.............................................................         113           42           36           49
  Transfer agent fees........................................................         201           28           28           58
  Professional fees..........................................................          63           18           19           22
  Registration fees..........................................................          64           58           59           69
  Other expenses.............................................................         320            5            8           32
                                                                                 --------        -----      -------      -------
    Total expenses before waiver.............................................       4,325          199          213          687
    Less expenses waived and absorbed by the Advisor.........................          --         (134)        (127)        (139)
                                                                                 --------        -----      -------      -------
    Net expenses.............................................................       4,325           65           86          548
                                                                                 --------        -----      -------      -------
    Net investment income (loss).............................................      (1,606)         (19)         (42)        (381)
Net realized and unrealized gain (loss) on investments, futures, foreign currency transactions and other assets and liabilities......................
    Net realized gain (loss) on investments..................................      (5,589)        (862)      (3,191)      (1,804)
                                                                                 --------        -----      -------      -------
Change in net unrealized appreciation (depreciation) on investments and other
 assets and liabilities......................................................     (66,914)         479        1,057       10,117
                                                                                 --------        -----      -------      -------
Net increase (decrease) in net assets resulting from operations..............    $(74,109)       $(402)     $(2,176)     $ 7,932
                                                                                 ========        =====      =======      =======

                See accompanying Notes to Financial Statements.

40  Annual Report                                             December 31, 2001

--------------------------------------------------------------------------------
Statements of Operations
--------------------------------------------------------------------------------

for the Year Ended December 31, 2001 (all dollar amounts in thousands)

                                                                                         International      Value
                                                                                                Growth  Discovery   Income
                                                                                                  Fund       Fund     Fund
-                                                                                        -------------  ---------  -------
Investment income
  Interest..............................................................................      $  1,134    $   331  $11,064
  Dividends.............................................................................         4,867      1,790       --
  Less foreign tax withheld.............................................................         (441)         --       --
                                                                                             ---------    -------  -------
    Total income........................................................................         5,560      2,121   11,064
Expenses
  Investment advisory fees..............................................................         3,999      1,297    1,052
  Distribution fees.....................................................................           381         35       20
  Shareholder services fees.............................................................             1         --       --
  Custodian fees........................................................................           469         65       59
  Transfer agent fees...................................................................           191         54       53
  Professional fees.....................................................................            56         37       49
  Registration fees.....................................................................            91         58       60
  Other expenses........................................................................           190         70      109
                                                                                             ---------    -------  -------
    Total expenses before waiver........................................................         5,378      1,616    1,402
    Less expenses waived and absorbed by the Advisor....................................            --        (51)      --
                                                                                             ---------    -------  -------
    Net expenses........................................................................         5,378      1,565    1,402
                                                                                             ---------    -------  -------
    Net investment income (loss)........................................................           182        556    9,662
Net realized and unrealized gain (loss) on investments, futures, foreign currency transactions and other assets and liabilities
    Net realized gain (loss) on investments.............................................       (40,694)     5,819    1,059
    Net realized (gain) loss on foreign currency transactions and other assets and
     liabilities........................................................................        (1,328)        --       --
                                                                                             ---------    -------  -------
    Total net realized gain (loss)......................................................       (42,022)     5,819    1,059
Change in net unrealized appreciation (depreciation) on investments and other assets and
 liabilities............................................................................       (12,050)    10,754    1,575
                                                                                             ---------    -------  -------
Net increase (decrease) in net assets resulting from operations.........................     $ (53,890)   $17,129  $12,296
                                                                                             =========    =======  =======

                                                                                            Ready
                                                                                         Reserves
                                                                                             Fund
-                                                                                        --------
Investment income
  Interest..............................................................................  $59,741
  Dividends.............................................................................       --
  Less foreign tax withheld.............................................................       --
                                                                                          -------
    Total income........................................................................   59,741
Expenses
  Investment advisory fees..............................................................    3,184
  Distribution fees.....................................................................    4,645
  Shareholder services fees.............................................................       --
  Custodian fees........................................................................      292
  Transfer agent fees...................................................................      470
  Professional fees.....................................................................      102
  Registration fees.....................................................................       99
  Other expenses........................................................................      560
                                                                                          -------
    Total expenses before waiver........................................................    9,352
    Less expenses waived and absorbed by the Advisor....................................       --
                                                                                          -------
    Net expenses........................................................................    9,352
                                                                                          -------
    Net investment income (loss)........................................................   50,389
Net realized and unrealized gain (loss) on investments, futures, foreign currency transactions and other assets and liabilities
    Net realized gain (loss) on investments.............................................       --
    Net realized (gain) loss on foreign currency transactions and other assets and
     liabilities........................................................................       --
                                                                                          -------
    Total net realized gain (loss)......................................................       --
Change in net unrealized appreciation (depreciation) on investments and other assets and
 liabilities............................................................................       --
                                                                                          -------
Net increase (decrease) in net assets resulting from operations.........................  $50,389
                                                                                          =======

                See accompanying Notes to Financial Statements.

December 31, 2001                                       William Blair Funds  41

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

for the Years Ended December 31, 2001 and 2000 (all amounts in thousands)


                                                                                                            Growth
                                                                                                              Fund
-                                                                                            --------------------  -------
                                                                                                  2001       2000    2001
-                                                                                            ---------  ---------  ------
Operations
  Net investment income (loss).............................................................. $  (1,606) $    (869) $  (19)
  Net realized gain (loss) on investments, futures, foreign currency transactions and other
   assets and liabilties....................................................................    (5,589)   184,622    (862)
  Change in net unrealized appreciation (depreciation) on investments, foreign currency
   transactrions and other assets and liabilities...........................................   (66,914)  (230,337)    479
                                                                                             ---------  ---------  ------
  Net increase (decrease) in net assets resulting from operations...........................   (74,109)   (46,584)   (402)
Distributions to shareholders from
  Net investment income.....................................................................        --         --      --
  Net realized gain.........................................................................    (4,993)  (176,855)     --
                                                                                             ---------  ---------  ------
                                                                                                (4,993)  (176,855)     --
Capital stock transactions
  Net proceeds from sale of shares..........................................................    39,185    138,353   3,483
  Shares issued in reinvestment of income dividends and capital gain distributions..........     4,405    162,100      --
  Less cost of shares redeemed..............................................................  (129,379)  (344,470)   (871)
                                                                                             ---------  ---------  ------
  Net increase (decrease) in net assets resulting from capital share transactions...........   (85,789)   (44,017)  2,612
                                                                                             ---------  ---------  ------
  Increase (decrease) in net assets.........................................................  (164,891)  (267,456)  2,210
Net assets..................................................................................
  Beginning of period.......................................................................   550,987    818,443   5,001
                                                                                             ---------  ---------  ------
  End of period............................................................................. $ 386,096  $ 550,987  $7,211
                                                                                             =========  =========  ======
Undistributed net investment income (loss) at the end of the period......................... $      --  $      --  $   --
                                                                                             =========  =========  ======

                                                                                                         Large
                                                                                                           Cap
                                                                                                        Growth
                                                                                                          Fund
-                                                                                            ----------------
                                                                                               2000     2001     2000
-                                                                                            ------  -------  -------
Operations
  Net investment income (loss)..............................................................     --  $   (42) $   (37)
  Net realized gain (loss) on investments, futures, foreign currency transactions and other
   assets and liabilties....................................................................    (94)  (3,191)    (498)
  Change in net unrealized appreciation (depreciation) on investments, foreign currency
   transactrions and other assets and liabilities...........................................     16    1,057   (1,400)
                                                                                             ------  -------  -------
  Net increase (decrease) in net assets resulting from operations...........................    (78)  (2,176)  (1,935)
Distributions to shareholders from
  Net investment income.....................................................................     --       --       --
  Net realized gain.........................................................................     --       --       --
                                                                                             ------  -------  -------
                                                                                                 --       --       --
Capital stock transactions
  Net proceeds from sale of shares..........................................................  4,076    1,372   14,161
  Shares issued in reinvestment of income dividends and capital gain distributions..........     --       --       --
  Less cost of shares redeemed..............................................................    (15)  (4,200)  (2,384)
                                                                                             ------  -------  -------
  Net increase (decrease) in net assets resulting from capital share transactions...........  4,061   (2,828)  11,777
                                                                                             ------  -------  -------
  Increase (decrease) in net assets.........................................................  3,983   (5,004)   9,842
Net assets..................................................................................
  Beginning of period.......................................................................  1,018   10,995    1,153
                                                                                             ------  -------  -------
  End of period............................................................................. $5,001  $ 5,991  $10,995
                                                                                             ======  =======  =======
Undistributed net investment income (loss) at the end of the period......................... $   --  $    --  $    --
                                                                                             ======  =======  =======

                                                                                                           Small
                                                                                                             Cap
                                                                                                          Growth
                                                                                                            Fund
-                                                                                            ------------------
                                                                                                 2001      2000
-                                                                                            --------  --------
Operations
  Net investment income (loss).............................................................. $   (381) $   (208)
  Net realized gain (loss) on investments, futures, foreign currency transactions and other
   assets and liabilties....................................................................   (1,804)      490
  Change in net unrealized appreciation (depreciation) on investments, foreign currency
   transactrions and other assets and liabilities...........................................   10,117    (1,069)
                                                                                             --------  --------
  Net increase (decrease) in net assets resulting from operations...........................    7,932      (787)
Distributions to shareholders from
  Net investment income.....................................................................       --        --
  Net realized gain.........................................................................       --      (889)
                                                                                             --------  --------
                                                                                                   --      (889)
Capital stock transactions
  Net proceeds from sale of shares..........................................................   38,305    43,346
  Shares issued in reinvestment of income dividends and capital gain distributions..........       --       867
  Less cost of shares redeemed..............................................................  (20,357)  (20,105)
                                                                                             --------  --------
  Net increase (decrease) in net assets resulting from capital share transactions...........   17,948    24,108
                                                                                             --------  --------
  Increase (decrease) in net assets.........................................................   25,880    22,432
Net assets..................................................................................
  Beginning of period.......................................................................   28,778     6,346
                                                                                             --------  --------
  End of period............................................................................. $ 54,658  $ 28,778
                                                                                             ========  ========
Undistributed net investment income (loss) at the end of the period......................... $     --  $     --
                                                                                             ========  ========

                See accompanying Notes to Financial Statements.


42  Annual Report                                             December 31, 2001

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

for the Years Ended December 31, 2001 and 2000 (all amounts in thousands)


                                                                                            International               Value
                                                                                                   Growth           Discovery
                                                                                                     Fund                Fund
-                                                                                   --------------------  ------------------
                                                                                         2001       2000      2001      2000
-                                                                                   ---------  ---------  --------  --------
Operations
  Net investment income (loss)..................................................... $     182  $    (773) $    556  $    349
  Net realized gain (loss) on investments, futures, foreign currency transactions
   and other assets and liabilties.................................................   (42,022)    55,059     5,819       167
  Change in net unrealized appreciation (depreciation) on investments, foreign
   currency transactrions and other assets and liabilities.........................   (12,050)   (84,922)   10,754     9,926
                                                                                    ---------  ---------  --------  --------
  Net increase (decrease) in net assets resulting from operations..................   (53,890)   (30,636)   17,129    10,442
Distributions to shareholders from
  Net investment income............................................................        --       (841)     (559)     (373)
  Net realized gain................................................................        --    (58,967)   (5,904)       --
                                                                                    ---------  ---------  --------  --------
                                                                                           --    (59,808)   (6,463)     (373)
Capital stock transactions
  Net proceeds from sale of shares.................................................   287,090    391,472    81,461    28,669
  Shares issued in reinvestment of income dividends and capital gain distributions.        --     56,818     6,285       356
  Less cost of shares redeemed.....................................................  (113,033)  (326,047)  (23,213)  (13,424)
                                                                                    ---------  ---------  --------  --------
  Net increase (decrease) in net assets resulting from capital stock transactions..   174,057    122,243    64,533    15,601
                                                                                    ---------  ---------  --------  --------
  Increase (decrease) in net assets................................................   120,167     31,799    75,199    25,670
Net assets
  Beginning of period..............................................................   333,888    302,089    74,093    48,423
                                                                                    ---------  ---------  --------  --------
  End of period.................................................................... $ 454,055  $ 333,888  $149,292  $ 74,093
                                                                                    =========  =========  ========  ========
Undistributed net investment income (loss) at the end of the period................ $     622  $      --  $     --  $     --
                                                                                    =========  =========  ========  ========

                                                                                                                            Ready
                                                                                                 Income                  Reserves
                                                                                                   Fund                      Fund
-                                                                                   ------------------  ------------------------
                                                                                        2001      2000         2001         2000
-                                                                                   --------  --------  -----------  -----------
Operations
  Net investment income (loss)..................................................... $  9,662  $ 10,567  $    50,389  $    67,428
  Net realized gain (loss) on investments, futures, foreign currency transactions
   and other assets and liabilties.................................................    1,059    (3,283)          --          (24)
  Change in net unrealized appreciation (depreciation) on investments, foreign
   currency transactrions and other assets and liabilities.........................    1,575     8,811           --           --
                                                                                    --------  --------  -----------  -----------
  Net increase (decrease) in net assets resulting from operations..................   12,296    16,095       50,389       67,404
Distributions to shareholders from
  Net investment income............................................................  (10,451)  (10,749)     (50,389)     (67,404)
  Net realized gain................................................................       --        --           --           --
                                                                                    --------  --------  -----------  -----------
                                                                                     (10,451)  (10,749)     (50,389)     (67,404)
Capital stock transactions
  Net proceeds from sale of shares.................................................   35,686    38,982    5,044,318    5,125,455
  Shares issued in reinvestment of income dividends and capital gain distributions.    7,689     7,908       50,130       65,976
  Less cost of shares redeemed.....................................................  (36,702)  (57,865)  (5,029,888)  (4,905,054)
                                                                                    --------  --------  -----------  -----------
  Net increase (decrease) in net assets resulting from capital stock transactions..    6,673   (10,975)      64,560      286,377
                                                                                    --------  --------  -----------  -----------
  Increase (decrease) in net assets................................................    8,518    (5,629)      64,560      286,377
Net assets
  Beginning of period..............................................................  167,746   173,375    1,339,180    1,052,803
                                                                                    --------  --------  -----------  -----------
  End of period.................................................................... $176,264  $167,746  $ 1,403,740  $ 1,339,180
                                                                                    ========  ========  ===========  ===========
Undistributed net investment income (loss) at the end of the period................ $     --  $     68  $        81  $        81
                                                                                    ========  ========  ===========  ===========

                See accompanying Notes to Financial Statements.


December 31, 2001                                       William Blair Funds  43

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------


(1) Significant Accounting Policies

(a) Description of the Fund

William Blair Funds (the "Fund") is an open-end diversified mutual fund registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund currently consists of the following eight portfolios (the "Portfolios"), each with its own investment objectives and policies.

                   Equity Portfolios  International Portfolio
                   -----------------  -----------------------
                   Growth             International Growth
                   Tax-Managed Growth Fixed Income Portfolio
                                      ----------------------
                   Large Cap Growth   Income
                   Small Cap Growth   Money Market Portfolio
                                      ----------------------
                   Value Discovery    Ready Reserves

The investment objectives of the Portfolios are as follows:

Equity....... Long term capital appreciation.
International Long term capital appreciation.
Fixed Income. High level of current income consistent relative to stability of principal.
Money Market. Current income, stable share price and daily liquidity.

(b) Share Classes

Prior to September 30, 1999, the Portfolios only offered N shares. Five different classes of shares currently exist. The table below describes the Class I and Class N shares covered by this report:

Class                                                       Description
-----                                                       -----------
  I   Class I shares are sold to a limited group of investors, are not subject to an initial or contingent deferred sales charge and generallyhave lower ongoing expenses than the other classes.
  N   Class N shares are sold only to investors who acquire the shares directly through the Fund's distributor or a select number offinancial intermediaries, without an initial sales charge.

Investment income, realized and unrealized gains and losses, and certain portfolio level expenses and expense reductions, if any, are allocated based on the relative net assets of each class, except for certain class specific expenses which are charged directly to the appropriate class. Differences in class expenses may result in the payment of different per share dividends by class. All share classes of the Portfolios have equal rights with respect to voting subject to class specific arrangements.

(c) Investment Valuation

Equity securities traded on a national securities exchange or market are valued at the last sale price or, in the absence of a sale on the date of valuation, at the latest bid price. The value of foreign securities is determined based upon the last sale price on the foreign exchange or market on which it is primarily traded or, if there has been no sale on the date of valuation, at the latest bid price. Long-term, fixed income securities are valued based on market quotations, or independent pricing services that use prices provided by market makers or by estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Other securities are valued at fair value as determined in good faith by the Board of Trustees. Short-term securities are valued at amortized cost, which approximates market value. Under this method, any premium or discount as of the date an investment security is acquired is amortized on a straight-line basis to maturity.

(d) Investment income and investment transactions

Interest income is determined on the basis of the interest accrued, adjusted for amortization of premium or discount. Variable rate bonds and floating rate notes earn interest at coupon rates that fluctuate at specific time intervals. The interest rates

44  Annual Report                                             December 31, 2001
shown in the Portfolio of Investments schedule for the Income Portfolio and the Ready Reserves Portfolio were the rates in effect on December 31, 2001. Put bonds may be redeemed at the discretion of the holder on specified dates prior to maturity. The Portfolios utilize the straight-line method of amortization of premiums and discounts for short term securities (maturities less than one year) and the effective interest method for long term securities (maturities greater than one year).

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The revised version of the Guide was effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and requires investment companies to amortize premiums and accrete discounts on fixed income securities. The revised version of the Guide also requires paydown gains and losses on mortgage and asset-backed securities to be presented as interest income as opposed to a component of realized gains and losses. The amortization and accretion requirement had no impact on the Funds, as the Funds were already in compliance.

The Funds adopted the paydown requirement as of January 1, 2001. The effect of this change (in thousands) on the Income Fund was to increase net realized gains by $857 and decrease interest income by $857. This reclassification had no effect on net assets.

Dividend income is recorded on the ex-dividend date, except for those dividends from certain foreign securities which are recorded as soon as the information is available.

Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on an identified cost basis.

(e) Share Valuation and Dividends to Shareholders

Shares are sold and redeemed on a continuous basis at net asset value. The net asset value per share is determined separately for each class by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding as of the close of trading on the New York Stock Exchange, which is generally 3:00 p.m. Chicago time (4:00 p.m. Eastern time), on each day the Exchange is open.

Dividends from net investment income, if any, of the Growth, Tax-Managed Growth, Large Cap Growth, Small Cap Growth, International Growth, and Value Discovery Portfolios are declared at least annually. Dividends from the Income and Ready Reserves Portfolios are declared monthly and daily, respectively. Capital gain distributions, if any, are declared annually in December. Dividends payable to shareholders are recorded on the ex-dividend date.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with Federal income tax regulations that may differ from accounting principles generally accepted in the United States. As a result, net investment income or loss and net realized gain or loss for a reporting period may differ from the amount distributed during such period. In addition, the Portfolios may periodically record reclassifications among certain capital accounts to reflect differences between financial reporting and income tax basis distributions. These reclassifications have no impact on the net asset values of the Portfolios.

(f) Foreign Currency Translation and Foreign Currency Forward Contracts

The International Growth Portfolio may invest in securities denominated in foreign currencies. As such, assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate on the date of valuation. This Portfolio may enter into foreign currency forward contracts (1) as a means of managing the risks associated with changes in the exchange rates for the purchase or sale of a specific amount of a particular foreign currency, and (2) to hedge the value, in U.S. dollars, of portfolio securities. Foreign currency forward contracts and foreign currencies are valued at the forward and current exchange rates, respectively, prevailing on the date of valuation. Gains and losses from foreign currency transactions associated with purchases and sales of investments and foreign currency forward contracts are included with the net realized and unrealized gain or loss on investments.

(g) Income Taxes

Each Portfolio intends to comply with the special provisions of the Internal Revenue Code available to regulated investment companies and, therefore, no provision for Federal income taxes has been made in the accompanying financial statements since each Portfolio intends to distribute its taxable income to its shareholders and be relieved of all Federal income taxes. At December 31, 2001, the following Portfolios have unused capital loss carryforwards available for Federal income tax

December 31, 2001                                       William Blair Funds  45
purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows (in thousands):

                                                           Year of Expiration
                     --------------------------------------------------------
     Portfolio       2002 2003   2004 2005 2006   2007   2008    2009   Total
     ---------       ---- ---- ------ ---- ---- ------ ------ ------- -------
Growth Fund......... $--  $ -- $   -- $--  $--  $   -- $   -- $ 4,332 $ 4,332
Tax-Managed Growth..  --    --     --  --   --      --     94     732     826
Large Cap Growth....  --    --     --  --   --      --    493   2,713   3,206
Small Cap Growth....  --    --     --  --   --      --     --   2,137   2,137
International Growth  --    --     --  --   --      --     --  31,564  31,564
Income..............  --   232  2,156  --   --   1,249  3,293      --   6,930
Ready Reserves......  --    --    108   1    1      51     24      --     185

The International Growth Portfolio has elected to mark-to-market its investment in Passive Foreign Investment Companies ("PFICs") for Federal income tax purposes. In accordance with this election, the Portfolio recognized net unrealized appreciation (depreciation) (in thousands) of $(2,047) and $1,139 in 2001 and 2000, respectively, all of which has been reclassified from unrealized gain (loss) on investments to undistributed net investment income. In addition, the Portfolio recorded net realized gains of $514 on sales of PFICs during 2001, of which $331 had been recognized as income in prior years.

For the period October 31, 2001 through December 31, 2001, the following portfolios incurred net capital losses for which each portfolio intends to treat as having occurred in the following fiscal year for federal income tax purposes (in thousands):

                          Portfolio             Amount
                          ---------            -------
                          Tax-Managed Growth.. $   130
                          Large Cap Growth....     172
                          Small Cap Growth....      57
                          International Growth  13,967
                          Income..............   1,769

(h) Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results may differ from those estimates.

(2) Transactions with Affiliates

(a) Management and Expense Limitation Agreements

Each Portfolio has a management agreement with William Blair & Company L.L.C. (the "Company") for investment advisory, administrative, and other accounting services. Each Portfolio pays the Company an annual fee, payable monthly, based on a specified percentage of its average daily net assets. A summary of the annual rates expressed as a percentage of average daily net assets is as follows:

Equity Portfolios                                                     International Portfolio
-----------------                                                     -----------------------
Growth....................................................... 0.75%   International Growth
Tax-Managed Growth........................................... 0.80%     First $250 million.....  1.10%
Large Cap Growth............................................. 0.80%     Remainder..............  1.00%
Small Cap Growth............................................. 1.10%
Value Discovery.............................................. 1.15%

Fixed Income Portfolio                                                Money Market Portfolio
----------------------                                                ----------------------
Income*                                                               Ready Reserves
  First $250 million......................................... 0.25%     First $250 million..... 0.275%
  Remainder.................................................. 0.20%     Next $250 million...... 0.250%
----------                                                              Next $2 billion........ 0.225%
*Management fee also includes a charge of 5% of gross income.           In excess of $2 billion 0.200%

46  Annual Report                                             December 31, 2001

The Portfolios have also entered into an Expense Limitation Agreement with the Company. Under terms of this Agreement, the Company has voluntarily agreed to waive its advisory fees and absorb other operating expenses through April 30, 2002, if total expenses for each class of the following Portfolios exceed the following rates (as a percentage of average daily net assets):

                            Tax-Managed Growth 1.11%
                            Large Cap Growth.. 1.11%
                            Small Cap Growth.. 1.33%
                            Value Discovery... 1.35%

The voluntary waivers for Class N shares for each Portfolio exclude distribution fees.

For a period of five years subsequent to April 30, 2001, the Company is entitled to reimbursement from the Portfolios for previously waived fees and expenses to the extent the overall expense ratio remains below the percentages indicated. As a result, the total expense ratio for the Portfolios during the period the agreement is in effect will not fall below the percentages indicated.

For the period ended December 31, 2001, the investment advisory fees incurred by the Portfolios and related fee waivers were as follows (in thousands) :

                                                                Expenses
                                    Gross    Fee          Net   Absorbed
        Portfolio            Advisory Fee Waiver Advisory Fee by Advisor
        ---------            ------------ ------ ------------ ----------
        Growth..............    $3,365     $ --     $3,365       $ --
        Tax-Managed Growth..        47       47         --         87
        Large Cap Growth....        62       62         --         65
        Small Cap Growth....       431      139        292         --
        International Growth     3,999       --      3,999         --
        Value Discovery.....     1,297       51      1,246         --
        Income..............     1,052       --      1,052         --
        Ready Reserves......     3,184       --      3,184         --

(b) Underwriting, Distribution Services and Shareholder Services Agreement

Each Portfolio has a Distribution Agreement with the Company for distribution services. Each Portfolio pays the Company an annual fee, payable monthly, based on a specified percentage of its average daily net assets of specified share classes. The annual rates expressed as a percentage of average daily net assets for Class N is 0.25% for all Portfolios except the Income Portfolio, which is 0.15%. Pursuant to the distribution services agreement, the Company enters into related selling group agreements with various firms at various rates for sales of the Portfolios' Class N shares.

Distribution fees paid by the Portfolios to the Company, for the period ended December 31, 2001, were as follows (in thousands):

                     Distribution
Portfolio                    Fees
---------            ------------
Growth..............    $  198
Tax-Managed Growth..         1
Large Cap Growth....         1
Small Cap Growth....        24
International Growth       381
Value Discovery.....        35
Income..............        20
Ready Reserves......     4,645

(c) Trustees

The Portfolios paid fees of $172,500 to non-affiliated trustees of the Fund for the period ended December 31, 2001.

December 31, 2001                                       William Blair Funds  47

(d) Investments in Affiliated Fund

Pursuant to an Exemptive Order granted by the Securities and Exchange Commission in January, 2001, each Portfolio of the Fund may invest in the William Blair Ready Reserves Portfolio ("Ready Reserves"), an open-end money market portfolio managed by the Advisor. Ready Reserves is used as a cash management option to the other Portfolios in the Fund. The Advisor is obligated to waive any management fees earned by Ready Reserves on such investments. Distributions received from Ready Reserves are reflected as dividend income in the Portfolio's statement of operations. Amounts relating to the Portfolios' investments in Ready Reserves were as follows for the period ended December 31, 2001 (in thousands):

                                                         Percent
                                  Sales Dividend          of Net
Portfolio            Purchases Proceeds   Income   Value  Assets
---------            --------- -------- -------- ------- -------
Growth.............. $180,851  $174,788  $  878  $ 6,063   1.6%
Tax-Managed Growth..    4,529     3,739      20      790  10.9
Large Cap Growth....    4,787     4,711       9       76   1.3
Small Cap Growth....   51,133    44,088     122    7,045  12.9
International Growth  314,470   269,809   1,079   44,661   9.8
Value Discovery.....   89,262    78,422     292   10,840   7.3
Income..............       --        --      --       --    --

(3) Investment Transactions

Investment transactions, excluding money market instruments, for the period ended December 31, 2001 were as follows (in thousands):

Portfolio            Purchases    Sales
---------            --------- --------
Growth.............. $315,894  $363,194
Tax-Managed Growth..    4,324     1,966
Large Cap Growth....    6,515     8,422
Small Cap Growth....   66,945    51,872
International Growth  522,148   377,030
Value Discovery.....  104,569    49,825
Income..............  146,153   137,901

The cost of investments for Federal income tax purposes and related gross unrealized appreciation, depreciation and net unrealized appreciation/depreciation at December 31, 2001, were as follows (in thousands):

                                                                      Net
                                        Gross        Gross     Unrealized
                         Cost of   Unrealized   Unrealized   Appreciation
Portfolio            Investments Appreciation Depreciation (Depreciation)
---------            ----------- ------------ ------------ --------------
Growth.............. $  328,385    $95,886      $26,601       $69,285
Tax-Managed Growth..      6,691        869          357           512
Large Cap Growth....      6,632        501        1,138          (637)
Small Cap Growth....     46,532     11,134        2,195         8,939
International Growth    425,718     44,281       21,746        22,535
Value Discovery.....    122,407     29,190        1,603        27,587
Income..............    170,997      4,402        1,044         3,358
Ready Reserves......  1,400,148         --           --            --

Differences between the cost of investments, net unrealized appreciation/depreciation, and capital loss carryforwards at December 31, 2001 for book and Federal income tax purposes relate to differing tax treatment for certain losses on sales of investments. In addition, capital loss carryforwards for book and tax differ due to recognition of mark-to-market adjustments on passive foreign investment companies, and post-October losses which may be deferred for Federal income tax purposes.

(4) Foreign Currency Forward Contracts

To protect itself against a decline in the value of foreign currency against the U.S. dollar, the International Growth Portfolio enters into foreign currency forward contracts with its custodian and others. The Portfolio bears the market risk that arises from changes in foreign currency rates and bears the credit risk if the counterparty fails to perform under the contract. The net realized and unrealized gains and losses associated with forward contracts are reflected in the accompanying financial statements. There were no open foreign currency forward contracts for hedging purposes at December 31, 2001.

48  Annual Report                                             December 31, 2001

(5) Fund Share Transactions

The following table summarizes the activity in capital shares of each Portfolio (in thousands):

                                                                         Sales (Dollars)
-                    ------------------------------------------------------------------
                        Period Ended December 31, 2001    Period Ended December 31, 2000
-                    --------------------------------  --------------------------------
Portfolio             Class I     Class N       Total   Class I     Class N       Total
---------            --------  ----------  ----------  --------  ----------  ----------
Growth.............. $ 22,346  $   16,826  $   39,172  $ 41,505  $   95,836  $  137,341
Tax-Managed Growth..    3,398          85       3,483     3,906         167       4,073
Large Cap Growth....      847         513       1,360    13,996         149      14,145
Small Cap Growth....   15,765      22,434      38,199    33,486       7,227      40,713
International Growth  120,322     161,847     282,169    49,898     339,074     388,972
Value Discovery.....   69,189      12,212      81,401    19,751       8,394      28,145
Income..............   24,069       6,991      31,060    23,281      14,058      37,339
Ready Reserves......       --   5,044,318   5,044,318        --   5,125,455   5,125,455

                                                      Reinvested Distributions (Dollars)
                     ------------------------------------------------------------------
                        Period Ended December 31, 2001    Period Ended December 31, 2000
                     --------------------------------  --------------------------------
Portfolio             Class I     Class N       Total   Class I     Class N       Total
---------            --------  ----------  ----------  --------  ----------  ----------
Growth.............. $  3,584  $      821  $    4,405  $130,306  $   31,444  $  161,750
Tax-Managed Growth..       --          --          --        --          --          --
Large Cap Growth....       --          --          --        --          --          --
Small Cap Growth....       --          --          --       723          99         822
International Growth       --          --          --    36,573      20,022      56,595
Value Discovery.....    5,582         703       6,285       337          19         356
Income..............    7,106         573       7,679     7,261         632       7,893
Ready Reserves......       --      50,130      50,130        --      65,976      65,976

                                                                   Redemptions (Dollars)
                     ------------------------------------------------------------------
                        Period Ended December 31, 2001    Period Ended December 31, 2000
                     --------------------------------  --------------------------------
Portfolio             Class I     Class N       Total   Class I     Class N       Total
---------            --------  ----------  ----------  --------  ----------  ----------
Growth.............. $ 78,400  $   49,864  $  128,264  $139,067  $  205,013  $  344,080
Tax-Managed Growth..      806          41         847        15          --          15
Large Cap Growth....    3,745         398       4,143     2,356           9       2,365
Small Cap Growth....    5,120      13,609      18,729    15,843       3,059      18,902
International Growth   36,519      70,431     106,950    77,965     246,638     324,603
Value Discovery.....   16,892       6,098      22,990    10,227       2,759      12,986
Income..............   27,551       3,884      31,435    36,826      19,971      56,797
Ready Reserves......       --   5,029,888   5,029,888        --   4,905,054   4,905,054

                      Net Change in Net Assets relating to Fund Share Activity (Dollars)
                     ------------------------------------------------------------------
                        Period Ended December 31, 2001    Period Ended December 31, 2000
                     --------------------------------  --------------------------------
Portfolio             Class I     Class N       Total   Class I     Class N       Total
---------            --------  ----------  ----------  --------  ----------  ----------
Growth.............. $(52,470) $  (32,217) $  (84,687) $ 32,744  $  (77,733) $  (44,989)
Tax-Managed Growth..    2,592          44       2,636     3,891         167       4,058
Large Cap Growth....   (2,898)        115      (2,783)   11,640         140      11,780
Small Cap Growth....   10,645       8,825      19,470    18,366       4,267      22,633
International Growth   83,803      91,416     175,219     8,506     112,458     120,964
Value Discovery.....   57,879       6,817      64,696     9,861       5,654      15,515
Income..............    3,624       3,680       7,304    (6,284)     (5,281)    (11,565)
Ready Reserves......       --      64,560      64,560        --     286,377     286,377

December 31, 2001                                       William Blair Funds  49

                                                                               Sales (Shares)
-                    ------------------------------------------------------------------------
                          Period Ended December 31, 2001         Period Ended December 31, 2000
-                    ----------------------------------    ------------------------------------
Portfolio             Class I          Class N       Total    Class I       Class N       Total
---------             -------          -------       -----    -------       -------    -----
Growth..............   1,967           1,480       3,447     2,066          4,784       6,850
Tax-Managed Growth..     384              10         394       380             16         396
Large Cap Growth....     112              73         185     1,410             16       1,426
Small Cap Growth....   1,095           1,479       2,574     2,289            451       2,740
International Growth   7,480          10,053      17,533     2,077         14,244      16,321
Value Discovery.....   3,905             699       4,604     1,321            554       1,875
Income..............   2,311             672       2,983     2,337          1,423       3,760
Ready Reserves......      --       5,044,318   5,044,318        --      5,125,434   5,125,434

                                                            Reinvested Distributions (Shares)
                     ------------------------------------------------------------------------
                          Period Ended December 31, 2001         Period Ended December 31, 2000
                     ----------------------------------    ------------------------------------
Portfolio             Class I          Class N       Total    Class I       Class N       Total
---------             -------          -------       -----    -------       -------    -----
Growth..............     329              75         404    10,351          2,506      12,857
Tax-Managed Growth..      --              --          --        --             --          --
Large Cap Growth....      --              --          --        --             --          --
Small Cap Growth....      --              --          --        59              8          67
International Growth      --              --          --     2,083          1,146       3,229
Value Discovery.....     305              38         343        22              1          23
Income..............     685              55         740       728             63         791
Ready Reserves......      --          50,130      50,130        --         65,976      65,976

                                                                         Redemptions (Shares)
                     ------------------------------------------------------------------------
                          Period Ended December 31, 2001         Period Ended December 31, 2000
                     ----------------------------------    ------------------------------------
Portfolio             Class I          Class N       Total    Class I       Class N       Total
---------             -------          -------       -----    -------       -------    -----
Growth..............   7,113           4,474      11,587     7,080         10,257      17,337
Tax-Managed Growth..      90               5          95         1             --           1
Large Cap Growth....     529              59         588       241              1         242
Small Cap Growth....     378             986       1,364     1,144            203       1,347
International Growth   2,361           4,470       6,831     3,319         10,290      13,609
Value Discovery.....     964             353       1,317       684            185         869
Income..............   2,643             373       3,016     3,702          2,016       5,718
Ready Reserves......      --       5,029,888   5,029,888        --      4,905,034   4,905,034

                     Net Change in Shares Outstanding relating to Fund Share Activity (Shares)
                     ------------------------------------------------------------------------
                          Period Ended December 31, 2001         Period Ended December 31, 2000
                     ----------------------------------    ------------------------------------
Portfolio             Class I          Class N       Total    Class I       Class N       Total
---------             -------          -------       -----    -------       -------    -----
Growth..............  (4,817)         (2,919)     (7,736)    5,337         (2,967)      2,370
Tax-Managed Growth..     294               5         299       379             16         395
Large Cap Growth....    (417)             14        (403)    1,169             15       1,184
Small Cap Growth....     717             493       1,210     1,204            256       1,460
International Growth   5,119           5,583      10,702       841          5,100       5,941
Value Discovery.....   3,246             384       3,630       659            370       1,029
Income..............     353             354         707      (637)          (530)      1,167
Ready Reserves......      --          64,560      64,560        --        286,376     286,376

50  Annual Report                                             December 31, 2001

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------



Growth Fund

                                                                                           Class N
-                                                         ---------------------------------------
                                                                        Periods Ended December 31,
-                                                         ---------------------------------------
                                                             2001    2000    1999    1998    1997
-                                                            ----    ----    ----    ----    ----
Net asset value, beginning of period..................... $ 12.73  $20.10  $17.97  $15.35  $13.48
Income (loss) from investment operations:
  Net investment income (loss)...........................   (0.06)  (0.06)  (0.01)     --   (0.02)
  Net realized and unrealized gain (loss) on investments.   (1.66)  (1.52)   3.58    4.12    2.69
                                                          -------  ------  ------  ------  ------
Total from investment operations.........................   (1.72)  (1.58)   3.57    4.12    2.67
Less distributions from:
  Net investment income..................................      --      --      --     ---      --
  Net realized gain......................................    0.14    5.79    1.44    1.50    0.80
                                                          -------  ------  ------  ------  ------
Total distributions......................................    0.14    5.79    1.44    1.50    0.80
                                                          -------  ------  ------  ------  ------
Net asset value, end of period........................... $ 10.87  $12.73  $20.10  $17.97  $15.35
                                                          =======  ======  ======  ======  ======
Total return (%).........................................  (13.53)  (7.47)  19.98   27.15   20.07
Ratios to average daily net assets (%):
  Expenses...............................................    1.18    1.13    0.86    0.84    0.84
  Net investment income (loss)...........................   (0.57)  (0.34)  (0.11)  (0.02)  (0.16)

                                                                             Class I
                                                          -------------------------
                                                          Periods Ended December 31,
                                                          -------------------------
                                                              2001    2000  1999 (b)
                                                              ----    ----  --------
Net asset value, beginning of period..................... $ 12.77   $20.10   $17.98
Income (loss) from investment operations:
  Net investment income (loss)...........................   (0.04)   (0.01)   (0.01)
  Net realized and unrealized gain (loss) on investments.   (1.66)   (1.53)    3.57
                                                          -------   ------   ------
Total from investment operations.........................   (1.70)   (1.54)    3,56
Less distributions from:
  Net investment income..................................      --       --       --
  Net realized gain......................................    0.14     5.79     1.44
                                                          -------   ------   ------
Total distributions......................................    0.14     5.79     1.44
                                                          -------   ------   ------
Net asset value, end of period........................... $ 10.93   $12.77   $20.10
                                                          =======   ======   ======
Total return (%).........................................  (13.33)   (7.27)   19.91
Ratios to average daily net assets (%) (a):
  Expenses...............................................    0.93     0.88     0.86
  Net investment income (loss)...........................   (0.32)   (0.06)   (0.11)

                                              --------------------------------------------
                                                                Periods Ended December 31,
                                              --------------------------------------------
                                                  2001     2000     1999     1998     1997
                                                  ----     ----     ----     ----     ----
Supplemental data for all classes:
  Net assets at end of period (in thousands). $386,096 $550,987 $818,443 $742,056 $591,353
  Portfolio turnover rate (%)................       74       88       52       37       34

----------
(a)Rates are annualized.
(b)For the period October 1, 1999 (Commencement of Operations) to December 31, 1999.

Note: Net investment income (loss) per share for 2001 and 2000 is based on the average shares outstanding during the year.

December 31, 2001                                       William Blair Funds  51

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

Tax-Managed Growth Fund



                                                                                      Class N
-                                                                  --------------------------
                                                                   Periods Ended December 31,
-                                                                  --------------------------
                                                                      2001     2000  1999 (b)
-                                                                     ----     ----  --------
Net asset value, beginning of period.............................. $ 10.08  $ 10.18   $10.00
Income (loss) from investment operations:
  Net investment income (loss)....................................   (0.05)   (0.02)      --
  Net realized and unrealized gain (loss) on investments..........   (0.96)   (0.08)    0.18
                                                                   -------  -------   ------
Total from investment operations..................................   (1.01)   (0.10)    0.18
Less distributions from:
  Net investment income...........................................      --       --       --
  Net realized gain...............................................      --       --       --
                                                                   -------  -------   ------
Total distributions...............................................      --       --       --
                                                                   -------  -------   ------
Net asset value, end of period.................................... $  9.07  $ 10.08   $10.18
                                                                   =======  =======   ======
Total return (%)..................................................  (10.02)   (0.98)    1.80
Ratios to average daily net assets (%)(a):
  Expenses, net of waivers and reimbursements.....................    1.36     1.36     1.36
  Expenses, before waivers and reimbursements.....................    3.64    11.34     1.36
  Net investment income (loss), net of waivers and reimbursements.   (0.57)   (0.15)    0.75
  Net investment income (loss), before waivers and reimbursements.   (2.85)  (10.13)    0.75

                                                                                      Class I
                                                                   --------------------------
                                                                   Periods Ended December 31,
                                                                   --------------------------
                                                                      2001     2000  1999 (b)
                                                                      ----     ----  --------
Net asset value, beginning of period.............................. $ 10.11  $ 10.18   $10.00
Income (loss) from investment operations:
  Net investment income (loss)....................................   (0.03)      --       --
  Net realized and unrealized gain (loss) on investments..........   (0.96)   (0.07)    0.18
                                                                   -------  -------   ------
Total from investment operations..................................   (0.99)   (0.07)    0.18
Less distributions from:
  Net investment income...........................................      --       --       --
  Net realized gain...............................................      --       --       --
                                                                   -------  -------   ------
Total distributions...............................................      --       --       --
                                                                   -------  -------   ------
Net asset value, end of period.................................... $  9.12  $ 10.11   $10.18
                                                                   =======  =======   ======
Total return (%)..................................................   (9.79)   (0.69)    1.80
Ratios to average daily net assets (%)(a):
  Expenses, net of waivers and reimbursements.....................    1.11     1.11     1.11
  Expenses, before waivers and reimbursements.....................    3.39    11.09     1.11
  Net investment income (loss), net of waivers and reimbursements.   (0.32)    0.05     0.99
  Net investment income (loss), before waivers and reimbursements.   (2.60)   (9.93)    0.99
                                                                   --------------------------
                                                                   Periods Ended December 31,
                                                                   --------------------------
                                                                      2001     2000      1999
                                                                      ----     ----      ----
Supplemental data for all classes:
  Net assets at end of period (in thousands)......................  $7,211  $ 5,001   $1,018
  Portfolio turnover rate (%).....................................      37       32       --

----------
(a)Rates are annualized.
(b)For the period December 27, 1999 (Commencement of Operations) to December 31, 1999.

Note: Net investment income (loss) per share for 2001 and 2000 is based on the average shares outstanding during the year.

52  Annual Report
                                                              December 31, 2001

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

Large Cap Growth Fund


                                                                                      Class N
-                                                                  -------------------------
                                                                   Periods Ended December 31,
-                                                                  -------------------------
                                                                      2001     2000  1999 (b)
-                                                                     ----     ----  --------
Net asset value, beginning of period.............................. $  8.45  $ 10.14   $10.00
Income (loss) from investment operations:
  Net investment income (loss)....................................   (0.05)   (0.05)      --
  Net realized and unrealized gain (loss) on investments..........   (1.68)   (1.64)    0.14
                                                                   -------  -------   ------
Total from investment operations..................................   (1.73)   (1.69)    0.14
Less distributions from:
  Net investment income...........................................      --       --       --
  Net realized gain...............................................      --       --       --
                                                                   -------  -------   ------
Total distributions...............................................      --       --       --
                                                                   -------  -------   ------
Net asset value, end of period.................................... $  6.72  $  8.45   $10.14
                                                                   =======  =======   ======
Total return (%)..................................................  (20.47)  (16.67)    1.40
Ratios to average daily net assets (%)(a):
  Expenses, net of waivers and reimbursements.....................    1.36     1.36     1.36
  Expenses, before waivers and reimbursements.....................    3.01     2.84     1.36
  Net investment income (loss), net of waivers and reimbursements.   (0.79)   (0.58)   (0.66)
  Net investment income (loss), before waivers and reimbursements.   (2.44)   (2.06)   (0.66)

                                                                                      Class I
                                                                   -------------------------
                                                                   Periods Ended December 31,
                                                                   -------------------------
                                                                      2001     2000  1999 (b)
                                                                      ----     ----  --------
Net asset value, beginning of period.............................. $  8.47  $ 10.14   $10.00
Income (loss) from investment operations:
  Net investment income (loss)....................................   (0.04)   (0.04)      --
  Net realized and unrealized gain (loss) on investments..........   (1.69)   (1.63)    0.14
                                                                   -------  -------   ------
Total from investment operations..................................   (1.73)   (1.67)    0.14
Less distributions from:
  Net investment income...........................................      --       --       --
  Net realized gain...............................................      --       --       --
                                                                   -------  -------   ------
Total distributions...............................................      --       --       --
                                                                   -------  -------   ------
Net asset value, end of period.................................... $  6.74  $  8.47   $10.14
                                                                   =======  =======   ======
Total return (%)..................................................  (20.43)  (16.47)    1.40
Ratios to average daily net assets (%)(a):
  Expenses, net of waivers and reimbursements.....................    1.11     1.11     1.11
  Expenses, before waivers and reimbursements.....................    2.76     2.59     1.11
  Net investment income (loss), net of waivers and reimbursements.   (0.54)   (0.35)   (0.40)
  Net investment income (loss), before waivers and reimbursements.   (2.19)   (1.83)   (0.40)

                                                                   -------------------------
                                                                   Periods Ended December 31,
                                                                   -------------------------
                                                                      2001     2000      1999
                                                                      ----     ----      ----
Supplemental data for all classes:
  Net assets at end of period (in thousands)......................  $5,991  $10,995   $1,153
  Portfolio turnover rate (%).....................................      87       95       --

----------
(a)Rates are annualized.
(b)For the period December 27, 1999 (Commencement of Operations) to December 31, 1999.


Note: Net investment income (loss) per share for 2001 and 2000 is based on the average shares outstanding during the year.

December 31, 2001
                                                        William Blair Funds  53

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

Small Cap Growth Fund

                                                                                      Class N
-                                                                  -------------------------
                                                                   Periods Ended December 31,
-                                                                  -------------------------
                                                                      2001      2000 1999 (b)
-                                                                     ----      ---- --------
Net asset value, beginning of period.............................. $13.16    $10.19   $10.00
Income (loss) from investment operations:
  Net investment income (loss)....................................  (0.17)    (0.11)      --
  Net realized and unrealized gain (loss) on investments..........   3.59      3.51     0.19
                                                                   ------    ------   ------
Total from investment operations..................................   3.42      3.40     0.19
Less distributions from:
  Net investment income...........................................     --        --       --
  Net realized gain...............................................     --      0.43       --
                                                                   ------    ------   ------
Total distributions...............................................     --      0.43       --
                                                                   ------    ------   ------
Net asset value, end of period.................................... $16.58    $13.16   $10.19
                                                                   ======    ======   ======
Total return (%)..................................................  25.99     33.68     1.90
Ratios to average daily net assets (%)(a):
  Expenses, net of waivers and reimbursements.....................   1.59      1.60     1.60
  Expenses, before waivers and reimbursements.....................   1.95      2.17     1.60
  Net investment income (loss), net of waivers and reimbursements.  (1.15)    (0.75)   (1.60)
  Net investment income (loss), before waivers and reimbursements.  (1.51)    (1.32)   (1.60)

                                                                                      Class I
-                                                                  -------------------------
                                                                   Periods Ended December 31,
-                                                                  -------------------------
                                                                      2001      2000         1999 (b)
-                                                                     ----      ----         --------
Net asset value, beginning of period.............................. $13.18    $10.19           $10.00
Income (loss) from investment operations:
  Net investment income (loss)....................................  (0.13)    (0.11)              --
  Net realized and unrealized gain (loss) on investments..........   3.60      3.53             0.19
                                                                   ------    ------           ------
Total from investment operations..................................   3.47      3.42             0.19
Less distributions from:
  Net investment income...........................................     --        --               --
  Net realized gain...............................................     --      0.43               --
                                                                   ------    ------           ------
Total distributions...............................................     --      0.43               --
                                                                   ------    ------           ------
Net asset value, end of period.................................... $16.65    $13.18           $10.19
                                                                   ======    ======           ======
Total return (%)..................................................  26.33     33.87             1.90
Ratios to average daily net assets (%)(a):
  Expenses, net of waivers and reimbursements.....................   1.34      1.35             1.35
  Expenses, before waivers and reimbursements.....................   1.70      1.92             1.35
  Net investment income (loss), net of waivers and reimbursements.  (0.90)    (0.72)           (1.35)
  Net investment income (loss), before waivers and reimbursements.  (1.26)    (1.29)           (1.35)

    -                                             --------------------------
                                                  Periods Ended December 31,
    -                                             --------------------------
                                                       2001     2000    1999
    -                                                  ----     ----    ----
    Supplemental data for all classes:
      Net assets at end of period (in thousands). $54,658   $28,778  $6,346
      Portfolio turnover rate (%)................     147       433      --

----------
(a)Rates are annualized.
(b)For the period December 27, 1999 (Commencement of Operations) to December 31, 1999.

Note: Net investment income (loss) per share for 2001 and 2000 is based on the average shares outstanding during the year.

54  Annual Report
                                                              December 31, 2001

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

International Growth Fund

                                                                                         Class N
-                                                         --------------------------------------
                                                                      Periods Ended December 31,
-                                                         --------------------------------------
                                                             2001    2000    1999    1998   1997
-                                                            ----    ----    ----    ----   ----
Net asset value, beginning of period..................... $ 17.93  $24.03  $14.62  $13.14 $13.95
Income (loss) from investment operations:
  Net investment income (loss) (a).......................   (0.02)  (0.01)  (0.04)   0.08   0.07
  Net realized and unrealized gain (loss) on investments.   (2.43)  (2.04)  13.94    1.43   1.06
                                                          -------  ------  ------  ------ ------
Total from investment operations.........................   (2.45)  (2.05)  13.90    1.51   1.13
Less distributions from:
  Net investment income..................................      --    0.08      --    0.03   0.08
  Net realized gain......................................      --    3.97    4.49      --   1.86
                                                          -------  ------  ------  ------ ------
Total distributions......................................      --    4.05    4.49    0.03   1.94
                                                          -------  ------  ------  ------ ------
Net asset value, end of period........................... $ 15.48  $17.93  $24.03  $14.62 $13.14
                                                          =======  ======  ======  ====== ======
Total return (%).........................................  (13.66)  (8.10)  96.25   11.46   8.39
Ratios to average daily net assets (%):
  Expenses...............................................    1.60    1.59    1.35    1.36   1.43
  Net investment income (loss)...........................   (0.11)  (0.44)  (0.43)   0.09   0.01

                                                                             Class I
                                                          -------------------------
                                                          Periods Ended December 31,
-                                                         -------------------------
                                                              2001    2000  1999 (c)
-                                                             ----    ----  --------
Net asset value, beginning of period..................... $ 18.02   $24.03   $20.25
Income (loss) from investment operations:
  Net investment income (loss) (a).......................    0.02     0.03    (0.04)
  Net realized and unrealized gain (loss) on investments.   (2.44)   (2.03)    8.31
                                                          -------   ------   ------
Total from investment operations.........................   (2.42)   (2.00)    8.27
Less distributions from:
  Net investment income..................................      --     0.04       --
  Net realized gain......................................      --     3.97     4.49
                                                          -------   ------   ------
Total distributions......................................      --     4.01     4.49
                                                          -------   ------   ------
Net asset value, end of period........................... $ 15.60   $18.02   $24.03
                                                          =======   ======   ======
Total return (%).........................................  (13.43)   (7.87)   41.71
Ratios to average daily net assets (%) (b):
  Expenses...............................................    1.35     1.34     1.35
  Net investment income (loss)...........................    0.14    (0.16)   (0.43)

                                              --------------------------------------------
                                                                Periods Ended December 31,
                                              --------------------------------------------
                                                  2001     2000     1999     1998     1997
                                                  ----     ----     ----     ----     ----
Supplemental data for all classes:
  Net assets at end of period (in thousands). $454,055 $333,888 $302,089 $139,746 $128,747
  Portfolio turnover rate (%)................      112      116      122       98      102

----------
(a)Includes $0.00, $0.06, $0.00, $0.024, and $0.078, in PFIC transactions which are treated as ordinary income for Federal tax purposes for the years 2001, 2000, 1999, 1998 and 1997, respectively.
(b)Rates are annualized.
(c)For the period October 1, 1999 (Commencement of the Class) to December 31, 1999.

Note: Net investment income (loss) per share for 2001 and 2000 is based on the average shares outstanding during the year.

December 31, 2001
                                                        William Blair Funds  55

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

Value Discovery Fund


                                                                                               Class N
                                                                   -----------------------------------
                                                                            Periods Ended December 31,
                                                                   -----------------------------------
                                                                     2001   2000   1999   1998    1997
-                                                                    ----   ----   ----   ----    ----
Net asset value, beginning of period.............................. $16.20 $13.66 $12.96 $12.97  $10.00
Income (loss) from investment operations:
  Net investment income (loss)....................................   0.08   0.05   0.10   0.09    0.02
  Net realized and unrealized gain (loss) on investments..........   2.74   2.52   0.69  (0.01)   3.31
                                                                   ------ ------ ------ ------  ------
Total from investment operations..................................   2.82   2.57   0.79   0.08    3.33
Less distributions from:
  Net investment income...........................................   0.03   0.03   0.09   0.09    0.02
  Net realized gain...............................................   0.76     --     --     --    0.34
                                                                   ------ ------ ------ ------  ------
Total distributions...............................................   0.79   0.03   0.09   0.09    0.36
                                                                   ------ ------ ------ ------  ------
Net asset value, end of period.................................... $18.23 $16.20 $13.66 $12.96  $12.97
                                                                   ====== ====== ====== ======  ======
Total return (%)..................................................  17.39  18.85   6.10   0.66   33.46
Ratios to average daily net assets (%):
  Expenses, net of waivers and reimbursements.....................   1.61   1.64   1.35   1.52    1.50
  Expenses, before waivers and reimbursements.....................   1.66   1.88   1.38   6.35    1.78
  Net investment income (loss), net of waivers and reimbursements.   0.28   0.40   0.78   0.76    0.29
  Net investment income (loss), before waivers and reimbursements.   0.23   0.16   0.75   4.06    0.02

                                                                                      Class I
                                                                   --------------------------
                                                                   Periods Ended December 31,
                                                                   --------------------------
                                                                       2001     2000 1999 (b)
-                                                                      ----     ---- --------
Net asset value, beginning of period.............................. $16.16    $13.64   $12.36
Income (loss) from investment operations:
  Net investment income (loss)....................................   0.17      0.09     0.10
  Net realized and unrealized gain (loss) on investments..........   2.70      2.52     1.28
                                                                    ------   ------   ------
Total from investment operations..................................   2.87      2.61     1.38
Less distributions from:
  Net investment income...........................................   0.08      0.09     0.10
  Net realized gain...............................................   0.76        --       --
                                                                    ------   ------   ------
Total distributions...............................................   0.84      0.09     0.10
                                                                    ------   ------   ------
Net asset value, end of period.................................... $18.19    $16.16   $13.64
                                                                    ======   ======   ======
Total return (%)..................................................  17.72     19.16    11.18
Ratios to average daily net assets (%) (a):
  Expenses, net of waivers and reimbursements.....................   1.36      1.39     1.35
  Expenses, before waivers and reimbursements.....................   1.41      1.63     1.38
  Net investment income (loss), net of waivers and reimbursements.   0.53      0.61     0.78
  Net investment income (loss), before waivers and reimbursements.   0.48      0.37     0.75

                                              -----------------------------------------
                                                            Periods Ended December 31,
                                              ----------------------------------------
                                                  2001    2000    1999    1998    1997
-                                                 ----    ----    ----    ----    ----
Supplemental data for all classes:
  Net assets at end of period (in thousands). $149,292 $74,093 $48,423 $44,675 $30,354
  Portfolio turnover rate (%)................       48      68      65      78      49

----------
(a)Rates are annualized.
(b)For the period October 1, 1999 (Commencement of the Class) to December 31, 1999.

Note: Net investment income (loss) per share for 2001 and 2000 is based on the average shares outstanding during the year.

56  Annual Report
                                                              December 31, 2001

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

Income Fund

                                                                                      Class N
-                                                         -----------------------------------
                                                                   Periods Ended December 31,
-                                                         -----------------------------------
                                                            2001   2000   1999    1998   1997
-                                                           ----   ----   ----    ----   ----
Net asset value, beginning of period..................... $10.22 $ 9.92 $10.49  $10.41 $10.27
Income (loss) from investment operations:
  Net investment income (loss)...........................   0.55   0.62   0.62    0.64   0.66
  Net realized and unrealized gain (loss) on investments.   0.17   0.33  (0.59)   0.08   0.14
                                                          ------ ------ ------  ------ ------
Total from investment operations.........................   0.72   0.95   0.03    0.72   0.80
Less distributions from:
  Net investment income..................................   0.60   0.65   0.60    0.64   0.66
  Net realized gain......................................     --     --     --      --     --
                                                          ------ ------ ------  ------ ------
Total distributions......................................   0.60   0.65   0.60    0.64   0.66
                                                          ------ ------ ------  ------ ------
Net asset value, end of period........................... $10.34 $10.22 $ 9.92  $10.49 $10.41
                                                          ====== ====== ======  ====== ======
Total return (%).........................................   7.18   9.99   0.34    7.07   8.03
Ratios to average daily net assets (%):
  Expenses...............................................   0.94   0.92   0.70    0.71   0.71
  Net investment income (loss)...........................   5.38   6.23   6.03    6.81   6.40

                                                                             Class I
-                                                         -------------------------
                                                          Periods Ended December 31,
-                                                         -------------------------
                                                              2001     2000 1999 (b)
-                                                             ----     ---- --------
Net asset value, beginning of period..................... $10.24    $ 9.91   $10.05
Income (loss) from investment operations:
  Net investment income (loss)...........................   0.58      0.64     0.62
  Net realized and unrealized gain (loss) on investments.   0.15      0.34    (0.15)
                                                           ------   ------   ------
Total from investment operations.........................   0.73      0.98     0.47
Less distributions from:
  Net investment income..................................   0.62      0.65     0.61
  Net realized gain......................................     --        --       --
                                                           ------   ------   ------
Total distributions......................................   0.62      0.65     0.61
                                                           ------   ------   ------
Net asset value, end of period........................... $10.35    $10.24   $ 9.91
                                                           ======   ======   ======
Total return (%).........................................   7.32     10.28     0.30
Ratios to average daily net assets (%) (a):
  Expenses...............................................   0.79      0.77     0.70
  Net investment income (loss)...........................   5.53      6.39     6.03

                                              --------------------------------------------
                                                                Periods Ended December 31,
                                              --------------------------------------------
                                                  2001     2000     1999     1998     1997
                                                  ----     ----     ----     ----     ----
Supplemental data for all classes:
  Net assets at end of period (in thousands). $176,264 $167,746 $173,375 $188,051 $160,055
  Portfolio turnover rate (%)................       82       54       66       96       83

----------
(a)Rates are annualized.
(b)For the period October 1, 1999 (Commencement of the Class) to December 31, 1999.

Note: Net investment income (loss) per share for 2001 and 2000 is based on the average shares outstanding during the year.

December 31, 2001
                                                        William Blair Funds  57

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

Ready Reserves Fund


                                                                                            Class N
                                              -----------------------------------------------------
                                                                         Periods Ended December 31,
                                              -----------------------------------------------------
                                                     2001       2000       1999       1998     1997
                                                     ----       ----       ----       ----     ----
Net asset value, beginning of period......... $      1.00 $     1.00 $     1.00 $     1.00 $   1.00
Income (loss) from investment operations:
  Net investment income (loss)...............        0.04       0.06       0.05       0.05     0.05
                                              ----------- ---------- ---------- ---------- --------
Total from investment operations.............        0.04       0.06       0.05       0.05     0.05
Less distributions from:
  Net investment income......................        0.04       0.06       0.05       0.05     0.05
                                              ----------- ---------- ---------- ---------- --------
Total distributions..........................        0.04       0.06       0.05       0.05     0.05
                                              ----------- ---------- ---------- ---------- --------
Net asset value, end of period............... $      1.00 $     1.00 $     1.00 $     1.00 $   1.00
                                              =========== ========== ========== ========== ========
Total return (%).............................        3.66       5.91       4.63       4.98     5.04
Ratios to average daily net assets (%):
  Expenses...................................        0.67       0.70       0.72       0.69     0.70
  Net investment income (loss)...............        3.63       5.78       4.52       4.87     4.92
Supplemental data:
  Net assets at end of period (in thousands).  $1,403,740 $1,339,180 $1,052,803 $1,189,051 $904,569


58  Annual Report
                                                              December 31, 2001

                        REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders
William Blair Funds

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of William Blair Funds (comprised of Growth Fund, Tax-Managed Growth Fund, Large Cap Growth Fund, Small Cap Growth Fund, International Growth Fund, Value Discovery Fund, Income Fund and Ready Reserves Fund) (collectively, the "Funds") as of December 31, 2001, and the related statements of operations, changes in net assets and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 2001, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material aspects, the financial position of William Blair Funds at December 31, 2001, and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated therein in conformity with accounting principles generally accepted in the United States.

                                          /s/ Ernst & Young LLP

                                          ERNST & YOUNG LLP

Chicago, Illinois
February 1, 2002

December 31, 2001                                       William Blair Funds  59

Trustees and Officers. The trustees and officers of the William Blair Funds, their ages, their principal occupations during the last five years, their affiliations, if any, with William Blair & Company, L.L.C., and other significant affiliations are set forth below. The address of each trustee and officer is 222 West Adams Street, Chicago, Illinois 60606.

                                                                           Number of
                                                                          Portfolios
                                        Term of                              in Fund
                        Position(s)  Office and                Principal     Complex
                          Held with   Length of            Occupation(s)    Overseen                     Other Directorships
Name and Age                   Fund Time Served      During Past 5 Years by Director                        Held by Director
------------            ----------- ----------- ------------------------ ----------- ---------------------------------------
F. Conrad Fischer, 67*  Chairman    Since 1987  Principal, William Blair      8      Trustee Emeritus, Chicago Child Care
                        of the                  & Company, L.L.C.;                   Society, a non-profit organization, and
                        Board of                Partner, APM Limited                 Investment Committee, Kalamazoo
                        Trustees                Partnership                          College

J. Grant Beadle, 69     Trustee     Since 1997  Retired Chairman and          8      Retired Associate Director,
                                                Chief Executive Officer,             Northwestern University Institute for
                                                Union Special                        The Learning Sciences, Oliver
                                                Corporation, industrial              Products Company, Batts Group and
                                                sewing machine                       Woodward Governor Company
                                                manufacturer

Theodore A. Bosler, 67  Trustee     Since 1997  Retired Principal and         8      Director, Thresholds, a psychiatric
                                                Vice President, Lincoln              recovery center, and Institute of
                                                Capital Management                   Chartered Financial Analysts

Ann P. McDermott, 62    Trustee     Since 1996  N/A                           8      Rush Presbyterian St. Luke's Medical
                                                                                     Center, Women's Board; Northwestern
                                                                                     University, Women's Board;
                                                                                     University of Chicago, Women's
                                                                                     Board; Honorary Director, Visiting
                                                                                     Nurse Association; Director,
                                                                                     Presbyterian Homes; Director,
                                                                                     Washington State University
                                                                                     Foundation

John B. Schwemm, 67     Trustee     Since 1990  Retired Chairman and          8      Director, USG Corp., and Walgreen
                                                Chief Executive Officer,             Co.
                                                R.R. Donnelley & Sons
                                                Company

Robert E. Wood II, 63   Trustee     Since 1999  Retired Executive             8      Chairman, Add-Vision, Inc.;
                                                Vice President, Morgan               Chairman, Micro-Combustion, LLC
                                                Stanley Dean Witter

Marco Hanig, 44         President   Since 1999  Principal, William Blair     N/A     N/A
                                                & Company, L.L.C.;
                                                former Senior Vice
                                                President, First Chicago
                                                NBD; Engagement
                                                Manager, Marakon
                                                Associates

Michael P. Balkin, 42   Senior      Since 2000  Principal, William Blair     N/A     N/A
                        Vice                    & Company, L.L.C.
                        President

Rocky Barber, 50        Senior      Since 1988  Principal, William Blair     N/A     Vice President and Secretary,
                        Vice                    & Company, L.L.C.;                   LaRabida Hospital Foundation; Past
                        President                                                    President, Stanford Associates

Mark A. Fuller, III, 44 Senior      Since 1993  Principal, William Blair     N/A     N/A
                        Vice                    & Company, L.L.C.
                        President

60  Annual Report                                             December 31, 2001

                                                                            Number of
                                                                           Portfolios
                                         Term of                              in Fund
                         Position(s)  Office and                Principal     Complex
                           Held with   Length of            Occupation(s)    Overseen                 Other Directorships
Name and Age                    Fund Time Served      During Past 5 Years by Director                    Held by Director
------------             ----------- ----------- ------------------------ ----------- -----------------------------------
W. George Greig, 49      Senior      Since 1996  Principal, William Blair     N/A     N/A
                         Vice                    & Company, L.L.C.;
                         President               former Portfolio
                                                 Manager, Provident
                                                 Capital Management;
                                                 Manager, Akamai,
                                                 partnership affiliated
                                                 with Framlington
                                                 Investment Management
                                                 Limited; Partner,
                                                 Pilgrim, Baxter & Greig

John F. Jostrand, 47     Senior      Since 2000  Principal, William Blair     N/A     N/A
                         Vice                    & Company, L.L.C.
                         President

Glen A. Kleczka, 39      Senior      Since 1996  Portfolio Manager,           N/A     N/A
                         Vice                    William Blair &
                         President               Company, L.L.C.;
                                                 former Partner, Brinson
                                                 Partners; former
                                                 Portfolio Manager, CNA
                                                 Financial Corp.

Bentley M. Myer, 55      Senior      Since 1992  Principal, William Blair     N/A     Director, Delnor Community Hospital
                         Vice                    & Company, L.L.C.;
                         President

Gregory J. Pusinelli, 43 Senior      Since 1999  Principal, William Blair     N/A     N/A
                         Vice                    & Company, L.L.C.;
                         President               former Vice President
                                                 and Principal, Stein Roe
                                                 & Farnham Incorporated

Michelle R. Seitz, 36    Senior      Since 1999  Principal, William Blair     N/A     N/A
                         Vice                    & Company, L.L.C.
                         President

Norbert W. Truderung, 49 Senior      Since 1992  Principal, William Blair     N/A     N/A
                         Vice                    & Company, L.L.C.
                         President

Karl W. Brewer, 35       Vice        Since 2000  Associate, William Blair     N/A     N/A
                         President               & Company, L.L.C.;
                                                 former Associate,
                                                 Lehman Brothers, Inc.

Michael A. Jancosek, 42  Vice        Since 2000  Associate, William Blair     N/A     N/A
                         President               & Company, L.L.C.;
                                                 former Vice President,
                                                 First Chicago NBD

James S. Kaplan, 41      Vice        Since 1995  Associate, William Blair     N/A     N/A
                         President               & Company, L.L.C.;

December 31, 2001                                       William Blair Funds  61

                                                                            Number of
                                                                           Portfolios
                                         Term of                              in Fund
                         Position(s)  Office and                Principal     Complex
                           Held with   Length of            Occupation(s)    Overseen Other Directorships
Name and Age                    Fund Time Served      During Past 5 Years by Director    Held by Director
------------             ----------- ----------- ------------------------ ----------- -------------------
Jeffrey A. Urbina, 46    Vice        Since 1998  Associate, William Blair     N/A     N/A
                         President               & Company, L.L.C.;
                                                 former Director of
                                                 Emerging Market
                                                 Research and Portfolio
                                                 Manager, Van Kampen
                                                 American Capital

Terence M. Sullivan, 57  Vice                    Associate, William Blair     N/A     N/A
                         President               & Company, L.L.C.
                         and
                         Treasurer

Colette M. Garavalia, 40 Secretary               Associate, William Blair     N/A     N/A
                                                 & Company, L.L.C.;
                                                 former Assistant Vice
                                                 President, Scudder
                                                 Kemper Investments

----------
*Mr. Fischer is an interested person of the William Blair Funds because he is a principal of William Blair & Company, L.L.C., the Funds' investment advisor and principal underwriter.

The Statement of Additional Information for the William Blair Funds includes additional information about the trustees and is available without charge by calling 1-800-635-2886 (in Massachusetts 1-800-635-2840) or by writing the Fund.

62  Annual Report                                             December 31, 2001

------------------------------------------------------------------
BOARD OF TRUSTEES
------------------------------------------------------------------
Conrad Fischer, Chairman
Principal, William Blair & Company, L.L.C.

J. Grant Beadle
Retired Chairman and CEO, Union Special Corporation

Theodore A. Bosler
Retired Principal and Vice President, Lincoln Capital Management Company

Ann P. McDermott
Director and Trustee
Profit and not-for-profit organizations

John B. Schwemm
Retired Chairman and CEO, R.R. Donnelley & Sons Company

Robert E. Wood II
Retired Executive Vice President, Morgan Stanley Dean Witter

------------------------------------------------------------------
Officers
------------------------------------------------------------------
Marco Hanig, President
Michael P. Balkin, Senior Vice President
Rocky Barber, Senior Vice President
Mark A. Fuller, III, Senior Vice President
W. George Greig, Senior Vice President
John F. Jostrand, Senior Vice President
Glen A. Kleczka, Senior Vice President
Bentley M. Myer, Senior Vice President
Gregory J. Pusinelli, Senior Vice President
Michelle R. Seitz, Senior Vice President
Norbert W. Truderung, Senior Vice President
Karl W. Brewer, Vice President
Michael A. Jancosek, Vice President
James S. Kaplan, Vice President
Terence M. Sullivan, Vice President and Treasurer
Jeffrey A. Urbina, Vice President
Colette M. Garavalia, Secretary

Investment Advisor
William Blair & Company, L.L.C.

Legal Counsel
Vedder, Price, Kaufman & Kammholz

Independent Auditor
Ernst & Young LLP

Transfer Agent
State Street Bank and Trust Company
P.O. Box 9104
Boston, MA 02266-9104
For customer assistance, call 1-800-635-2886
(Massachusetts 1-800-635-2840)
                                           Date of First Use February, 2002  63

This page intentionally left blank.

[LOGO] WILLIAM BLAIR FUNDS


                                  GROWTH FUNDS
                                  Growth Fund
                                  Tax-Managed Growth Fund
                                  Large Cap Growth Fund
                                  Small Cap Growth Fund
                                  International Growth Fund

                                  OTHER FUNDS
                                  Value Discovery Fund
                                  Income Fund
                                  Ready Reserves Fund


222 West Adams Street  Chicago, Illinois 60606  800.742.7272
www.williamblairfunds.com
William Blair & Company, L. L. C., Distributors

GROWTH FUND

AN OVERVIEW FROM THE PORTFOLIO MANAGER
--------------------------------------

How did the Fund perform over the last year?

Following a very strong rebound in the fourth quarter, the Growth Fund ended 2001 posting a decrease of 13.46% on a total return basis (Class A Shares). By comparison, the Standard & Poor's 500 Index declined 11.88% for the period, while the Fund's benchmark, the Russell 3000(R) Growth Index, dropped 19.63%.

During the fourth quarter, the Fund gained 17.61% on a total return basis, well ahead of the 10.69% increase of the S&P 500, and ahead of the 15.83% increase in the Russell 3000(R) Growth Index as well as ahead of most of its peers.

What were the most significant factors impacting Fund performance?

Expectations for an economic recovery pulled the stock market up sharply from its three-year lows on September 21, following the terrorist attacks of September 11. Yet, despite a sharp fourth quarter rally that brought the Standard & Poor's 500 Index up 20% from late September, stocks posted their second straight year of declines. It was the second consecutive year that the S&P 500 declined, and the first set of back-to-back annual declines since 1973 and 1974.

The Fund's positioning through the first part of the year could be characterized as investing in stable, high quality, defensive stocks, with a continued cautious approach towards the Technology sector.

The fourth quarter, however, was characterized by a return to normalcy in the equity markets, and more stable economic conditions. The Fund benefited from good sector performance, generally "across the board," and good stock selection. In particular, our holdings within the Financial, Consumer and Industrial sectors performed well.

Although our sector weightings within the Healthcare and Technology sectors were in line with the Fund's benchmark, the Russell 3000 Growth Index, it was our stock selection within these sectors that added value.

Can you provide examples of investments that contributed to the Fund's performance?

Microsoft, Baxter International and Bed, Bath and Beyond were three very strong performing stocks for the Fund over the course of the year.

Microsoft posted a strong recovery from its year-end 2000 price drop. The company was successful launching several new products, and its legal issues (stemming from the U.S. Government's antitrust concerns) began to fade into the background. In particular, the company's "X-Box" introduction during the holiday season was considered a success.

Baxter continued to be a solid investment for the Fund, with the company maintaining a strong cash position and strong financial management. Baxter's Blood Products division did especially well for the company last year.

Our retail holding, Bed, Bath and Beyond, continued to do an excellent job executing its business strategy, with its store-level merchandising putting its competition to shame. With its new store introductions continuing on schedule, we have a high degree of confidence in this company.

Were there any areas that did not perform as well?

For some time we have been extremely cautious about the Technology sector. At the end of the fourth quarter we remained underweighted as compared to our benchmark, but equal to the Standard & Poor's 500 Index. As Technology was by far the strongest performing sector during the fourth quarter, our neutral to negative bias regarding this sector probably somewhat limited the Fund's upside potential.

In terms of specific stocks, Cisco Systems was a poor performer in 2001. Although we like this company, its new product outlook and how its products are doing--both in terms of raw growth and how they are performing in the marketplace, the stock came under selling pressure.

What is your outlook for the markets? How is the Fund positioned based on this outlook?

Our overall outlook for the Fund is quite positive. We believe the equity market reached a fundamental bottom during the month of August, and we believe the momentum is toward the upside as we head into 2002. We continue to see many excellent buying opportunities in good quality growth companies we want to own, and we believe the Federal Reserve Board's aggressive rate reductions this year bode well for improved corporate earnings in 2002.

We expect to maintain "reasonable" diversification within the Fund's portfolio of investments, meaning our sector weights will approximate with the S&P 500. We believe Technology, Media and Retail are three sectors that will benefit as the economy pulls out of recession. Likewise, we believe that good sector representation--and performance--will be a natural byproduct of our stock selection. We will maintain a very balanced approach with regard to Technology issues.

We should also mention that we are optimistic about our investments in the Media sector, and believe Media companies should fare well as the economy strengthens and businesses begin to resume advertising. In addition, a relaxation of Government regulation regarding ownership of multiple media outlets in the same market, bodes especially well for two companies we own, Clear Channel Communication, the largest radio and billboard network in the country, and Entravision Communication Corporation, a diversified media company targeting the Hispanic marketplace, and utilizing a combination of television, radio, outdoor, and publishing operations.

Finally, the change in the Growth Fund's leadership in 2001 provides us with an opportunity to reaffirm our traditional William Blair & Company approach to managing this Fund. We seek to achieve long-term growth from superior, high quality, proven companies that have leading and durable business franchises.

In closing, we believe our fundamental approach and investment practices have maintained the Fund in good stead for many years. We intend to further build on its strong tradition going forward.

Growth Fund

Performance Highlights

                                  2001       2000       1999     1998     1997
Growth Fund (Class A)           (13.46)%    ( 7.47)%   19.68%   26.82%   19.75%
Russell 3000 Growth Index       (19.63)     (22.42)    33.82    35.02    28.74

 Illustration of an assumed investment of $10,000 with reinvestment of capital gain distributions and income dividends

Average Annual Total Return
Class A Shares
(period ended 12/31/01)

1 Year          (13.46)%
5 Years           7.80%
10 Years         11.20%

                   12/91   12/92   12/93   12/94   12/95   12/96   12/97   12/98   12/99   12/00   12/01
---------------------------------------------------------------------------------------------------------
Growth Fund        10,000  10,700 12,300   13,100 16,900   19,900 23,800  30,200 36,100   33,400   28,900
---------------------------------------------------------------------------------------------------------
Russell 3000(R)
Growth Index       10,000  10,500 10,900   11,200 15,200   18,600 23,900  32,300 43,200   33,500   26,900

Past performance does not guarantee future results. Returns shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. Class A shares were not in existence prior to October 19, 1999. Performance information for periods prior to that date are based upon the historical performance for Class N shares, adjusted to reflect the expenses of Class A shares. Class A shares are not available for sale.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The S&P 500 Index indicates broad larger capitalization equity market performance.

The Russell 3000(R) Growth Index is replacing the S&P 500 Index as the Growth Fund's performance benchmark. The Russell 3000(R) Growth Index is an index of the largest 3000 stocks in the U.S. determined by market capitalization. The Russell 3000(R) Growth Index is therefore expected to be a better benchmark comparison of the Fund's performance.

This report identifies the Fund's investments on December 31, 2001. These holdings are subject to change. Not all stocks in the Fund performed as well, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

--------------------------------------------------------------------------------
Growth Fund
--------------------------------------------------------------------------------

Portfolio of Investments, December 31, 2001 (all dollar amounts in thousands)

----------  -------------------------------------- --------
Shares                                                Value
----------  -------------------------------------- --------

Common Stocks
Consumer Discretionary--26.0%
   194,000  *AFC Enterprises, Inc................. $  5,508
   127,300  *AOL Time Warner, Inc.................    4,086
   347,900  *Bed, Bath & Beyond, Inc..............   11,794
   135,300  *CDW Computer Centers, Inc............    7,267
   242,300  *Clear Channel Communications, Inc....   12,335
   316,800  *Cox Communications, Inc., Class "A"..   13,277
   331,000  *Entravision Communications, Class "A"    3,956
   123,300   Harley-Davidson, Inc.................    6,696
   149,800   Home Depot, Inc......................    7,641
    47,000  *Kohls Corporation....................    3,311
   567,400  *Liberty Digital, Inc., Class "A".....    7,944
    75,000  *O'Reilly Automotive, Inc.............    2,735
   118,500   Omnicom Group Inc....................   10,588
   209,400   Royal Caribbean Cruises, Ltd.........    3,392
                                                   --------
                                                    100,530
                                                   --------
Industrials and Services--22.7%
   200,000  *Administaff, Inc.....................    5,482
   206,000   Automatic Data Processing, Inc.......   12,133
   500,000  *Concord EFS, Inc.....................   16,390
   125,248   Danaher Corporation..................    7,554
   200,000  *DeVry, Inc...........................    5,690
   133,000   First Data Corporation...............   10,434
    94,100  *FirstService Corporation.............    2,635
   176,000   IMS Health, Inc......................    3,434
   309,400  *Iron Mountain, Inc...................   13,552
   157,800   Paychex, Inc.........................    5,499
   226,950  *Pre-Paid Legal Services..............    4,970
                                                   --------
                                                     87,773
                                                   --------
Healthcare--19.1%
   126,300  *Amgen, Inc...........................    7,128
   249,800   Baxter International, Inc............   13,397
   137,400  *Biosite Diagnostics, Inc.............    2,524
    91,500  *Dynacare, Inc........................    1,546
   193,200   Eli Lilly & Company..................   15,174
   173,900  *Genentech, Inc.......................    9,434
   279,500   Medtronic, Inc.......................   14,313
   465,500  *Praecis Pharmaceutical...............    2,709
   109,000   UnitedHealth Group, Inc..............    7,714
                                                   --------
                                                     73,939
                                                   --------

----------
*Non-incomeproducing securities

         -----------  --------------------------------------- --------
         Shares                                                  Value
         -----------  --------------------------------------- --------

         Common Stocks--(continued)
         Information Technology--18.0%
           123,200    *BEA Systems, Inc...................... $  1,897
           186,400    *Cisco Systems, Inc....................    3,376
           110,600     Harris Corporation....................    3,374
           258,200     Intel Corporation.....................    8,120
           282,400    *Jabil Circuit, Inc....................    6,416
           177,000     Linear Technology Corporation.........    6,910
           102,500    *Microsoft Corporation.................    6,791
           358,500    *SunGard Data Systems, Inc.............   10,372
           144,000    *Tellabs, Inc..........................    2,154
           249,900     Texas Instruments Incorporated........    6,997
            34,900    *VeriSign, Inc.........................    1,328
            84,700    *VERITAS Software Corporation..........    3,797
           201,744    *Xilinx, Inc...........................    7,878
                                                              --------
                                                                69,410
                                                              --------
         Financials--10.0%
            78,562     American International Group..........    6,238
           342,000    *Euronet Worldwide, Inc................    6,190
           260,900     Household International...............   15,116
           148,400     MBNA Corporation......................    5,224
           110,500     State Street Corporation..............    5,774
                                                              --------
                                                                38,542
                                                              --------
         Telecommunications Systems--3.1%
           371,200    *Crown Castle International Corporation    3,964
           323,800    *Sprint PCS Group......................    7,904
                                                              --------
                                                                11,868
                                                              --------
         Consumer Staples--2.5%
           168,400     Walgreen Co...........................    5,669
            88,983    *Whole Foods Market, Inc...............    3,876
                                                              --------
                                                                 9,545
                                                              --------
         Total Common Stock--101.4%
           (cost $316,622).................................   391,607
                                                              --------
         Short-Term Investments
           6,062,774  William Blair Ready Reserves Fund......    6,063
                                                              --------
         Total Short-term Investments--1.6%
           (cost $6,063)...................................     6,063
                                                              --------
         Total Investments--103.0%
           (cost $322,685).................................   397,670
         Liabilities, plus cash and other assets--(3.0%).....  (11,574)
                                                              --------
         Net assets--100.0%.................................. $386,096
                                                              ========

                See accompanying Notes to Financial Statements.

December 31, 2001                                        William Blair Funds  7

TAX-MANAGED GROWTH FUND
-----------------------

AN OVERVIEW FROM THE PORTFOLIO MANAGERS
---------------------------------------

How did the Fund perform over the last year?

The Tax-Managed Growth Fund declined 10.12% on a total return basis (Class A Shares) for the 12 months ended December 31, 2001, well ahead of its benchmark, the Russell 3000(R) Growth Index, which declined by 19.63%.

What were the most significant factors impacting Fund performance?

2001 began and ended with an economic and profit recovery being six months away. This over simplification summarizes the multitude of events that combined to make 2001 an emotionally, economically, and fiscally trying year.

The delayed economic recovery put our stock picking at a premium. There was no rising tide that lifted all stocks. Weak business models in over capitalized sectors buckled in a challenging environment. Quality companies were not immune to the pain, but they did persevere, refining their business processes, and continuing to execute their strategies in the market.

The Fund's performance in the fourth quarter was particularly noteworthy. The Fund gained 17.97% on a total return basis (Class A Shares), outperforming the benchmark Russell 3000 Growth, which gained 15.83%.

Which investment strategies enhanced the Fund's return? Were there any investment themes that produced the best results?

Maintaining a defensive posture throughout the year helped mitigate the decline in equities in 2001. We used our disciplined investment philosophy in being careful about our entry points on individual stocks. We were also proactive when it came to eliminating names when fundamentals had deteriorated. We benefited from being underweighted in technology names while focusing on less economically sensitive companies.

Were there any investment strategies or themes that did not measure up to your expectations?

A recovery in Technology and Telecommunications stocks never fully materialized in 2001. It seemed that the turnaround in fundamentals was perpetually six months away. We do continue to hold small positions in select Technology and Telecommunications names in anticipation of an eventual recovery.

What were among the best performing investments for the Fund (including any Fund holdings that had a particularly noteworthy year.)

Consumer and Business Services companies did well in 2001. Our top performing name, CDW Computer Centers, is a leader in providing hardware, software, and related IT services to small/medium businesses as well as the government and education sector. CDW rose 92.6% in 2001.

Consumers surprised everyone with their resilience to the economic weakness in 2001. Consumers focused on the home and stores such as Bed, Bath and Beyond continued to post impressive results. Our Bed, Bath and Beyond position appreciated 51.5% in 2001.

What were among the weakest performing investments for the Fund?

Technology and Telecommunications names continued to battle weak fundamentals coupled with a cut-throat competitive environment in 2001. Our weakest performing names were McLeod USA, down 89.7%, and Corning Inc, down 73.8%.

Are there any specific sectors or industries the Fund will emphasize going into 2002? How might this differ from this past year?

We will continue to look at service-oriented companies which add value to their customers. We enter 2002 overweighted in the Consumer Discretionary sector and the Industrials sector. We anticipate increasing our exposure to more economically sensitive names while continuing to focus on quality and stock picking.

What is your outlook for the Fund and the year ahead? What criteria will determine how the Fund is positioned for 2002?

We view 2002 with more optimism than we had twelve months ago. We feel that the retrenchment by corporate America in 2000 and 2001 has strengthened our universe of quality growth companies that are well positioned to capitalize on an economic rebound.

We will continue to use our quality growth style when positioning the Fund for 2002.

Tax-Managed Growth Fund

Performance Highlights

                                               2001       2000      1999(a)(b)
Tax-Managed Growth Fund (Class A)             (10.12)%     (.98)%     1.80%
S&P 500 Index                                 (11.88)     (9.11)       .85
Russell 3000 Growth Index                     (19.63)    (22.42)       .79

(a)  Total return is not annualized for periods that are less than a year.

(b) For the period December 27, 1999 (Commencement of Operations) to December 31, 1999.

                Illustration of an assumed investment of $10,000

Average Annual Total Return
Class A Shares
(period ended 12/31/01)
1 Year          (10.12)%
Since Inception
(12/27/99)       (4.78)%

                          12/27/99      3/00       6/00     9/00    12/00      3/01    6/01     9/01    12/01
--------------------------------------------------------------------------------------------------------------
Tax-Managed
Growth Fund                10,000      10,600     10,400   10,800   10,100    8,500    9,200    7,700    9,100
--------------------------------------------------------------------------------------------------------------
S&P 500 Index              10,000      10,300     10,000    9,900    9,200    8,100    8,600    7,300    8,100
--------------------------------------------------------------------------------------------------------------
Russell 3000 Index         10,000      10,800     10,500    9,900    7,800    6,200    6,800    5,400    6,300

Past performance does not guarantee future results. Returns shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class A shares are not available for sale.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The S&P 500 Index indicates broad larger capitalization equity market performance.

The Russell 3000(R) Growth Index consists large, medium, and small-capitalization companies with above average price-to-book ratios and forecasted growth rates. The index is weighted by market capitalization and large/medium/ small companies make up approximately 80%/15%/5% of the index.

This report identifies the Fund's investments on December 31, 2001. These holdings are subject to change. Not all stocks in the Fund performed as well, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

--------------------------------------------------------------------------------
Tax-Managed Growth Fund
--------------------------------------------------------------------------------

Portfolio of Investments, December 31, 2001 (all dollar amounts in thousands)

          -------------------------------------------------    ------
          Shares                                                Value
          --------    ---------------------------------------- ------

          Common Stocks
          Consumer Discretionary--22.1%
             3,550    *AOL Time Warner, Inc................... $  114
             3,645    *Bed, Bath & Beyond, Inc................    124
             2,421     Carnival Corporation...................     68
             4,615    *Catalina Marketing Corporation.........    160
             3,000    *CDW Computer Centers, Inc..............    161
             5,425    *Charter Communications, Inc., Class "A"     89
             2,950    *Comcast Corporation....................    106
             2,600    *Cox Communications, Class "A"..........    109
             6,925    *Entravision Communication, Class "A"...     83
            13,475    *Liberty Media Group, Class "A".........    189
             2,725     Lowe's Companies, Inc..................    126
             1,550     Omnicom Group Inc......................    138
             3,000    *Williams-Sonoma, Inc...................    129
                                                               ------
                                                                1,596
                                                               ------
          Industrials and Services--16.9%
             2,830     Automatic Data Processing, Inc.........    167
             2,650    *BISYS Group............................    170
             4,000     C.H. Robinson Worldwide, Inc...........    116
             7,680    *Concord EFS, Inc.......................    252
             2,260     Danaher Corporation....................    136
             1,750     General Electric Company...............     70
             7,100     IMS Health, Inc........................    138
             2,800     Tyco International, Ltd................    165
                                                               ------
                                                                1,214
                                                               ------
          Healthcare--15.8%
             2,100    *Amgen, Inc.............................    119
             3,515     Baxter International, Inc..............    189
             2,450    *Biogen, Inc............................    140
             2,200     Eli Lilly & Company....................    173
             2,775    *Express Scripts, Inc...................    130
             2,175    *Genentech, Inc.........................    118
             2,900     Medtronic, Inc.........................    148
             4,775    *Millennium Pharmaceutical..............    117
                                                               ------
                                                                1,134
                                                               ------
          Financial Services--14.6%
             3,425     ACE Limited............................    137
             2,100     American International Group...........    167
             3,175     BB&T Corporation.......................    115
               900     Federal Home Loan Mortgage Corporation.     59
             2,950     Household International................    171
             2,950     Lincoln National Corporation...........    143
             4,050     MBNA Corporation.......................    142
             2,290     State Street Corporation...............    120
                                                               ------
                                                                1,054
                                                               ------

----------
*Non-incomeproducing securities

              --------------------------------------------- ------
              Shares                                         Value
              --------- ----------------------------------- ------

              Common Stocks--(continued)

              Information Technology--12.4%
                5,675   *BEA Systems, Inc.................. $   87
                1,975   *Comverse Technology, Inc..........     44
                4,025    Intel Corporation.................    127
                3,550   *Intuit, Inc.......................    152
                4,050   *Jabil Circuit, Inc................     92
                1,150   *Microsoft Corporation.............     76
                4,000   *Powerwave Technologies, Inc.......     69
                5,625   *SunGard Data Systems, Inc.........    163
                1,900   *VERITAS Software Corporation......     85
                                                            ------
                                                               895
                                                            ------
              Consumer Staples--5.2%
                3,000    Kraft Foods, Inc..................    102
                2,700    Walgreen Co.......................     91
                4,200   *Whole Foods Market, Inc...........    183
                                                            ------
                                                               376
                                                            ------
              Communication Services--2.0%
                5,950   *Sprint PCS Group..................    145
                                                            ------
              Total Common Stock--89.0%
                (cost $5,901)..............................  6,414
                                                            ------
              Short-Term Investments
              789,973    William Blair Ready Reserves Fund.    790
                                                            ------
              Total Short-term Investments--10.9%
                (cost $790)................................    790
                                                            ------
              Total Investments--99.9%
                (cost $6,691)..............................  7,204
              Cash and other assets, less liabilities--0.1%      7
                                                            ------
              Net assets--100.0%........................... $7,211
                                                            ======


                See accompanying Notes to Financial Statements.

December 31, 2001                                       William Blair Funds  11

LARGE CAP GROWTH FUND

AN OVERVIEW FROM THE PORTFOLIO MANAGER
--------------------------------------

How did the Fund perform over the last year?

In spite of a very strong and encouraging rebound in the fourth quarter, the Large Cap Growth Fund posted a decrease of 20.83% on a total return basis (Class A Shares) for the 12 months ended December 31, 2001, compared to a loss of 20.42% for the Russell 1000(R) Growth Index for the same period.

What were the most significant factors impacting Fund performance?

The first three quarters of the year were characterized by double-digit declines for both the Fund and its benchmark the Russell 1000(R) Growth Index. Most notably, the tragic events of September 11, culminated in the markets hitting a three-year low.

The fourth quarter brought a much-appreciated recovery from the dismal prior period. The Russell 1000(R) Growth Index rebounded sharply in the fourth quarter with hope that the recession's end was near. Comparatively, the William Blair Large Cap Growth Fund outpaced the Index both for the fourth quarter and the calendar year 2001, reflecting superior stock selection.

The Large Cap Growth Fund (Class A Shares) gained 15.74% on a total return basis in the fourth quarter, just ahead of the 15.14% increase of the Russell 1000 Growth.

Were there any investment themes that influenced how the Fund was managed? Can you provide examples of investments that contributed to the Fund's performance?

Our portfolio approach in the first half of 2001 was very cautious, based on the significant slowdown underway in the economy as well as the belief we had held since the previous year that the market had become excessively speculative. Although our investment emphasis is always on quality, earnings, and the long-term sustainability of a company's success, we moved into more defensive companies in safe havens such as Finance and Healthcare. The Fund benefited from this approach, as stock selection in virtually every sector stock except Technology was positive in the first half of the year. This investment theme carried over into the third quarter.

Reminiscent of the `90s boom, the Technology sector, which had been the dead weight anchor for most of the past year and a half, once again resurfaced propelling both the Fund and the Russell 1000(R) Index to stellar fourth quarter returns. Technology proved to be our strongest sector in the fourth quarter, especially the holdings that we consider to be "soft" technology positions. Examples include transaction processors and financial software providers. These types of companies have been less susceptible to the business fluctuations that hampered other technology companies for the past 18 months. We seek to own technology companies with recurring revenue streams that, in our experience, have driven earnings but substantially reduced the business risk.

What were among the weakest performing investments for the Fund?

The Fund's holdings in Media were among the weakest performing investments in the Fund, as advertising expenditures fell sharply in response to the economic recession and the events of September 11th. We nonetheless remain positive towards Media stocks and believe these companies should fare well as the economy strengthens and businesses begin to resume advertising. In addition, a relaxation of Government regulation regarding ownership of multiple media outlets in the same market bodes especially well for our investments in this area.

What is your outlook for the markets? How is the Fund positioned based on this outlook?

The magnitude of the fourth quarter advance may be a result of a shift in investor attitudes from the extreme pessimism caused by third quarter events to a more optimistic outlook. After 11 rate reductions by the Federal Reserve, the economy finally is beginning to show signs of stability. Recent figures indicate that the unemployment rate is rising at a slower pace than before, the consumer sentiment index has returned to its pre-September 11th level, and other leading indicators are pointing to signs that the recovery is within reach. The combination of the Federal Reserve pumping massive amounts of liquidity into the system, coupled with record low interest rates, has allowed businesses and consumers to "re-liquefy." In addition, lower interest rates have spawned record-setting home refinancing activity, with consumers cashing out part of their accumulated equity. Refinancings in 2001 alone generated an additional $100 billion to be spent or saved.

Looking out over the valley, we see 2002 as a year for recovery. Business inventories have been diminishing for the past 18 months and are now at extremely low levels. Although we do not expect inventories to build as they did in 1999, we do expect some restocking which should lift the Gross National Product (GNP) a few percentage points. Nonetheless, GNP growth in the next year or two will probably not hit the 3-5% levels that were common in the latter half of the nineties. However, companies are now much leaner, and the revenues will flow to the bottom line more easily. Declining business profits drove us towards this recession and an earnings rebound will lift us out. Stock market returns should continue to reflect this improving outlook, but we expect modest upside given comparatively high valuation levels.

We stand by our time-tested philosophy that leads us to researching and investing in strong quality growth companies that deliver consistent results for investors over market cycles.

Large Cap Growth Fund

Performance Highlights

                                            2001        2000      1999(a)(b)
Large Cap Growth Fund (Class A)            (20.83)%    (16.67)%     1.40%
S&P 500 Index                              (11.88)      (9.11)       .85
Russell 1000 Growth Index                  (20.42)     (22.42)       .46

(a)  Total return is not annualized for periods that are less than a year.

(b) For the period December 27, 1999 (Commencement of Operations) to December 31, 1999.

                Illustration of an assumed investment of $10,000

Average Annual Total Return
Class A Shares
(period ended 12/31/01)

1 Year                  (20.83)%
Since Inception
(12/27/99)              (18.07)%

                             12/99    3/00     6/00     9/00    12/00   3/01    6/01       9/01   12/01
--------------------------------------------------------------------------------------------------------
Large Cap
Growth Fund                 10,000   10,400   10,100   10,200   8,400   6,700   7,100     5,800   6,700
--------------------------------------------------------------------------------------------------------
S&P 500 Index               10,000   10,300   10,000    9,900   9,200   8,100   8,600     7,300   8,100
--------------------------------------------------------------------------------------------------------
Russell 1000 Growth
Index                       10,000   10,800   10,500    9,900   7,800   6,200   6,700     5,400   6,200

Past performance does not guarantee future results. Returns shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class A shares are not available for sale.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.


The S&P 500 Index indicates broad larger capitalization equity market performance.

The Russell 1000(R) Growth Index consists of large-capitalization companies with above average-to-book ratios and forecasted growth rates.

This report identifies the Fund's investments on December 31, 2001. These holdings are subject to change. Not all stocks in the Fund performed as well, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

--------------------------------------------------------------------------------
Large Cap Growth Fund
--------------------------------------------------------------------------------

Portfolio of Investments, December 31, 2001 (all dollar amounts in thousands)


------------------------------------------------------- ------
Shares                                                   Value
------------------------------------------------------- ------

Common Stocks
Information Technology--24.4%
            5,690 *BEA Systems, Inc.................... $   88
            3,700 *Cisco Systems, Inc..................     67
            4,810  Intel Corporation...................    151
            5,740 *Jabil Circuit, Inc..................    130
            3,520  Linear Technology Corporation.......    138
            4,910 *Microsoft Corporation...............    325
            7,220 *SunGard Data Systems, Inc...........    209
            3,700 *Tellabs, Inc........................     56
            5,370  Texas Instruments Incorporated......    150
            1,520 *VERITAS Software Corporation........     68
            2,040 *Xilinx, Inc.........................     80
                                                        ------
                                                         1,462
                                                        ------
Consumer Discretionary--23.7%
            5,090 *AOL Time Warner, Inc................    163
            4,540 *Bed, Bath & Beyond, Inc.............    154
            4,810 *Clear Channel Communications, Inc...    245
            3,000 *Costco Wholesale Corporation........    133
            2,800 *Cox Communications, Inc., Class "A".    117
            2,780  Home Depot, Inc.....................    142
           16,850 *Liberty Media Corporation, Class "A"    236
            2,590  Omnicom Group Inc...................    232
                                                        ------
                                                         1,422
                                                        ------
Healthcare--21.2%
            2,310 *Amgen, Inc..........................    131
            4,570  Baxter International, Inc...........    245
              930 *Biogen, Inc.........................     53
            2,130  Eli Lilly & Company.................    167
            2,100 *Genentech, Inc......................    114
            5,500  Medtronic, Inc......................    282
            4,600  Pfizer, Inc.........................    183
            1,300  UnitedHealth Group, Inc.............     92
                                                        ------
                                                         1,267
                                                        ------

----------
*Non-incomeproducing securities

            ----------------------------------------------- ------
            Shares                                           Value
            ----------------------------------------------- ------

            Common Stocks--(continued)
            Financial Services--17.1%
             3,890     American International Group........ $  309
             5,190     Household International.............    301
             2,960     MBNA Corporation....................    104
             2,220     State Street Corporation............    116
             2,300     USA Education, Inc..................    193
                                                            ------
                                                             1,023
                                                            ------
            Industrials and Services--7.7%
             3,150     Automatic Data Processing, Inc......    186
             2,500     First Data Corporation..............    196
             4,200     IMS Health, Inc.....................     82
                                                            ------
                                                               464
                                                            ------
            Telecommunications Services--3.5%
             8,500    *Sprint PCS Group....................    207
                                                            ------
            Consumer Staples--1.2%
             2,200     Walgreen Co.........................     74
                                                            ------
            Total Common Stock--98.8%
              (cost $6,246)..............................   5,919
                                                            ------
            Short-term Investments
            76,157     William Blair Ready Reserves Fund...     76
                                                            ------
            Total Short-term Investments--1.3%
              (cost $76).................................      76
                                                            ------
            Total Investments--100.1%
              (cost $6,322)..............................   5,995
            Liabilities, plus cash and other assets--(0.1)%     (4)
                                                            ------
            Net assets--100.0%............................. $5,991
                                                            ======

                See accompanying Notes to Financial Statements.

December 31, 2001                                       William Blair Funds  15

SMALL CAP GROWTH FUND

AN OVERVIEW FROM THE PORTFOLIO MANAGERS
---------------------------------------

How did the Fund perform over the last year?

The Small Cap Growth Fund had an outstanding year, with the Fund gaining 25.91% on a total return basis (Class A Shares) for the 12 months ended December 31, 2001. By comparison, the Fund's benchmark, the Russell 2000(R) Growth Index, fell 9.23%.

What were the most significant factors impacting Fund performance?

The Fund's relative outperformance was driven by several factors. First, our stock selection was very solid in two of the largest sectors of the market (Healthcare and Consumer Discretionary). Second, we were significantly underweighted in Technology stocks, which was the worst performing sector for the year. Finally, Microcap stocks (companies with market capitalization of less than $300 million) were the best performing group in the small cap universe and many of our "smaller" small cap holdings performed extremely well for the year.

Which investment strategies enhanced the Fund's Return? Were there any investment themes that produced the best results?

Given the uncertain economic environment, our strategy has been to focus the portfolio, especially the larger holdings, in businesses with low sensitivity to the broad economy and therefore less earnings risk.

For the year, eight of the 12 Russell 2000 Growth sectors were down, making thematic investing or sector selection difficult. Our strong focus in the Consumer Discretionary area and our underweighting in Technology contributed to our strong performance.

What are examples of some of the better performing investments in the Fund?

Three of our best performing investments include stocks that were "underfollowed" and "unloved" by Wall Street. Vitalworks, a healthcare information systems company was our top performer for the year. Two of our other best performers were FirstService, a diversified business services company and Daisytek International, a leading wholesale distributor of computer and office supply products.

What were among the weakest performing investments for the Fund?

Several of our weakest performing investments were in the Telecommunications area. Pinnacle Holdings, a cellular tower provider and O2 Wireless Solutions, a network services consulting company to the wireless industry, were two of our poorest performers for the year.

What is your outlook for the Fund?  How is the Fund positioned?

Looking out to 2002, we expect to increase our investment in Industrial, Technology and Broadcast/Media stocks in anticipation of an economic recovery, but with a careful eye towards reasonable valuations. We do not anticipate a return to the heady days of 1999 where business fundamentals and valuation did not seem to matter.

In the near term, market psychology and sentiment are likely to produce volatile results. We will continue to stay the course of maintaining a diversified portfolio of high quality growth companies with broad industry exposure. Longer term, we feel very good about the outlook for small cap stocks. Coming out of the last two major recessions (1981-82 and 1990-91), small cap stocks significantly outperformed their large cap counterparts. There is no way of knowing if small caps will perform as well coming out of the current recession, but if history is any guide, we believe that as the impact of the Federal Reserves' aggressive monetary stimulus begins to take hold, small cap stocks are poised to have a strong year.

Thank you for your investment in the William Blair Small Cap Growth Fund.

Small Cap Growth Fund

   Performance Highlights

                                               2001      2000    1999(a)(b)
   Large Cap Growth Fund (Class A)            25.91%    33.68%   1.90%
   Russell 2000 Index                          2.49     (3.02)   4.26
   Russell 2000 Growth Index                  (9.23)   (22.43)   5.22

(a) Total return is not annualized for periods that are less than a year.

(b) For the period December 27, 1999 (Commencement of Operations) to December 31, 1999.

              Illustration of an assumed investment of $10,000 with
                   reinvestment of capital gain distribution

Average Annual Total Return
Class A Shares
(period ended 12/31/01)

1 Year          25.91%
Since Inception
(12/27/99)      30.68%

                             12/99    3/00    6/00     9/00     12/00    3/01     6/01    9/01     12/01
----------------------------------------------------------------------------------------------------------
Small Cap
Growth Fund                10,000   15,300   14,900   16,600   13,600   12,800   16,300   13,200   17,200
----------------------------------------------------------------------------------------------------------
Russell 2000 Index         10,000   11,200   10,700   10,900   10,100    9,500   10,800    8,600   10,400
----------------------------------------------------------------------------------------------------------
Russell 2000
Growth Index               10,000   11,500   10,700   10,200    8,200    6,900    8,200    5,900    7,400

Although initial Public offerings (IPOs) had an insignificant effect on the Fund's performance in 2001, the Small Cap Fund's performance during 2000 was primarily attributable to investments in IPOs during a rising market. As the Fund grows the impact of IPOs is likely to diminish.

Past performance does not guarantee future results. Returns shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class A shares are not available for sale.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2000(R) Index is an unmanaged composite of the smallest 2000 stocks of the Russell Index.

The Russell 2000(R) Growth Index consists of small-capitalization companies with above average price-to-book ratios and forecasted growth rates.

This report identifies the Fund's investments on December 31, 2001. These holdings are subject to change. Not all stocks in the Fund performed as well, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

--------------------------------------------------------------------------------
Small Cap Growth Fund
--------------------------------------------------------------------------------

Portfolio of Investments, December 31, 2001 (all dollar amounts in thousands)


----------------------------------------------------- -------
Shares                                                  Value
----------------------------------------------------- -------

Common Stocks
Consumer Discretionary--25.1%
 19,800 *1-800-Flowers.com, Inc., Class "A".......... $   309
 20,800 *Abercrombie & Fitch Company, Class "A"......     552
 37,600 *AFC Enterprises, Inc........................   1,067
 26,000 *Borders Group, Inc..........................     516
 48,400  Clayton Homes, Inc..........................     828
 45,200 *Daisytek International Corporation..........     595
 31,100 *Emmis Communications Corp., Class "A".......     735
 70,800 *Entravision Communications, Corp., Class "A"     846
 27,100 *Factory 2-U Stores, Inc.....................     543
 38,900 *Insight Enterprises, Inc....................     957
150,500 *Liberty Digital, Inc., Class "A"............     521
 33,200 *Michaels Stores, Inc........................   1,094
 12,800 *O'Reilly Automotive, Inc....................     467
 23,600 *School Specialty, Inc.......................     540
 85,300 *Scientific Games Corp., Class "A"...........     746
 30,800 *Shuffle Master, Inc.........................     483
 65,900 *Sirius Satellite Radio, Inc.................     766
 18,300 *Speedway Motorsports, Inc...................     463
327,700 *ValueClick, Inc.............................     937
 40,000 *XM Satellite Radio Holdings, Inc., Class "A"     734
                                                      -------
                                                       13,699
                                                      -------
Health Care--19.2%
 14,500 *AmeriPath, Inc..............................     464
 68,300 *Axcan Pharma, Inc...........................     970
 29,200 *Biosite Diagnostics, Inc....................     536
114,080 *Cardiodynamics International Corporation....     754
 55,400 *Dynacare, Inc...............................     936
 47,900 *InforMax, Inc...............................     141
 22,300 *Integra LifeSciences Holdings Corporation...     587
 34,800 *Med-Design Corporation......................     686
 15,000 *Odyssey Healthcare, Inc.....................     389
 23,200 *Orthodontic Centers of America, Inc.........     708
 91,600 *Praecis Pharmaceuticals, Inc................     533
136,400 *Quidel Corporation..........................   1,049
132,500 *Radiologix, Inc.............................   1,345
257,000 *VitalWorks, Inc.............................   1,452
                                                      -------
                                                       10,550
                                                      -------
Industrials and Services--18.2%
 33,250 *Administaff, Inc............................     911
  8,400 *Armor Holdings, Inc.........................     227
 21,000 *Career Education Corporation................     720
 14,900 *Cross Country, Inc..........................     395
 16,700 *DeVry, Inc..................................     475
 43,400 *DigitalThink, Inc...........................     469
 39,600 *FirstService Corporation....................   1,109
 16,100  Global Payments, Inc........................     554
 21,000 *Iron Mountain, Inc..........................     920
 29,900 *Kroll, Inc..................................     451
126,800 *Labor Ready, Inc............................     648
 85,000 *Newpark Resources, Inc......................     671
 49,400 *Pre-Paid Legal Services.....................   1,082
 82,100 *Princeton Review, Inc.......................     628
  8,500 *ProBusiness Services........................     160
 20,400 *SkillSoft Corporation.......................     529
                                                      -------
                                                        9,949
                                                      -------

----------
*Non-incomeproducing securities
ADR= American Depository Receipt

         ----------------------------------------------------- -------
         Shares                                                  Value
         ----------------------------------------------------- -------

         Common Stocks--(continued)
         Information Technology--12.1%
               34,700 *Axcelis Technologies, Inc.............. $   447
               34,200 *Caliper Technologies Corporation.......     534
               64,000 *Harmonic, Inc..........................     769
               31,400  Harris Corporation.....................     958
                8,600 *InVision Technologies..................     256
               17,100 *Micrel, Inc............................     449
              185,900 *New Focus, Inc.........................     708
               21,400 *Opnet Technologies.....................     308
               27,875 *Osi Systems, Inc.......................     509
               31,600 *StarTek, Inc...........................     599
               28,700 *Titan Corporation......................     716
               26,000 *Visionics Corporation..................     375
                                                               -------
                                                                 6,628
                                                               -------
         Telecommunication Services--4.2%
               67,200 *ACT Teleconferencing...................     514
               64,380 *Crown Castle International Corporation.     687
               80,100 *UbiquiTel, Inc.........................     597
               49,000 *US Unwired, Inc........................     499
                                                               -------
                                                                 2,297
                                                               -------
         Financial Services--4.2%
               34,400  Boston Private Financial Holdings, Inc.     759
               83,400 *Euronet Worldwide, Inc.................   1,510
                                                               -------
                                                                 2,269
                                                               -------
         Energy--2.9%
               21,300 *National-Oilwell, Inc..................     439
               45,000 *Petroleum Geo-Services ADR.............     358
               32,100 *Pride International, Inc...............     485
               20,300 *Varco International, Inc...............     304
                                                               -------
                                                                 1,586
                                                               -------
         Consumer Staples--2.6%
               21,800 *Performance Food Group.................     767
              135,100 *Virbac Corporation.....................     681
                                                               -------
                                                                 1,448
                                                               -------
         Total Common Stock--88.5%
           (cost $39,261)...................................   48,426
                                                               -------
         Short-Term Investments
            7,045,022  William Blair Ready Reserves Fund......   7,045
                                                               -------
         Total Short-term Investments--12.9%
           (cost $7,045)....................................    7,045
                                                               -------
         Total Investments--101.4%
           (cost $46,306)...................................   55,471
         Liabilities, plus cash and other assets--(1.4%)......    (813)
                                                               -------
         Net assets--100.0%................................... $54,658
                                                               =======

                See accompanying Notes to Financial Statements.

December 31, 2001                                       William Blair Funds  19

INTERNATIONAL GROWTH FUND

AN OVERVIEW FROM THE PORTFOLIO MANAGER
--------------------------------------------------------------------------------

     How did the Fund perform over the last year?

     In spite of a strong showing in the fourth quarter, the International Growth Fund posted a 13.63% decrease on a total return basis (Class A Shares) for the year ended December 31, 2001, but well ahead of its benchmark, the Morgan Stanley Capital International All Country World
     (Free) except US Index, which declined 19.50%.

     What were the most significant factors impacting Fund performance?

     Relative performance for the International Growth Fund was strong through the first half of the year. In particular, performance during the second quarter was excellent. Through the first half of the year, the Fund had exposure to solid growth companies in emerging Asia, and had relatively defensive positioning in Japan and Europe.

     By the end of the third quarter, however, the global markets had deteriorated sharply. A number of factors weighed heavily on the markets; including the aftermath of the September 11 tragedy, uncertainty over the prospects for emerging markets, and concerns about how long the U.S. would remain mired in a recession. Small cap issues in particular were impacted by liquidity driven fears--the concerns on the part of investors about their ability to easily buy and sell these types of securities. Although some sectors recovered during the last few weeks of the quarter--most notably large cap and Technology--this was small consolation, since these areas had declined so far prior to September 11. Small cap and emerging market issues never had an opportunity to regain lost ground.

     Two major factors contributed to a rebound in international equity markets in the fourth quarter. First, the U.S. Federal Reserve Board's aggressive monetary easing over the course of 2001 put into place a recovery mechanism that clicked into gear during the month of December. The resultant surge in liquidity benefited international equity markets. Secondly, the prospects for an end to the U.S. recession and gradual strengthening of the economy provided a positive underpinning for the global markets.

     The International Growth Fund posted a 12.27% gain on a total return basis (Class A Shares) for the fourth quarter, compared to an increase of 8.89% for the Fund's benchmark, the MSCI All Country World (Free) except US Index.

     Which investment strategies enhanced the Fund's return? Were there any investment strategies that produced the best results?

     The best performing regions in the fourth quarter were Asia and Emerging Markets. The International Growth Fund benefited from its exposure in both of these regions, where the Fund was overweighted when compared to its benchmark. Other contributions to the Fund's outperformance relative to this index included an overweighted position in Latin America, and some fairly strong exposure to cyclical issues in the United Kingdom and Canada, which helped to a lesser extent.

     Many of the Fund's strongest performing issues in the fourth quarter were Technology holdings. Some of these were companies that saw their shares price decline sharply in the third quarter, and staged a recovery in the fourth, such as Canon Inc., and auto manufacturer Nissan. Others were companies whose solid businesses performed well in the face of very adverse market conditions. Examples of these holdings included Business Objects, a business intelligence software provider; German online broker DAB, Ryanair, which posted financial results that were superior to its industry peers, Capita, a business process outsourcing company, and InfoSys, an Indian software company. In terms of specific countries where we were invested, Korea was also a standout for the Fund, as the country benefited from a strong banking sector.

     Were there any investment strategies or themes that did not measure up to your expectations?

     The Fund's fairly defensive stock selection in the Health care, Consumer Non-Durable and Commercial Services sectors were unproductive places to be in the fourth quarter. In particular, the Fund maintained a conservative, "non-cyclical" posture in developed Asia and Europe. These were sectors that had benefited the Fund in the first half of the year. In addition, to the extent that we were slightly underweighted in Technology issues versus our benchmark, gains were limited.

     What is your outlook for the Fund? How is the Fund positioned based on this outlook?

     We expect emerging markets to outperform in 2002. Asian economies are benefiting from an improving balance between consumer growth and industrial development. We expect Latin America to solve its inflationary problems once the current economic crisis in Argentina is resolved. We also expect Continental Europe to do well in the coming year, as economic growth in the European Union builds.

     We remain cautious on Japan, where the government has yet to announce a much-needed program to overhaul the nation's battered financial system.

     At the end of 2001, the Fund's exposure to Asia (excluding Japan) was approximately 17%, much greater than the benchmark weighting of 11%, and our exposure to Emerging Markets also stood at roughly 18%, nearly double the index weighting.

     Our focus moving into the new year will be to continue to emphasize solid growth companies in the markets we expect to do well, both adding to existing positions in companies we favor as well as purchasing new issues for the Fund.

   International Growth Fund

Performance Highlights

                                            2001       2000       1999    1998     1997
International Growth Fund (Class A)         (13.63)%   (8.11)%    95.73%  11.18%   8.08%

Morgan Stanley Capital
International (MSCI) All Country
World Free Ex-U.S. Index                    (19.50)    (15.09)    30.91   14.46    2.04

Lipper International Index                  (19.34)    (14.72)    37.83   12.66    7.25

             Illustration of an assumed investment of $10,000 with reinvestment of capital gain distributions and income dividends

Average Annual Total Return
Class  A Shares
(period ended 12/31/01)

1 Year          (13.63)%
5 Years          13.30%
Since Inception
(10/1/92)        12.43%

                        12/91     12/92     12/93     12/94     12/95    12/96    12/97    12/98     12/99    12/00    12/01
                        -----     -----     -----     -----     -----    -----    -----    -----     -----    -----    -----
International
Growth Fund            10,000    10,100    13,500    13,500    14,400   15,800   17,100   19,000    37,200   34,200   29,500
-----------------------------------------------------------------------------------------------------------------------------
MSCI AC WLD
Ex -US Index           10,000     9,700    13,100    13,900    15,300   16,400   16,700   19,100    25,000   21,200   17,100
-----------------------------------------------------------------------------------------------------------------------------
Lipper Int'l Index     10,000     9,900    13,700    13,600    15,000   17,200   18,400   20,800    28,600   24,400   19,700
-----------------------------------------------------------------------------------------------------------------------------

Past performance does not guarantee future results. Returns shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Class A shares were not in existence prior to October 21, 1999. Performance information for periods prior to that date are based upon the historical performance for Class N shares, adjusted to reflect the expenses of Class A shares. Class A shares are not available for sale.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World Free ex-U.S. Index is an unmanaged index that includes developed and emerging markets and reduced Japanese portion, making it more comparable to the International Growth Fund in terms of investment approach.

The Lipper International Index is a composite of international growth mutual funds.

This report identifies the Fund's investments on December 31, 2001. These holdings are subject to change. Not all stocks in the Fund performed as well, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

--------------------------------------------------------------------------------
International Growth Fund
--------------------------------------------------------------------------------
Portfolio of Investments, December 31, 2001 (all dollar amounts in thousands)


------------------------------------------------------------------
Shares                                                       Value
---------------------------------------------------------- -------

Common Stocks--Europe--28.1%
Belgium--1.2%
  200,000 *Interbrew (Beverages).......................... $ 5,477
                                                           -------
Denmark--1.0%
   40,000 Group 4 Falck A/S (Safety and security services)   4,478
                                                           -------
Finland--0.7%
  150,000 Hartwall Oyj (Consumer non-durables)............   3,072
                                                           -------
France--4.9%
   70,000 Altran Technologies S.A. (Information technology
           services)......................................   3,163
  140,000 April S.A. (Property and casualty insurance)....   2,069
  110,000 Aventis S.A. (Pharmaceuticals)..................   7,719
   60,000 *Business Objects S.A.--ADR (Internet and
           software services).............................   2,028
   60,000 L'Oreal S.A. (Consumer non-durables)............   4,290
   35,850 *Medidep S.A. (Health services).................     691
   60,000 *Wavecom S.A. (Electronic technology)...........   2,255
                                                           -------
                                                            22,215
                                                           -------
Germany--5.2%
  100,000 Altana AG (Pharmaceuticals).....................   4,978
   30,000 Muenchener Re (Multi-line insurance)............   8,148
   80,000 Rhoen-Klinikum AG (Health care operator)........   4,168
   20,000 SAP AG (Packaged software)......................   2,622
  100,000 *Thiel Logistik AG (Technology services)........   1,950
  100,000 United Medical Systems International AG (Health
           technology)....................................   1,594
                                                           -------
                                                            23,460
                                                           -------
Greece--1.8%
  300,000 Coca-Cola Hellenic Bottling S.A. (Beverages)....   4,328
  400,000 Delta Singular (Technology services)............   1,432
  150,000 Folli Follie (Apparel and footwear retailer)....   2,637
                                                           -------
                                                             8,397
                                                           -------
Ireland--2.3%
  300,414 CRH plc (Building products).....................   5,276
  160,000 *Ryanair Holdings plc--ADR (Air transport)......   5,128
                                                           -------
                                                            10,404
                                                           -------
Italy--1.2%
  140,000 Recordati SpA (Health technology)...............   2,790
   70,000 Tod's SpA (Apparel and footwear)................   2,867
                                                           -------
                                                             5,657
                                                           -------
Netherlands--1.6%
  160,000 Ahold NV (Food retailer)........................   4,656
  141,800 United Services Group NV (Personnel services)...   2,759
                                                           -------
                                                             7,415
                                                           -------
Spain--3.6%
  150,000 Banco Popular Espanol (Banking).................   4,926
  175,000 Grupo Dragados (Engineering and construction)...   2,342
  200,000 Grupo Ferrovial S.A. (Industrial services)......   3,507
  300,000 Inditex (Apparel and footwear retailer).........   5,720
                                                           -------
                                                            16,495
                                                           -------
Switzerland--4.6%
   60,000 *Logitech International S.A. (Electronic
           technology)....................................   2,196
    8,000 Serono S.A.--B (Biotechnology)..................   6,983
    3,500 Synthes-Stratec, Inc. (Medical specialties).....   2,437
   30,000 Tecan AG (Specialty engineering)................   1,988
  150,000 UBS AG (Banking)................................   7,572
                                                           -------
                                                            21,176
                                                           -------

      -------------------------------------------------------------------
      Shares                                                        Value
      ----------------------------------------------------------- -------

      Common Stocks--United Kingdom--19.5%
        400,000 3i Group plc (Venture capital)................... $ 4,998
        500,000 Amey plc (Industrial services)...................   2,711
        700,000 Anite Group plc (Electronic technology)..........   1,735
        200,000 Atkins plc (Industrial services).................   1,912
        150,000 Barclays plc (Diversified banking)...............   4,961
        300,000 Barratt Developments plc (Consumer durables).....   1,868
      1,500,000 BG Group plc (Industrial services)...............   6,106
      1,500,000 Billiton plc (Aluminum mining)...................   7,610
        110,000 *Cambridge Antibody Technology (Health
                 technology).....................................   3,083
      1,000,000 Capita Group plc (Commercial services)...........   7,127
        375,000 *Celltech Group plc (Pharmaceuticals)............   4,764
      1,000,000 Electronics Boutique plc (Retail)................   1,992
        200,000 Enterprise Inns (Consumer services)..............   1,814
        165,000 Luminar plc (Restaurants)........................   2,023
        200,000 MAN Group plc (Finance)..........................   3,466
        300,000 Matalan plc (Apparel and footwear retailer)......   1,526
      1,250,000 Mitie Group plc (Commercial services)............   2,953
        345,000 Nestor Healthcare Group plc (Personnel services).   2,746
        175,000 Next plc (Apparel and footwear retailer).........   2,277
        600,000 Northern Rock plc (Finance)......................   5,504
        175,000 *Oxford Glycosciences (Health technology)........   1,634
        225,000 *Powderject Pharmaceuticals (Medical specialties)   1,851
        300,000 Reckitt Benckiser plc (Household products).......   4,361
        100,000 RM (Technology services).........................     345
        250,000 Standard Chartered plc (Banking).................   2,980
      1,000,000 Tesco plc (Food retailer)........................   3,620
        100,000 *Willis Group Holdings, Ltd.--ADR (Insurance
                 brokers)........................................   2,355
                                                                  -------
                                                                   88,322
                                                                  -------

      Common Stocks--Canada--5.1%
        140,000 *Biovail Corp.--ADR (Pharmaceuticals)............   7,875
        150,000 *CHC Helicopter Corp. (Airlines).................   1,672
        822,200 *Compton Petroleum Corp. (Oil and gas
                 production).....................................   2,168
        127,300 *Kingsway Financial Services (Finance)...........   1,598
        100,000 Loblaw Companies Ltd. (Retail)...................   3,265
        120,000 Manulife Financial Corp. (Life and health
                 insurance)......................................   3,134
        100,000 Suncor Energy (Energy minerals)..................   3,280
                                                                  -------
                                                                   22,992
                                                                  -------

      Common Stocks--Bahamas--1.3%
        150,000 Ace Limited (Property and casualty insurer)......   6,022
                                                                  -------

      Common Stocks--Japan--11.5%
         44,000 Belluna Company, Ltd. (Catalogs and specialty
                 distribution)...................................   1,499
        225,000 Canon, Inc. (Electronic equipment)...............   7,734
         20,000 Cawachi Limited (Retail).........................   1,143
         44,900 Fast Retailing Company, Ltd. (Apparel and
                 footwear retailer)..............................   3,990
         50,000 Kappa Create Co., Ltd. (Consumer non-durables)...   2,191
        100,000 Komeri Co. (Retail)..............................   2,439
            300 *Net One Systems Co., Ltd. (Technology services).   4,390
      1,147,000 Nissan Motor Company, Ltd. (Motor vehicles)......   6,075
         60,000 Orix Corp (Finance, rental and leasing)..........   5,368
            540 Painthouse Co., Ltd. (Consumer services).........   1,774
         25,000 Sanix Corporation (Pest control).................     937
        100,000 *Sega Corporation (Consumer durables)............   1,993

                See accompanying Notes to Financial Statements.

December 31, 2001                                       William Blair Funds  23

--------------------------------------------------------------------------------
International Growth Fund
--------------------------------------------------------------------------------

Portfolio of Investments, December 31, 2001 (all dollar amounts in thousands)

      ---------------------------------------------------------------------
      Shares                                                         Value
      ---------------------------------------------------------   --------

      Common Stocks--Japan--11.5%--(continued)
         45,000 SMC Corporation (Trucks, construction and
                 farm machinery)................................. $  4,575
        100,000 Takeda Chemical Industries (Pharmaceuticals).....    4,519
         60,300 Tsuruha Co. (Retail trade).......................      917
         40,000 Yamada Denki (Consumer electronics retailer).....    2,805
                                                                  --------
                                                                    52,349
                                                                  --------

      Common Stocks--Emerging Asia--11.5%
      China--2.8%
      8,246,000 Chaoda Modern Agriculture (Process industries)...    2,327
      2,000,000 *China Unicom, Ltd. (Telecommunications).........    2,206
      1,500,000 China Vanke Co., Ltd. (Real estate development)..    1,706
      3,856,000 *Convenience Retail Asia (Retail trade)..........    1,249
      3,000,000 *Denway Motors Limited (Motor vehicles)..........      933
      4,600,000 Global Bio-Chem Technology (Process
                 industries).....................................    1,608
      5,500,000 Texwinca Holdings, Ltd. (Textiles)...............    2,627
                                                                  --------
                                                                    12,656
                                                                  --------
      India--3.1%
        130,000 Dr. Reddy's Laboratories (Pharmaceuticals).......    2,487
        600,000 Hero Honda (Consumer durables)...................    3,116
        600,000 Hindustan Lever (Consumer non-durables)..........    2,780
        200,000 Housing Development Finance Corp. (Financial
                 services).......................................    2,747
         35,000 Infosys Technologies (Consulting and software
                 services).......................................    2,954
                                                                  --------
                                                                    14,084
                                                                  --------
      Indonesia--0.6%
      4,000,000 PT Ramayana Lestari Sentosa (Retail trade).......    1,024
      1,000,000 Unilever Indonesia Tbk (Household and personal
                 care)...........................................    1,565
                                                                  --------
                                                                     2,589
                                                                  --------
      South Korea--3.9%
        750,000 *Good Morning Securities Co. (Investment
                 banking and brokerage)..........................    3,289
         40,000 LG Home Shopping, Inc. (Catalog/Specialty
                 distribution)...................................    2,394
         50,000 Pacific Corporation (Consumer non-durables)......    5,025
         33,000 Samsung Electronics Co. (Semiconductors).........    7,009
                                                                  --------
                                                                    17,717
                                                                  --------
      Taiwan--1.1%
      2,000,000 *Taiwan Semiconductor (Semiconductors)...........    5,000
                                                                  --------

      Common Stocks--Asia--5.7%
      Australia--3.8%
        200,000 Macquarie Bank, Ltd. (Financial services)........    3,831
      1,500,000 Macquarie Infrastructure Group (Financial
                 services).......................................    2,685
      1,000,000 Mayne Nickless (Health services).................    3,518
      1,500,000 Quantas Airways (Transportation).................    2,823
        275,000 Wesfarmers Limited (Manufacturing)...............    4,358
                                                                  --------
                                                                    17,215
                                                                  --------

      ----------
      *Non-incomeproducing securities
      ADR= American Depository Receipt

     ----------------------------------------------------------------------
     Shares                                                          Value
     -----------------------------------------------------------  --------

     Common Stocks--Asia--5.7%--(continued)
     Hong Kong--1.0%
         410,300  Dah Sing Financial (Regional banks)............ $  1,942
       2,231,352  Esprit Holdings (Apparel and footwear retailer)    2,518
                                                                  --------
                                                                     4,460
                                                                  --------
     New Zealand--0.5%
         855,000  Warehouse Group Limited (Discount stores)......    2,351
                                                                  --------
     Singapore--0.4%
       1,000,000  Want Want Holdings (Consumer non-durables).....    1,900
                                                                  --------

     Common Stocks--Latin America--3.2%
     Brazil--0.9%
         370,000  Confeccoes Guararapes S.A.--ON (Apparel
                   retailer).....................................      736
         200,000  Tele Norte Leste--ADR (Specialty
                   telecommunications)...........................    3,126
                                                                  --------
                                                                     3,862
                                                                  --------
     Mexico--2.3%
       4,000,000  America Movil S.A. (Communications)............    3,857
       2,749,000  Walmart de Mexico (Retailer)...................    6,447
                                                                  --------
                                                                    10,304
                                                                  --------

     Common Stocks--Emerging Europe, Mid-East,
      Africa--0.9%
     South Africa--0.9%
         380,000  Harmony Gold Mining Co. (Precious metals)......    2,486
       6,360,565  Network Healthcare Holdings (Health services)..    1,537
                                                                  --------
                                                                     4,023
                                                                  --------
     Total Common Stock--86.8%
       (cost $372,513).........................................   394,092
                                                                  --------

     Preferred Stock--2.1%
     Brazil--2.1%
      40,000,000  Banco Itau S.A. (Banking)......................    3,045
        500,000   Confeccoes Guararapes S.A.--PN (Apparel
                   retailer).....................................      908
        377,600   Perdigao S.A. (Miscellaneous food products)....    2,450
        140,000   Petroleo Brasileiro S.A. (Oil and gas).........    3,097
                                                                  --------
                                                                     9,500
                                                                  --------
     Total Preferred Stock--2.1%
       (cost $9,466)...........................................     9,500
                                                                  --------

     Short-Term Investments
      44,660,902  William Blair Ready Reserves Fund..............   44,661
                                                                  --------
     Total Short-term Investments--9.8%
       (cost $44,661)..........................................    44,661
                                                                  --------
     Total Investments--98.7%
       (cost $426,640).........................................   448,253
     Cash and other assets, less liabilities--1.3%...............    5,802
                                                                  --------
     Net assets--100.0%.......................................... $454,055
                                                                  ========

                See accompanying Notes to Financial Statements.

24  Annual Report                                             December 31, 2001

--------------------------------------------------------------------------------
International Growth Fund
--------------------------------------------------------------------------------
Portfolio of Investments, December 31, 2001 (all dollar amounts in thousands)


At December 31, 2001 the Fund's Portfolio of Investments includes the following industry categories:

Financials................  23.5%
Consumer Discretionary....  16.0%
Consumer Staples..........  13.9%
Health Care...............  16.0%
Industrials...............  12.4%
Information Technology....   8.1%
Materials.................   3.8%
Telecommunication Services   2.3%
Energy....................   2.1%
Utilities.................   1.5%
Transportation............   0.4%
                           ------
                           100.0%
                           ======

At December 31, 2001 the Fund's Portfolio of Investments includes the following currency categories:

Euro..................  23.6%
British Pound Sterling  21.3%
Japanese Yen..........  13.0%
United States Dollar..   7.0%
Swiss Franc...........   5.2%
South Korean Won......   4.4%
Australian Dollar.....   4.3%
Hong Kong Dollar......   4.2%
Canadian Dollar.......   3.8%
Indian Rupee..........   3.5%
Mexico Nuevo Peso.....   2.6%
Brazilian Real........   2.5%
All other currencies..   4.6%
                       ------
                       100.0%
                       ======


                See accompanying Notes to Financial Statements.

December 31, 2001                                       William Blair Funds  25

VALUE DISCOVERY FUND

AN OVERVIEW FROM THE PORTFOLIO MANAGERS
---------------------------------------

How did the Fund perform over the last year?

The Value Discovery Fund posted excellent performance results for the year ended December 31, 2001, gaining 17.42% on a total return basis (Class A Shares), compared to its primary benchmark, the Russell 2000(R) Index, which increased 2.49%, and the Russell 2000(R) Value Index, which increased 14.03%.

What were the most significant factors impacting Fund performance?

Strong stock selection was the primary reason for the Fund's outperformance during 2001.

Consumer stocks, in particular, were standouts, with Blockbuster Video doubling in share price during the year. Other strong Consumer Staple names included Earthgrains, which was acquired by Sara Lee Corporation earlier in the year, and Christopher & Banks, which was the third best contributor to portfolio return. Christopher & Banks, a women's apparel retailer, saw its share price rise 174% over the course of the year.

The Fund's exposure to Technology names also benefited performance. In particular, the Fund's largest holding, Checkpoint Systems, a security and protection services company, experienced an 80% increase in price.

Which investment strategies enhanced the Fund's return? Were there any investment themes that produced the best results?

The Consumer and Technology sectors provided the most significant contribution to portfolio return--especially when compared to the Fund's benchmarks.

What were among the weakest performing sectors or investments for the Fund?

Our Financial holdings, and specifically some insurance companies, were weak performers. While a small percentage of this weakness may be attributed to the events of September 11th, by and large poor performance was related to company-specific issues.

Our Energy holdings also performed poorly. During the course of 2001, energy prices collapsed based on the looming prospects for an economic recession. Our holdings experienced greater percentage price declines than did the sector.

Finally, a lack of "speculative" names during the fourth quarter probably hurt us somewhat, since we don't buy companies that would fit in this camp. The markets experienced a major "bounce" in many stocks--and predominantly technology stocks--that had come under severe price pressure in the third quarter. The weak fundamentals for many of these companies had not changed--many were not earning any money--but a speculative environment appeared to take over in the equity markets, where the appetite for risk increased as investors began to anticipate an economic recovery.

What is your outlook for the Fund?

We believe that the equity markets have discounted many of the benefits of the economic recovery that should be reflected in corporate earnings this year.

While we remain very positive about the prospects for the economy in 2003 and beyond, our greatest concern is that earnings estimates for 2002 are too high, relative to the gradual pace of the economic recovery. Simply put, we believe the equity market may "over project" earnings gains this year. Consequently, we remain somewhat cautious in our outlook over the near term, as the market could potentially be more volatile in the first half of the year.

More importantly, our mantra remains as always: We buy broken stocks not broken companies. Furthermore, we continue to invest in stocks that have company-specific opportunities to improve their profitability, irrespective of economic activity.

Value Discovery Fund

   Performance Highlights

                                            2001     2000     1999     1998     1997
   Value Discovery Fund (Class A)           17.42%   19.09%    6.12%     .41%   33.13%
   Russell 2000 Index                        2.49    (3.02)   21.26    (2.55)   22.36
   Russell 2000 Value Index                 14.03    22.83    (1.49)   (6.45)   31.78

             Illustration of an assumed investment of $10,000 with reinvestment of capital gain distributions and income dividends

Average Annual Total Return
Class A Shares
(period ended 12/31/01)
1 Year                17.42%
5 Years               14.67%
(12/31/96)            14.58%

                     12/96      6/97    12/97    6/98     12/98    6/99     12/99    6/00     12/00    6/01     12/01
----------------------------------------------------------------------------------------------------------------------
Value Discovery
Fund                 10,000   11,100   13,300   14,600   13,400   14,000   14,200   15,900   16,900   19,700   19,800
----------------------------------------------------------------------------------------------------------------------
Russell 2000         10,000   11,000   12,200   12,800   11,900   13,000   14,500   14,900   14,000   15,000   14,400
Index
----------------------------------------------------------------------------------------------------------------------
Russell 2000         10,000   11,500   13,200   13,800   12,300   13,000   12,100   12,900   14,900   16,800   17,000
Value
----------------------------------------------------------------------------------------------------------------------

Past performance does not guarantee future results. Returns shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class A shares were not in existence prior to November 2, 1999. Performance information for periods prior to that date are based upon the historical performance for Class N shares, adjusted to reflect the expenses of Class A shares. Class A shares are not available for sale.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2000(R) Index is the Fund's primary benchmark. The Russell 2000(R) Index is unmanaged composite of the smallest 2000 stocks of the Russell 3000 Index. The Russell 2000(R) Value Index consists of small-capitalization companies with below average price-to-book ratios and forecasted growth rates.

This report identifies the Fund's investments on December 31, 2001. These holdings are subject to change. Not all stocks in the Fund performed as well, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

--------------------------------------------------------------------------------
Value Discovery Fund
--------------------------------------------------------------------------------

Portfolio of Investments, December 31, 2001 (all dollar amounts in thousands)

---------------------------------------------------    --------
Shares                                                    Value
---------------------------------------------------    --------

Common Stocks
Financial Services--25.0%
   104,900     Amerus Life Holdings, Inc., Class "A" . $  3,760
   148,000     Annuity & Life Re Holdings, plc ADR....    3,716
   119,000     Astoria Financial Corporation..........    3,149
   209,900     Brandywine Realty Trust................    4,423
   115,200     First Financial Holdings, Inc..........    2,784
    93,200     First Industrial Realty Trust..........    2,899
   122,100     Hudson United Bancorp..................    3,504
    65,600     MONY Group, Inc........................    2,268
   110,050     Pacific Century Financial Corporation..    2,849
   239,370     Ryder System, Inc......................    5,302
   158,100     Seacoast Financial Services Corporation    2,711
                                                       --------
                                                         37,365
                                                       --------
Consumer Discretionary--17.2%
   160,400     Cadmus Communications Corporation......    1,724
    51,530    *Christopher & Banks Corporation........    1,765
    51,200     Ethan Allen Interiors Inc..............    2,129
   129,000    *Gadzooks, Inc..........................    1,772
   188,300     Hollinger International, Inc...........    2,203
    75,700    *Michaels Stores, Inc...................    2,494
   371,000    *Prime Hospitality Corporation..........    4,100
   283,200    *Sharper Image Corporation..............    3,328
    65,500    *United Stationers Inc..................    2,204
   364,300    *Whitehall Jewellers, Inc...............    4,004
                                                       --------
                                                         25,723
                                                       --------
Materials--12.1%
    96,700     Ferro Corporation......................    2,495
   136,200    *Jones Lang LaSalle, Inc................    2,458
   103,100     Spartech Corporation...................    2,119
   278,250     LSI Incorporated.......................    4,842
   130,570    *NCI Building Systems, Inc..............    2,311
   267,250     Watsco, Inc............................    3,795
                                                       --------
                                                         18,020
                                                       --------
Industrials and Services--9.9%
   124,900     Belden, Inc............................    2,941
   123,800    *Denison International, plc, ADR........    2,050
   156,630    *Flowserve Corporation..................    4,168
    97,700    *Gardner Denver, Inc....................    2,181
    94,500    *Pentair, Inc...........................    3,450
                                                       --------
                                                         14,790
                                                       --------

----------
*Non-incomeproducing securities
ADR= American Depository Receipt

           -----------------------------------------------  --------
           Shares                                              Value
           -----------------------------------------------  --------

           Common Stocks--(continued)
           Information Technology--8.4%
              172,167     Avenet, Inc...................... $  4,385
              354,400    *Checkpoint Systems, Inc..........    4,749
              416,800    *Overland Data, Inc...............    3,418
                                                            --------
                                                              12,552
                                                            --------
           Healthcare--6.6%
              140,400     Alpharma, Inc., Class "A"........    3,714
              124,700    *First Health Group Corporation...    3,085
              157,800    *Sola International, Inc..........    3,061
                                                            --------
                                                               9,860
                                                            --------
           Autos and transportation--4.1%
               61,100    *Landstar System, Inc.............    4,430
               68,130    *Yellow Corporation...............    1,710
                                                            --------
                                                               6,140
                                                            --------
           Energy--3.9%
              240,300    *Veritas DGC, Inc.................    4,445
              180,400    *Newpark Corporation..............    1,425
                                                            --------
                                                               5,870
                                                            --------
           Consumer Staples--3.3%
               73,500     Dean Foods Company...............    5,013
                                                            --------
           Utilities--2.6%
              179,800     Atmos Energy Corporation.........    3,821
                                                            --------
           Total Common Stock--93.2%
             (cost $111,348)...............................  139,154
                                                            --------

           Short-Term Investments
           10,840,181    William Blair Ready Reserves Fund.   10,840
                                                            --------
           Total Short-term Investments--7.3%
             (cost $10,840)................................   10,840
                                                            --------
           Total Investments--100.5%
             (cost $122,188)...............................  149,994
           Liabilities, plus cash and other assets--(0.5)%.     (702)
                                                            --------
           Net assets--100.0%.............................. $149,292
                                                            ========


                See accompanying Notes to Financial Statements.

December 31, 2001                                       William Blair Funds  29

INCOME FUND

AN OVERVIEW FROM THE PORTFOLIO MANAGERS
---------------------------------------

How did the Fund perform over the last year?

For the year ended December 31, 2001, the Income Fund posted a solid gain of 7.26% on a total return basis (Class A Shares), compared to an increase of 8.96% for the Fund's benchmark, the Lehman Intermediate Government/Credit Bond Index, but roughly in line with the 7.32% return of the Fund's peer group, the Morningstar Short-term Bond Category.

What were the most significant factors impacting Fund performance?

2001 was the second straight year that domestic bonds have outperformed stocks, since the back-to-back years of 1992 and 1993. Unfortunately, extreme year-end volatility erased the double-digit gains investment-grade bonds had been making over the course of the year.

The fourth quarter was marked by what one major news organization described as "wrenching" turns in interest rates, and a high level of volatility in the fixed income markets. For example, it took nearly 15 weeks for the yield on the U.S. Treasury's 10-year note to fall a full percentage point to its low for the year--of 4.18%--on November 7/th/. Within two weeks the rate on the 10-year note shot back up to 5.00%. The following two weeks saw the 10-year note rate fall to 4.66%, only to then rise sharply to 5.19% over the subsequent week-and-a-half.

The Income Fund posted a slight 0.63% decrease on a total return basis for the fourth quarter (Class A Shares), just behind its benchmark and its peer group. Both the Fund's benchmark, the Lehman Intermediate Government/Credit Bond Index, and the Fund's peer group, the Morningstar Short-term Bond Category, were nearly flat for the quarter, rising 0.08% and 0.04%, respectively.

The Fund's 2001 return, while attractive, was lower than its benchmark largely because the Fund was underweighted on the shorter end of the interest rate yield curve. The Fund's benchmark, by comparison, is more heavily weighted towards the shorter end of the yield curve (short-term fixed-income instruments). Shorter-term instruments benefited over the course of the year by the Federal Reserve Board's aggressive interest rate policy--which included 11 interest rate cuts during 2001.

Which investments enhanced the Fund's return? Were there any investment themes that produced the best results?

Our investment strategy since the beginning of 2001 has emphasized conservative, higher-quality and more defensive issues. However, this limited the Fund's gains somewhat in the first half of the year because the market tended to favor lower-rated corporate issues. As the economy continued to weaken and the terrorist events of September 11/th/ unfolded, fixed income investors sought higher quality issues such as those the Fund owned in the second half of the year. Our higher quality bias worked to the Fund's advantage during 2001.

Asset-backed and mortgage-backed securities continued to post very good performance for the Fund in the fourth quarter and the year overall.

What is your outlook for the Fund? How is the Fund positioned based on this outlook?

The Federal Reserve Board has pumped massive amounts of liquidity into the nation's financial system. We believe the Fed will now allow these moves to work their way through the economy.

We believe the Federal Reserve does not want to see intermediate and long-term rates rise, and thus stifle the fledgling economic recovery. However, we think the Fed is also very leery about exhausting its ability to drive rates lower with any further rate reductions. In the near-term, we expect a certain amount of "posturing" by the Fed to attempt to influence the credit markets with their statements regarding the health of the economy, essentially trying to encourage the fixed income markets into keeping rates from going higher.

In fact, we believe the Fed will actually be predisposed to increase rates in the second half of the year if the economy quickly begins to show signs of health, essentially "mopping up" the excess liquidity in the financial system.

While the past two years have been very good ones for bond investors, eventually we expect returns to revert back to more historical averages, meaning returns in the single-digit range.

While we would say that on balance our outlook is cautious, as always we will continue to emphasize high quality corporate issues. We will look for more opportunities to invest in the types of issues that have provided strong performance for the Fund. We also will continue to emphasize mortgage-backed and asset-backed issues, which have provided solid returns in 2001. Mortgage-backed issues, in particular, have the potential to be one of the best performing sectors in 2002, as these securities should benefit from the huge decline of prepayments resulting from mortgage refinancings.

   Income Fund

Performance Highlights

                                         2001    2000     1999   1998    1997
Income Fund (Class A)                    7.26%   10.20%   .27%   6.80%   7.76%
Lehman Intermediate
Government/Credit Bond Index             8.96    10.12    .39    8.44    7.87

             Illustration of an assumed investment of $10,000 with reinvestment of capital gain distributions and income dividends

Average Annual Total Return
Class A Shares
(period ended December 31, 2001)

1 Year              7.26%
5 Year              6.40%
10 Year             6.17%

                         12/91    12/92    12/93    12/94    12/95    12/96    12/97    12/98    12/99    12/00    12/01
--------------------------------------------------------------------------------------------------------------------------
Income Fund              10,000   10,700   11,500   11,400   13,000   13,300   14,400   15,400   15,400   17,000   18,200
--------------------------------------------------------------------------------------------------------------------------
Lehman Intermediate      10,000   10,700   11,700   11,400   13,200   13,700   14,800   16,000   16,100   17,700   19,300
Gov/Credit Bond
--------------------------------------------------------------------------------------------------------------------------

Past performance does not guarantee future results. Returns shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. Class A shares were not in existence prior to October 25, 1999. Performance information for periods prior to that date are based upon the historical performance for Class N shares, adjusted to reflect the expenses of Class A shares. Class A shares are not for sale.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Lehman Intermediate Government/Corporate Index indicates broad intermediate government/corporate bond market performance.

This report identifies the Fund's investments on December 31, 2001. These holdings are subject to change. Not all stocks in the Fund performed as well, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

--------------------------------------------------------------------------------
Income Fund
--------------------------------------------------------------------------------

Portfolio of Investments, December 31, 2001 (all dollar amounts in thousands)

--------------------------------------------------------- -------
Principal
Amount                                                      Value
--------------------------------------------------------- -------

U.S. Government and U.S. Government Agency
 Guaranteed Obligations--40.2%
U.S. Treasury--9.4%
$ 6,250 U.S. Treasury Note, 6.000%, due 8/15/09.......... $ 6,663
  9,000 U.S. Treasury Note, 6.500%, due 2/15/10..........   9,887
-------                                                   -------
 15,250 Total U.S. Treasury Obligations..................  16,550
-------                                                   -------

U.S. Government Guaranteed Obligations--.7%
Government National Mortgage Association (GNMA)--.4%
    628 #2000-29, Tranche A, 7.500%, due 7/20/26.........     643
-------                                                   -------
Small Business Administration--.3%
     -- Receipt for Multiple Originator Fees, #3, 0.870%,
         due 11/08/08 (Interest Only) WAC................     226
    293 Loan #100023, 9.375%, due 11/25/14...............     303
-------                                                   -------
    293 Total Small Business Administration Obligations..     529
-------                                                   -------

U.S. Government Agency Guaranteed Obligations--30.1%
Federal Home Loan Mortgage Corp. (FHLMC)--23.5%
  5,000 #1458, Tranche J, 7.000%, due 8/15/07............   5,216
  4,768 #G10067, 7.000%, due 1/1/08......................   4,988
  1,578 #G10147, 8.500%, due 2/1/08......................   1,660
  4,712 #1612, Tranche SE, 8.100%, due 11/15/08..........   5,025
    137 #1625, Tranche SB, 9.500%, due 12/15/08..........     141
  1,773 #1261, Tranche N, 8.000%, due 12/15/08...........   1,845
    618 MCF, Tranche A4, 8.700%, due 12/30/08............     630
  3,750 #E65418, 7.000%, due 8/1/10......................   3,923
  2,773 #E81908, 8.500%, due 12/1/15.....................   2,929
  3,014 #1462, Tranche PK, 7.500%, due 7/15/21...........   3,104
  5,000 # 1578, Tranche H, 6.650%, due 7/15/22...........   5,238
  4,450 #G21, Tranche J, 6.250%, due 8/25/22.............   4,602
  1,959 #1608, Tranche SE, 8.959%, due 6/15/23...........   2,087
-------                                                   -------
 39,532 Total FHLMC Mortgage Obligations.................  41,388
-------                                                   -------

           -------------------------------------------------- -------
           Principal
           Amount                                               Value
           -------------------------------------------------- -------

           Federal National Mortgage Association (FNMA)--6.6%
           $ 1,368 #577393, 10.000%, due 6/1/11.............. $ 1,511
             2,959 #577395, 10.000%, due 8/1/11..............   3,290
             1,890 #593561, 9.500%, due 8/1/14...............   2,095
             4,009 #598453, 7.000%, due 6/1/15...............   4,177
               397 #1993-2, Tranche PH, 7.350%, due 3/25/21..     397
                11 #1993-19, Tranche SH, 11.234%, due 4/25/23      12
               230 #1994-72, Tranche SA, 9.750%, due 4/25/24.     230
           -------                                            -------
            10,864 Total FNMA Mortgage Obligations...........  11,712
           -------                                            -------
                   Total U.S. Government and U.S. Government
            66,567  Agency Guaranteed Obligations............  70,822
           -------                                            -------

                See accompanying Notes to Financial Statements.

December 31, 2001                                       William Blair Funds  33

--------------------------------------------------------------------------------
Income Fund
--------------------------------------------------------------------------------

Portfolio of Investments, December 31, 2001 (all dollar amounts in thousands)

         ------------------------------------------ ----------- -------

                                                          NRSRO
         Principal                                       Rating
         Amount                                     (unaudited)   Value
         ------------------------------------------ ----------- -------

         Collateralized Mortgage Obligations--23.3%
         $   887 Prudential Home Securities,
                  1992-13 Tranche B-2, 7.500%,
                  due 6/25/07......................       A     $   920
           2,960 Security National Mortgage Loan
                  Trust, 2001-2, Tranche B,
                  8.100%, due 10/25/20.............     BBB       2,967
           3,453 Bear, Stearns & Co., 1992-3,
                  Tranche B-1, 6.782%,
                  due 5/25/23......................     AAA       3,495
           2,814 First Plus, 1998-2, Tranche M2,
                  7.510%, 2001-2 Tranche B, due
                  5/10/24..........................      A2       2,912
           2,224 Security National Mortgage Loan
                  Trust, 2001-2, Tranche B,
                  9.510%, due 9/25/24..............      A2       2,326
           2,959 Security National Mortgage Loan
                  Trust, 2000-1, Tranche B,
                  9.250%, due 2/25/25..............      A2       3,093
           5,381 LTC Commercial Mortgage,
                  1994-1, Tranche C, 9.500%, due
                  6/15/26..........................     AA+       5,520
           2,650 LTC Commercial Mortgage,
                  1994-1, Tranche D, 10.000%,
                  due 6/15/26......................     AA-       2,768
           5,398 Contimortgage Home Equity,
                  1997-2, Tranche MIF,
                  7.340%, due 4/15/28..............     Aa2       5,489
           4,425 Green Tree Home Equity, 1998-E,
                  Tranche M2 ,
                  7.270%, due 6/15/28..............      A2       4,584
           1,054 Security National Mortgage Loan
                  Trust, 2001-1, Tranche B,
                  8.070%, due 11/25/28.............       A       1,060
                 Merit Securities Corp., Series 13,
         __5,886  Tranche M2,
                  7.880%, due 12/28/33.............      A2       6,063

                                                                -------
         _40,091 Total Collateralized Mortgage
                  Obligations......................              41,197

                                                                -------
         Corporate Obligations--32.8%
           7,000 Abbott Laboratories, 5.625%,
                  due 7/1/06.......................      AA       7,192
           4,300 Household Finance, 7.875%,
                  due 3/1/07.......................       A       4,620
           3,325 Block Financial, 8.500%,
                  due 4/15/07......................    BBB+       3,668
           4,000 Mellon Bank, 7.375%, due 5/15/07..      A+       4,348
           1,000 Worldcom, Inc., 8.875%,
                  due 11/1/07......................    BBB+       1,055
           5,510 First Data Corporation, MTN,
                  6.375%, due 12/15/07.............      A+       5,764
           4,700 Cardinal Healte Note, 6.250%,
                  due 7/15/08......................       A       4,807

----------
WAC= Weighted Average Coupon
MTN= Medium Term Note
VRN= Variable Rate Note
NRSRO= Nationally Recognized Statistical Rating Organization, such as S&P,
     Moody's or Fitch.

         --------------------------------------- ----------- --------

                                                       NRSRO
         Principal                                    Rating
         Amount                                  (unaudited)    Value
         --------------------------------------- ----------- --------

         Corporate Obligations--(continued)
         $  3,000 Ford Motor Credit, 7.875%,
                   due 6/15/10..................    BBB+     $  3,042
            4,520 GE Global Insurance, 7.500%,
                   due 6/15/10..................      AA        4,919
            1,500 Boeing Capital Corporation,
                   7.375%, due 9/27/10..........     AA-        1,587
            3,650 Tyco International Group, S.A.
                   6.750%, due 2/15/11..........       A        3,665
            3,100 AOL Time Warner, 6.750%,
                   due 4/15/11..................    BBB+        3,177
            4,000 Morgan Stanley, 6.750%,
                   due 4/15/11..................     AA-        4,092
            4,000 Worldcom, Inc., 7.500%,
                   due 5/15/11..................    BBB+        4,115
            1,750 Bristol-Myers Squibb, 5.750%,
                   due 10/01/11.................     AAA        1,733
         --------                                            --------
           55,355 Total Corporate Obligations...               57,784
         --------                                            --------
          162,013 Total Long-Term Investments--96.3%
         --------
                    (cost $166,362).............              169,803..
                                                             --------
         Short-Term Investments--2.6%
            2,552 American Express Corporation,
                   VRN 1.820%, due 1/2/02.......      A+        2,552
         ___2,000 Sears, Roebuck Corporation
                   3.050%, due 1/15/02..........      A-        2,000
                                                             --------
            4,552 Total Short-Term Investments..                4,552
         --------                                            --------
                    (cost $4,552)...............
         $166,565 Total Investments--98.9%
         ========
                    (cost $170,914).............              174,355
                  Cash and other assets, less
                   liabilities--1.1%............                1,909
                                                             --------
                  Net Assets--100.0%............             $176,264
                                                             ========

                See accompanying Notes to Financial Statements.

34  Annual Report                                             December 31, 2001

.................................................................
Statements of Assets and Liabilities

.................................................................
December 31, 2001 (all dollar amounts in thousands)

                                                                      Tax -        Large    Small
                                                                    Managed          Cap      Cap
                                                        Growth       Growth       Growth   Growth
                                                          Fund         Fund         Fund     Fund
                                                     ---------    ---------    ---------  -------
Assets
Investments in securities, at cost                   $ 316,622    $   5,901    $   6,246  $39,261
Investments in Affiliated Fund, at cost                  6,063          790           76    7,045
                                                     ---------    ---------    ---------  -------
Investments in securities, at value                  $ 391,607    $   6,414    $   5,919  $48,426
Investments in Affiliated Fund, at value                 6,063          790           76    7,045
Cash                                                        89            -            -        5
Receivable for fund shares sold                              -           32           15      905
Dividend and interest receivable                           281            6            5        4
Prepaid insurance                                           35            -            -        -
                                                     ---------    ---------    ---------  -------
       Total assets                                    398,075        7,242        6,015   56,385

Liabilities

Payable for investment securities purchased                  -            -            -    1,639
Payable for fund shares redeemed                        11,562            3            -       17
Management fee payable                                     268            5            5       36
Distribution and shareholder services
     fee payable                                            14            -            -        2
Other accrued expenses                                     135           23           19       33
                                                     ---------    ---------    ---------  -------
       Total liabilities                                11,979           31           24    1,727
                                                     ---------    ---------    ---------  -------
           Net Assets                                $ 386,096    $   7,211    $   5,991  $54,658
                                                     =========    =========    =========  =======

Capital
Composition of Net Assets
     Par value of shares of beneficial interest      $      35    $       1    $       1  $     3
     Capital paid in excess of par value               321,052        7,653       10,006   47,910
     Undistributed net investment income (loss)              -            -            -        -
     Accumulated realized gain (loss)                   (9,976)        (956)      (3,689)  (2,420)
     Net unrealized appreciation (depreciation) of
          investments and foreign currencies            74,985          513         (327)   9,165
                                                     ---------    ---------    ---------  -------
           Net Assets                                $ 386,096    $   7,211    $   5,991  $54,658
                                                     =========    =========    =========  =======


Class A Shares
     Net Assets                                      $       2    $       3    $       2  $     4
     Shares Outstanding                                    200          200          200      200
     Net Asset Value Per Share                       $   10.87    $    9.06    $    6.69  $ 16.57

Class B Shares
     Net Assets                                      $       2    $       3    $       1  $     4
     Shares Outstanding                                    200          200          200      200
     Net Asset Value Per Share                       $   10.63    $    8.93    $    6.58  $ 16.31

Class C Shares
     Net Assets                                      $       2    $       2    $       1  $     3
     Shares Outstanding                                    200          200          200      200
     Net Asset Value Per Share                       $   10.63    $    8.93    $    6.57  $ 16.32

.................................................................................
Statements of Assets and Liabilities

.................................................................................
December 31, 2001 (all dollar amounts in thousands)

                                                                International             Value
                                                                       Growth         Discovery           Income
                                                                         Fund              Fund             Fund
                                                                -------------       -----------     -------------
Assets
Investments in securities, at cost                                $   381,979       $   111,348       $   170,914
Investments in Affiliated Fund, at cost                                44,661            10,840                 -
                                                                  -----------       -----------       -----------
Investments in securities, at value                               $   403,592       $   139,154       $   174,355
Investments in Affiliated Fund, at value                               44,661            10,840
Cash                                                                      414             2,601                 -
Foreign currency, at value (cost $5,352)                                5,296                 -                 -
Receivable for fund shares sold                                         6,196               308               415
Receivable for investment securities sold                                 912                 -                 -
Recievable for open foreign currency contracts                             20                 -                 -
Receivable from Advisor                                                     -                 -                 -
Dividend and interest receivable                                          510               207             1,792
Prepaid insurance                                                          18                11                 7
Deferred organization costs                                                 -                 -                 -
                                                                  -----------       -----------       -----------
       Total assets                                                   461,619           153,121           176,569

Liabilities

Payable for investment securities purchased                             5,994             2,440                 -
Payable for fund shares redeemed                                          867             1,164               125
Management fee payable                                                    393               136               104
Distribution and shareholder services
     fee payable                                                           38                 4                 1
Dividend payable                                                            -                 -                 -
Other accrued expenses                                                    272                85                75
                                                                  -----------       -----------       -----------
       Total liabilities                                                7,564             3,829               305
                                                                  -----------       -----------       -----------
           Net Assets                                             $   454,055       $   149,292       $   176,264
                                                                  ===========       ===========       ===========

Capital
Composition of Net Assets
     Par value of shares of beneficial interest                   $        29       $         8       $        17
     Capital paid in excess of par value                              477,709           121,697           181,585
     Undistributed net investment income (loss)                           622                 -                 -
     Accumulated realized gain (loss)                                 (45,862)             (219)           (8,779)
     Net unrealized appreciation (depreciation) of
          investments and foreign currencies                           21,557            27,806             3,441
                                                                  -----------       -----------       -----------
           Net Assets                                             $   454,055       $   149,292       $   176,264
                                                                  ===========       ===========       ===========

Class A Shares
     Net Assets                                                   $         4       $         3       $         1
     Shares Outstanding                                                   200               200               200
     Net Asset Value Per Share                                    $     15.46       $     17.37       $      6.21

Class B Shares
     Net Assets                                                   $         3       $         4       $         2
     Shares Outstanding                                                   200               200               200
     Net Asset Value Per Share                                    $     15.01       $     18.10       $     10.24

Class C Shares
     Net Assets                                                   $         3       $         4       $         2
     Shares Outstanding                                                   200               200               200
     Net Asset Value Per Share                                    $     15.01       $     18.11       $     10.39

                 See accompanying Notes to Financial Statements.

.......................................................................................................................
Statements of Operations
.......................................................................................................................
for the Year Ended December 31, 2001 (all dollar amounts in thousands)

                                                                                      Tax-    Large      Small
                                                                                   Managed      Cap        Cap
                                                                          Growth    Growth   Growth     Growth
                                                                            Fund      Fund     Fund       Fund
                                                                         --------  --------  -------    -------
Investment income

   Interest                                                             $  1,184    $   24    $     13   $  135
   Dividends                                                               1,540        22          31       32
   Less foreign tax withheld                                                  (5)        -           -        -
                                                                        ---------  --------- ---------- --------
Total income                                                               2,719        46          44      167


Expenses
   Investment advisory fees                                                3,365        47          62      431
   Distribution fees                                                         198         1           1       24
   Shareholder services fees                                                   1         -           -        2
   Custodian fees                                                            113        42          36       49
   Transfer agent fees                                                       201        28          28       58
   Professional fees                                                          63        18          19       22
   Registration fees                                                          64        58          59       69
   Other expenses                                                            320         5           8       32
                                                                        ---------  --------- ---------- --------

       Total expenses before waiver                                        4,325       199         213      687
           Less expenses waived and
               absorbed by the Advisor                                         -      (134)       (127)    (139)
                                                                        ---------  --------- ---------- --------
       Net expenses                                                        4,325        65          86      548
                                                                        ---------  --------- ---------- --------

       Net investment income (loss)                                       (1,606)      (19)        (42)    (381)

Net realized and unrealized gain (loss) on investments, futures, foreign currency transactions and other assets and liabilities
     Net realized gain (loss) on investments                              (5,589)     (862)     (3,191)  (1,804)
                                                                        ---------  --------- ---------- --------

Change in net unrealized appreciation
   (depreciation) on investments and
   other assets and liabilities                                          (66,914)      479       1,057   10,117
                                                                        ---------  --------- ---------- --------

Net increase (decrease) in net assets
   resulting from operations                                            $(74,109)   $ (402)   $ (2,176)  $7,932
                                                                        =========  ========= ========== ========

.................................................................................
Statements of  Operations
.................................................................................
for the Year Ended December 31, 2001 (all dollar amounts in thousands)


                                                                                International       Value
                                                                                       Growth   Discovery      Income
                                                                                         Fund        Fund        Fund
                                                                                -------------   ---------    --------
Investment income
   Interest                                                                          $  1,134    $    331    $ 11,064
   Dividends                                                                            4,867       1,790          --
   Less foreign tax withheld                                                             (441)         --          --
                                                                                     --------    --------    --------
Total income                                                                            5,560       2,121      11,064

Expenses
   Investment advisory fees                                                             3,999       1,297       1,052
   Distribution fees                                                                      381          35          20
   Shareholder services fees                                                                1          --          --
   Custodian fees                                                                         469          65          59
   Transfer agent fees                                                                    191          54          53
   Professional fees                                                                       56          37          49
   Registration fees                                                                       91          58          60
   Other expenses                                                                         190          70         109
                                                                                     --------    --------    --------
       Total expenses before waiver                                                     5,378       1,616       1,402
           Less expenses waived and
               absorbed by the Advisor                                                     --         (51)         --
                                                                                     --------    --------    --------
       Net expenses                                                                     5,378       1,565       1,402
                                                                                     --------    --------    --------
       Net investment income (loss)                                                       182         556       9,662

Net realized and unrealized gain (loss) on investments, futures, foreign currency transactions and other assets and liabilities

     Net realized gain (loss) on investments                                          (40,694)      5,819       1,059
     Net realized (gain) loss on foreign currency
         transactions and other assets and liabilities                                 (1,328)         --          --
                                                                                     --------    --------    --------
   Total net realized gain (loss)                                                     (42,022)      5,819       1,059

Change in net unrealized appreciation
   (depreciation) on investments and
   other assets and liabilities                                                       (12,050)     10,754       1,575
                                                                                     --------    --------    --------
Net increase (decrease) in net assets
   resulting from operations                                                         $(53,890)   $ 17,129    $ 12,296
                                                                                     ========    ========    ========

                 See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets

--------------------------------------------------------------------------------
for the Years Ended December 31, 2001 and 2000 (all amounts in thousands)

                                                                                                  Tax-                   Large
                                                                                               Managed                     Cap
                                                                        Growth                  Growth                  Growth
                                                                          Fund                    Fund                    Fund
                                                        ----------------------  ----------------------  ----------------------
                                                           2001        2000        2001        2000        2001        2000
                                                        ----------  ----------  ----------  ----------  ----------  ----------
Operations
   Net investment income (loss)                         $   (1,606) $     (869) $      (19)         --  $      (42) $      (37)
   Net realized gain (loss) on investments,
      futures, foreign currency transactions
      and other assets and liabilties                       (5,589)    184,622        (862)        (94)     (3,191)       (498)
   Change in net unrealized appreciation
      (depreciation) on investments, foreign currency
      transactrions and other assets and liabilities       (66,914)   (230,337)        479          16       1,057      (1,400)
                                                        ----------  ----------  ----------  ----------  ----------  ----------
      Net increase (decrease) in net assets
         resulting from operations                         (74,109)    (46,584)       (402)        (78)     (2,176)     (1,935)

Distributions to shareholders from
   Net investment income                                        --          --          --          --          --          --
   Net realized gain                                        (4,993)   (176,855)         --          --          --          --
                                                        ----------  ----------  ----------  ----------  ----------  ----------
                                                            (4,993)   (176,855)         --          --          --          --

Capital stock transactions
   Net proceeds from sale of shares                         39,185     138,353       3,483       4,076       1,372      14,161
   Shares issued in reinvestment of income
      dividends and capital gain distributions               4,405     162,100          --          --          --          --
   Less cost of shares redeemed                           (129,379)   (344,470)       (871)        (15)     (4,200)     (2,384)
                                                        ----------  ----------  ----------  ----------  ----------  ----------
      Net increase (decrease) in net assets
         resulting from capital share transactions         (85,789)    (44,017)      2,612       4,061      (2,828)     11,777
                                                        ----------  ----------  ----------  ----------  ----------  ----------
   Increase (decrease) in net assets                      (164,891)   (267,456)      2,210       3,983      (5,004)      9,842
Net assets
   Beginning of period                                     550,987     818,443       5,001       1,018      10,995       1,153
                                                        ----------  ----------  ----------  ----------  ----------  ----------
   End of period                                        $  386,096  $  550,987  $    7,211  $    5,001  $    5,991  $   10,995
                                                        ==========  ==========  ==========  ==========  ==========  ==========
--------------------------------------------
Undistributed net investment
    income (loss) at the end of the period              $       --  $       --  $       --  $       --  $       --  $       --
--------------------------------------------            ==========  ==========  ==========  ==========  ==========  ==========

                                                                          Small
                                                                            Cap
                                                                         Growth
                                                                           Fund
                                                         ----------------------
                                                            2001        2000
                                                         ----------  ----------
Operations
   Net investment income (loss)                          $     (381) $     (208)
   Net realized gain (loss) on investments,
      futures, foreign currency transactions
      and other assets and liabilties                        (1,804)        490
   Change in net unrealized appreciation
      (depreciation) on investments, foreign currency
      transactrions and other assets and liabilities         10,117      (1,069)
                                                         ----------  ----------
      Net increase (decrease) in net assets
         resulting from operations                            7,932        (787)

Distributions to shareholders from
   Net investment income                                         --          --
   Net realized gain                                             --        (889)
                                                         ----------  ----------
                                                                 --        (889)

Capital stock transactions
   Net proceeds from sale of shares                          38,305      43,346
   Shares issued in reinvestment of income
      dividends and capital gain distributions                   --         867
   Less cost of shares redeemed                             (20,357)    (20,105)
                                                         ----------  ----------
      Net increase (decrease) in net assets
         resulting from capital share transactions           17,948      24,108
                                                         ----------  ----------
   Increase (decrease) in net assets                         25,880      22,432
Net assets
   Beginning of period                                       28,778       6,346
                                                         ----------  ----------
   End of period                                         $   54,658  $   28,778
                                                         ==========  ==========
--------------------------------------------
Undistributed net investment
    income (loss) at the end of the period               $       --  $       --
--------------------------------------------             ==========  ==========

                 See accompanying Notes to Financial Statements

--------------------------------------------------------------------------------
Statements of Changes in Net Assets

--------------------------------------------------------------------------------
for the Years Ended December 31, 2001 and 2000 (all amounts in thousands)

                                                                 International                   Value
                                                                        Growth               Discovery                  Income
                                                                          Fund                    Fund                    Fund
                                                        ----------------------  ----------------------  ----------------------
                                                           2001        2000        2001        2000        2001        2000
                                                        ----------  ----------  ----------  ----------  ----------  ----------
Operations
   Net investment income (loss)                         $      182  $     (773) $      556  $      349  $    9,662  $   10,567
   Net realized gain (loss) on investments,
      futures, foreign currency transactions
      and other assets and liabilties                      (42,022)     55,059       5,819         167       1,059      (3,283)
   Change in net unrealized appreciation
      (depreciation) on investments, foreign currency
      transactrions and other assets and liabilities       (12,050)    (84,922)     10,754       9,926       1,575       8,811
                                                        ----------  ----------  ----------  ----------  ----------  ----------
      Net increase (decrease) in net assets
         resulting from operations                         (53,890)    (30,636)     17,129      10,442      12,296      16,095

Distributions to shareholders from
   Net investment income                                        --        (841)       (559)       (373)    (10,451)    (10,749)
   Net realized gain                                            --     (58,967)     (5,904)         --          --          --
                                                        ----------  ----------  ----------  ----------  ----------  ----------

                                                                --     (59,808)     (6,463)       (373)    (10,451)    (10,749)
Capital stock transactions
   Net proceeds from sale of shares                        287,090     391,472      81,461      28,669      35,686      38,982
   Shares issued in reinvestment of income
      dividends and capital gain distributions                  --      56,818       6,285         356       7,689       7,908
   Less cost of shares redeemed                           (113,033)   (326,047)    (23,213)    (13,424)    (36,702)    (57,865)
                                                        ----------  ----------  ----------  ----------  ----------  ----------
      Net increase (decrease) in net assets
         resulting from capital stock transactions         174,057     122,243      64,533      15,601       6,673     (10,975)
                                                        ----------  ----------  ----------  ----------  ----------  ----------

    Increase (decrease) in net assets                      120,167      31,799      75,199      25,670       8,518      (5,629)
Net assets
   Beginning of period                                     333,888     302,089      74,093      48,423     167,746     173,375
                                                        ----------  ----------  ----------  ----------  ----------  ----------
   End of period                                        $  454,055  $  333,888  $  149,292  $   74,093  $  176,264  $  167,746
                                                        ==========  ==========  ==========  ==========  ==========  ==========
-------------------------------------------
Undistributed net investment
    income (loss) at the end of the period              $      622  $       --  $       --  $       --  $       --  $       68
-------------------------------------------             ==========  ==========  ==========  ==========  ==========  ==========

                 See accompanying Notes to Financial Statements.

Notes to Financial Statements

(1) Significant Accounting Policies

(a)  Description of the Fund

William Blair Funds (the "Fund") is an open-end diversified mutual fund registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund currently consists of the following seven portfolios (the "Portfolios"), each with its own investment objectives and policies.

----------------------------------------------------------------------
Equity Portfolios                       International Portfolio
-----------------                       -----------------------
----------------------------------------------------------------------
Growth                                  International Growth
----------------------------------------------------------------------
Tax-Managed Growth                      Fixed Income Portfolio
----------------------------------------------------------------------
Large Cap Growth                        Income
----------------------------------------------------------------------
Small Cap Growth
----------------------------------------------------------------------
Value Discovery
----------------------------------------------------------------------

The investment objectives of the Portfolios are as follows:

-------------------------------------------------------------------------------
Equity                      Long term capital appreciation.
-------------------------------------------------------------------------------
International               Long term capital appreciation.
-------------------------------------------------------------------------------
Fixed Income                High level of current income consistent relative to
                            stability of principal.
-------------------------------------------------------------------------------

(b)  Share Classes

Prior to September 30, 1999, the Portfolios only offered N shares. Five different classes of shares currently exist. This report covers the Class A, Class B, and Class C shares. These share classes were offered for sale from November 2, 1999 until May 25, 2001. As of May 25, 2001, all shareholders in these three Classes were exchanged into Class N shares of their respective Portfolio. Currently, William Blair and Company, L.L.C., is the only shareholder in Class A, Class B, and Class C. A description of each share class follows:

------------------------------------------------------------------------------
  Class                        Description
  -----                        -----------
------------------------------------------------------------------------------
    A Class A shares are sold to investors subject to an initial sales charge (maximum amount 5.75%).
------------------------------------------------------------------------------
    B Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares seven years after issuance (three years for Income Portfolio).
------------------------------------------------------------------------------
    C Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into shares of another class.
------------------------------------------------------------------------------

Investment income, realized and unrealized gains and losses, and certain portfolio level expenses and expense reductions, if any, are allocated based on the relative net assets of each class, except for certain class specific expenses which are charged directly to the appropriate class. Differences in class expenses may result in the payment of different per share dividends by class. All share classes of the Portfolios have equal rights with respect to voting subject to class specific arrangements.

(c)  Investment Valuation

Equity securities traded on a national securities exchange or market are valued at the last sale price or, in the absence of a sale on the date of valuation, at the latest bid price. The value of foreign securities is determined based upon the last sale price on the foreign exchange or market on which it is primarily traded or, if there has been no sale on the date of valuation, at the latest bid price. Long-term, fixed income securities are valued based on market quotations, or independent pricing services that use prices provided by market makers or by estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Other securities are valued at fair value as determined in good faith by the Board of Trustees. Short-term securities are valued at amortized cost, which approximates market value. Under this method, any premium or discount as of the date an investment security is acquired is amortized on a straight-line basis to maturity.

(d)  Investment income and investment transactions

Interest income is determined on the basis of the interest accrued, adjusted for amortization of premium or discount. Variable rate bonds and floating rate notes earn interest at coupon rates that fluctuate at specific time intervals. The interest rates shown in the Portfolio of Investments schedule for the Income Portfolio were the rates in effect on December 31, 2001. Put bonds may be redeemed at the discretion of the holder on specified dates prior to maturity. The Portfolios utilize the straight-line method of amortization of premiums and discounts for short term securities (maturities less than one year) and the effective interest method for long term securities (maturities greater than one year).

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The revised version of the Guide was effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and requires investment companies to amortize premiums and accrete discounts on fixed income securities. The revised version of the Guide also requires paydown gains and losses on mortgage and asset-backed securities to be presented as interest income as opposed to a component of realized gains and losses. The amortization and accretion requirement had no impact on the Funds, as the Funds were already in compliance. The Funds adopted the paydown requirement as of January 1, 2001. The effect of this change (in thousands) on the Income Fund was to increase net realized capital gains by $857 and decrease interest income by $857. This reclassification had no effect on net assets.

Dividend income is recorded on the ex-dividend date, except for those dividends from certain foreign securities which are recorded as soon as the information is available.

Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on an identified cost basis.

(e)  Share Valuation and Dividends to Shareholders

Shares are sold and redeemed on a continuous basis at net asset value. The net asset value per share is determined separately for each class by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding as of the close of trading on the New York Stock Exchange, which is generally 3:00 p.m. Chicago time (4:00 p.m. Eastern time), on each day the Exchange is open.

Dividends from net investment income, if any, of the Growth, Tax-Managed Growth, Large Cap Growth, Small Cap Growth, International Growth, and Value Discovery Portfolios are declared at least annually. Dividends from the Income and Ready Reserves Portfolios are declared monthly. Capital gain distributions, if any, are declared annually in December. Dividends payable to shareholders are recorded on the ex-dividend date.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with Federal income tax regulations that may differ from accounting principles generally accepted in the United States. As a result, net investment income or loss and net realized gain or loss for a reporting period may differ from the amount distributed during such period. In addition, the Portfolios may periodically record reclassifications among certain capital accounts to reflect differences between financial reporting and income tax basis distributions. These reclassifications have no impact on the net asset values of the Portfolios.

(f)  Foreign Currency Translation and Foreign Currency Forward Contracts

The International Growth Portfolio may invest in securities denominated in foreign currencies. As such, assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate on the date of valuation. This Portfolio may enter into foreign currency forward contracts (1) as a means of managing the risks associated with changes in the exchange rates for the purchase or sale of a specific amount of a particular foreign currency, and (2) to hedge the value, in U.S. dollars, of portfolio securities. Foreign currency forward contracts and foreign currencies are valued at the forward and current exchange rates, respectively, prevailing on the date of valuation. Gains and losses from foreign currency transactions associated with purchases and sales of investments and foreign currency forward contracts are included with the net realized and unrealized gain or loss on investments.

(g)  Income Taxes

Each Portfolio intends to comply with the special provisions of the Internal Revenue Code available to regulated investment companies and, therefore, no provision for Federal income taxes has been made in the accompanying financial statements since each Portfolio intends to distribute its taxable income to its shareholders and be relieved of all Federal income taxes. At December 31, 2001, the following Portfolios have unused capital loss carryforwards available for Federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows (in thousands):

------------------------------------------------------------------------------------------------------------
                                                                                         Year of Expiration
                                                                                         ------------------
------------------------------------------------------------------------------------------------------------
         Portfolio             2002    2003    2004    2005    2006    2007     2008     2009     Total
                               ----    ----    ----    ----    ----    ----     ----     ----     -----
------------------------------------------------------------------------------------------------------------
Growth Fund                  $     -  $    -  $    -  $    -  $    -  $     -  $    -   $4,332   $  4,322
------------------------------------------------------------------------------------------------------------
Tax-Managed Growth                 -       -       -       -       -        -      94      732        826
------------------------------------------------------------------------------------------------------------
Large Cap Growth                   -       -       -       -       -        -     493    2,713      3,206
------------------------------------------------------------------------------------------------------------
Small Cap Growth                   -       -       -       -       -        -       -    2,137      2,137
------------------------------------------------------------------------------------------------------------
International Growth Fund          -       -       -       -       -        -       -   31,564     31,564
------------------------------------------------------------------------------------------------------------
Income                                   232   2,156       -       -    1,249   3,293        -      6,930
------------------------------------------------------------------------------------------------------------

The International Growth Portfolio has elected to mark-to-market its investment in Passive Foreign Investment Companies ("PFICs") for Federal income tax purposes. In accordance with this election, the Portfolio recognized net unrealized appreciation (depreciation) (in thousands) of $(2,047) and $1,139 in 2001 and 2000, respectively, all of which has been reclassified from unrealized gain (loss) on investments to undistributed net investment income. In addition, the Portfolio recorded net realized gains of $514 on sales of PFICs during 2001, of which $331 had been recognized as income in prior years.

For the period October 31, 2001 through December 31, 2001, the following portfolios incurred net capital losses for which each portfolio intends to treat as having occurred in the following fiscal year for Federal income tax purposes (in thousands)

-------------------------------------------
Portfolio                           Amount
--------                            ------
-------------------------------------------
Tax-Managed Growth                  $   130
-------------------------------------------
Large Cap Growth                        172
-------------------------------------------
Small Cap Growth                         57
-------------------------------------------
International Growth                 13,967
-------------------------------------------
Income                                1,769
-------------------------------------------

(h)  Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results may differ from those estimates.

(2) Transactions with Affiliates

    a.  Management and Expense Limitation Agreements

Each Portfolio has a management agreement with William Blair & Company L.L.C. (the "Company") for investment advisory, administrative, and other accounting services. Each Portfolio pays the Company an annual fee, payable monthly, based on a specified percentage of its average daily net assets. A summary of the annual rates expressed as a percentage of average daily net assets is as follows:

-------------------------------------------------------------------------------
Equity Portfolios                 International Portfolio
-----------------                 -----------------------
-------------------------------------------------------------------------------
Growth                    0.75%   International Growth
-------------------------------------------------------------------------------
Tax-Managed Growth        0.80%     First $250 million      1.10%
-------------------------------------------------------------------------------
Large Cap Growth          0.80%     Remainder               1.00%
-------------------------------------------------------------------------------
Small Cap Growth          1.10%
-------------------------------------------------------------------------------
Value Discovery           1.15%
-------------------------------------------------------------------------------



-------------------------------------------------------------------------------
Fixed Income Portfolio
----------------------
-------------------------------------------------------------------------------
Income*
-------------------------------------------------------------------------------
First $250 million                0.25%
-------------------------------------------------------------------------------
Remainder                         0.20%
-------------------------------------------------------------------------------
*Management fee also includes a charge
of 5% of gross income.
-------------------------------------------------------------------------------

The Portfolios have also entered into an Expense Limitation Agreement with the Company. Under terms of this Agreement, the Company has voluntarily agreed to waive its advisory fees and absorb other operating expenses through April 30, 2002, if total expenses for each class of the following Portfolios exceed the following rates (as a percentage of average daily net assets):

-------------------------------------------------------------------------------
Portfolio              Class A   Class B              Class C
-------------------------------------------------------------------------------
Tax-Managed Growth        1.36%     2.11%               2.11%
-------------------------------------------------------------------------------
Large Cap Growth          1.36%     2.11%               2.11%
-------------------------------------------------------------------------------
Small Cap Growth          1.58%     2.33%               2.33%
-------------------------------------------------------------------------------
Value Discovery           1.60%     2.35%               2.35%
-------------------------------------------------------------------------------

The voluntary waivers for Class N shares for each Portfolio exclude distribution fees.

For a period of five years subsequent to April 30, 2001, the Company is entitled to reimbursement from the Portfolios for previously waived fees and expenses to the extent the overall expense ratio remains below the percentages indicated. As a result, the total expense ratio for the Portfolios during the period the agreement is in effect will not fall below the percentages indicated.

For the period ended December 31, 2001, the investment advisory fees incurred by the Portfolios and related fee waivers were as follows (in thousands):

        ------------------------------------------------------------------------
        Portfolio              Gross                      Net
        ---------              -----                      ---
                            Advisory         Fee     Advisory  Expenses Absorbed
                            --------         ---     --------  -----------------
                                 Fee      Waiver          Fee         by Advisor
                                 ---      ------          ---         ----------
        ------------------------------------------------------------------------
        Growth                $3,365      $    -       $3,365          $       -
        ------------------------------------------------------------------------
        Tax-Managed Growth        47          47            -                 87
        ------------------------------------------------------------------------
        Large Cap Growth          62          62            -                 65
        ------------------------------------------------------------------------
        Small Cap Growth         431         139          292                  -
        ------------------------------------------------------------------------
        International Growth   3,999           -        3,999                  -
        ------------------------------------------------------------------------
        Value Discovery        1,297          51        1,246                  -
        ------------------------------------------------------------------------
        Income                 1,052           -        1,052                  -
        ------------------------------------------------------------------------

    b. Underwriting, Distribution Services and Shareholder Services Agreement

Each Portfolio has a Distribution Agreement with the Company for distribution services. Each Portfolio pays the Company an annual fee, payable monthly, based on a specified percentage of its average daily net assets of specified share classes The annual rates expressed as a percentage of average daily net assets for Class A (none), Class B (0.75%), and Class C (0.75%). Pursuant to the distribution services agreement, the Company enters into related selling group agreements with various firms at various rates for sales of the Portfolios' Class B and Class C shares.

Each Portfolio has a Shareholder Servicing Agreement with the Company for various shareholder services. Each Portfolio pays the Company an annual fee, payable monthly, up to a specified percentage of its average daily net assets of the specified share class.

--------------------------------------------------------------------------------
Portfolio                                Fee Rate
---------                                --------
--------------------------------------------------------------------------------
All Portfolios except Income Portfolio   0.25% of Class A, B and C share classes
--------------------------------------------------------------------------------
Income Portfolio                         0.15% of Class A, B and C share classes
--------------------------------------------------------------------------------

The Company in turn has various agreements with financial services firms that provide these services and pays these firms based on portfolio net assets of accounts the firms service.

Distribution and Shareholder services fees paid by the Portfolios to the Company, for the period ended December 31, 2001, were as follows (in thousands):

--------------------------------------------------------------------------------
                                                 Sales Charges
                                                 -------------
                    Distribution    Shareholder  paid to the  CDSC's paid to
                    ------------    -----------   -----------  --------------
Portfolio                   Fees   Service Fees        Company     the Company
---------                   ----   ------------        -------     -----------
--------------------------------------------------------------------------------
Growth                      $198             $1             $-              $-
--------------------------------------------------------------------------------
Tax-Managed Growth             1              -              -               -
--------------------------------------------------------------------------------
Large Cap Growth               1              -              -               -
--------------------------------------------------------------------------------
Small Cap Growth              24              1              -               -
--------------------------------------------------------------------------------
International Growth         381              2              -               -
--------------------------------------------------------------------------------
Value Discovery               35              -              -               -
--------------------------------------------------------------------------------
Income                        20              -              -               -
--------------------------------------------------------------------------------
Ready Reserves             4,645              -              -               -
--------------------------------------------------------------------------------

   c. Trustees.

The Portfolios paid fees of $172,500 to non-affiliated trustees of the Fund for the period ended December 31, 2001

(d.) Investments in Affiliated Fund

Pursuant to an Exemptive Order granted by the Securities and Exchange Commission in January 2001, each Portfolio of the Fund may invest in the William Blair Ready Reserves Portfolio ("Ready Reserves"), an open-end money market portfolio managed by the Advisor. The Ready Reserves Fund is not included in this report since there are no Class A, Class B or Class C shares of this Fund. Ready Reserves is used as a cash management option to the other Portfolios in the Fund. The Advisor is obligated to waive any management fees earned by Ready Reserves on such investments. Distributions received from Ready Reserves are reflected as dividend income in the Fund's statement of operations. Amounts relating to the Portfolios' investments in Ready Reserves were as follows for the period ended December 31, 2001(in thousands):

--------------------------------------------------------------------------------
                                   Sales   Dividend            Percent of
--------------------------------------------------------------------------------
      Portfolio      Purchases  Proceeds     Income    Value   Net Assets
--------------------------------------------------------------------------------
Growth                $180,851  $174,788     $  878  $ 6,063          1.6%
--------------------------------------------------------------------------------
Tax-Managed Growth       4,529     3,739         20      790         10.9
--------------------------------------------------------------------------------
Large Cap Growth         4,787     4,711          9       76          1.3
--------------------------------------------------------------------------------
Small Cap Growth        51,133    44,088        122    7,045         12.9
--------------------------------------------------------------------------------
International Growth   313,470   269,809       1079   44,661          9.8
--------------------------------------------------------------------------------
Value Discovery         89,262    78,422        292   10,840          7.3
--------------------------------------------------------------------------------
Income                       -         -          -        -            -
--------------------------------------------------------------------------------

(3) Investment Transactions

Investment transactions, excluding money market instruments, for the period ended December 31, 2001 were as follows (in thousands):

---------------------------------------------------------------
Portfolio                      Purchases             Sales
---------                      ---------             -----
---------------------------------------------------------------
Growth                          $315,894          $363,194
---------------------------------------------------------------
Tax-Managed Growth                 4,324             1,966
---------------------------------------------------------------
Large Cap Growth                   6,515             8,422
---------------------------------------------------------------
Small Cap Growth                  66,945            51,872
---------------------------------------------------------------
International Growth             522,148           377,030
---------------------------------------------------------------
Value Discovery                  104,569            49,825
---------------------------------------------------------------
Income                           146,153           137,901
---------------------------------------------------------------

The cost of investments for Federal income tax purposes and related gross unrealized appreciation, depreciation and net unrealized appreciation / depreciation at December 31,, 2001, were as follows (in thousands):

--------------------------------------------------------------------------------
                                                                         Net
                                                                         ---
                                          Gross         Gross     Unrealized
                                          -----         -----     ----------
                         Cost of     Unrealized    Unrealized   Appreciation
                         -------     ----------    ----------   ------------
Portfolio            Investments   Appreciation  Depreciation   Depreciation
---------            -----------   ------------  ------------   ------------
--------------------------------------------------------------------------------
Growth                  $328,385        $95,886       $26,601        $69,285
--------------------------------------------------------------------------------
Tax-managed Growth         6,691            869           357            512
--------------------------------------------------------------------------------
Large Cap Growth           6,632            501         1,138           (637)
--------------------------------------------------------------------------------
Small Cap Growth          46,532         11,134         2,195          8,939
--------------------------------------------------------------------------------
International Growth     425,718         44,281        21,746         22,535
--------------------------------------------------------------------------------
Value Discovery          122,407         29,190         1,603         27,587
--------------------------------------------------------------------------------
Income                   170,997          4,402         1,044          3,358
--------------------------------------------------------------------------------

(4) Foreign Currency Forward Contracts

To protect itself against a decline in the value of foreign currency against the U.S. dollar, the International Growth Portfolio enters into foreign currency forward contracts with its custodian and others. The Portfolio bears the market risk that arises from changes in foreign currency rates and bears the credit risk if the counterparty fails to perform under the contract. The net realized and unrealized gains and losses associated with forward contracts are reflected in the accompanying financial statements. There were no open foreign currency forward contracts for hedging purposes at December 31, 2001.

(5) Fund Share Transactions

The following table summarizes the activity in capital shares of each Portfolio (in thousands):

---------------------------------------------------------------------------------------------------------------
                                                                                              Sales (Dollars)
---------------------------------------------------------------------------------------------------------------
                           Period Ended December 31, 2001             Period Ended December 31, 2000
---------------------------------------------------------------------------------------------------------------
        Portfolio     Class A   Class B     Class C      Total         Class A    Class B   Class C    Total
---------------------------------------------------------------------------------------------------------------
Growth                $     6   $     3     $     4      $  13         $   700    $    54   $   258   $1,012
---------------------------------------------------------------------------------------------------------------
Tax-Managed
Growth                      -         -           -          -               -          -         3        3
---------------------------------------------------------------------------------------------------------------
Large Cap Growth            2         -          10         12               -          -        16       16
---------------------------------------------------------------------------------------------------------------
Small Cap Growth           87         3          16        106           1,523         10     1,100    2,633
---------------------------------------------------------------------------------------------------------------
International
Growth                  4,789        67          65      4,921           1,866        155       479    2,500
---------------------------------------------------------------------------------------------------------------
Value Discovery            34         3          23         60             322        181        21      524
---------------------------------------------------------------------------------------------------------------
Income                  4,622         2           2      4,626           1,593         50         -    1,643
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                                         Reinvested Distributions  (Dollars)
---------------------------------------------------------------------------------------------------------------
                           Period Ended December 31, 2001             Period Ended December 31, 2000
---------------------------------------------------------------------------------------------------------------
        Portfolio     Class A   Class B     Class C      Total         Class A    Class B   Class C    Total
---------------------------------------------------------------------------------------------------------------
Growth                $     -   $     -     $     -      $   -         $ 224      $  40     $  86     $350
---------------------------------------------------------------------------------------------------------------
Tax-Managed
Growth                      -         -           -          -               -          -         -        -
---------------------------------------------------------------------------------------------------------------
Large Cap Growth            -         -           -          -               -          -         -        -
---------------------------------------------------------------------------------------------------------------
Small Cap Growth            -         -           -          -              15          1        29       45
---------------------------------------------------------------------------------------------------------------
International
Growth                      -         -           -          -              99         32        92      223
---------------------------------------------------------------------------------------------------------------
Value Discovery             -         -           -          -               -          -         -        -
---------------------------------------------------------------------------------------------------------------
Income                     10         -           -         10              12          3         -       15
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                                                      Redemptions  (Dollars)
---------------------------------------------------------------------------------------------------------------
                           Period Ended December 31, 2001             Period Ended December 31, 2000
---------------------------------------------------------------------------------------------------------------
        Portfolio     Class A   Class B     Class C      Total         Class A    Class B   Class C    Total
---------------------------------------------------------------------------------------------------------------
Growth                $   731   $   123     $   261     $1,115         $   355    $     1   $    34   $  390
---------------------------------------------------------------------------------------------------------------
Tax-Managed
Growth                      7         7          10         24               -          -         -        -
---------------------------------------------------------------------------------------------------------------
Large Cap Growth           30         6          21         57              10          -         9       19
---------------------------------------------------------------------------------------------------------------
Small Cap Growth          546        25       1,057      1,628             965          -       238    1,203
---------------------------------------------------------------------------------------------------------------
International
Growth                  5,296       271         516      6,083           1,367         19        58    1,444
---------------------------------------------------------------------------------------------------------------
Value Discovery            90        72          61        223             302        125        11      438
---------------------------------------------------------------------------------------------------------------
Income                  5,251        15           1      5,267           1,014         54         -    1,068
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                    Net Change in Net Assets resulting from Fund Share Activity (Dollars)
----------------------------------------------------------------------------------------------------------
                            Period Ended December 31, 2001            Period Ended December 31, 2000
----------------------------------------------------------------------------------------------------------
        Portfolio    Class A   Class B     Class C     Total        Class A   Class B  Class C  Total
----------------------------------------------------------------------------------------------------------
Growth               $(725)    $(120)      $(257)   $(1,102)         $569       $93     $310    $972
----------------------------------------------------------------------------------------------------------
Tax-Managed
Growth                  (7)       (7)        (10)       (24)            -         -        3       3
----------------------------------------------------------------------------------------------------------
Large Cap Growth       (28)       (6)        (11)       (45)         (10)         -        7      (3)
----------------------------------------------------------------------------------------------------------
Small Cap Growth      (459)      (22)     (1,041)    (1,522)          573        11      891   1,475
----------------------------------------------------------------------------------------------------------
International
Growth                (507)     (204)       (451)    (1,162)          598       168      513   1,279
----------------------------------------------------------------------------------------------------------
Value Discovery        (56)      (69)        (38)      (163)           20        56       10      86
----------------------------------------------------------------------------------------------------------
Income                (619)      (13)          1       (631)          591        (1)       -     590
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                                                                           Sales (Shares)
----------------------------------------------------------------------------------------------------------
                             Period Ended December 31, 2001       Period Ended December 31, 2000
----------------------------------------------------------------------------------------------------------
        Portfolio   Class A  Class B    Class C      Total         Class A    Class B   Class C    Total
----------------------------------------------------------------------------------------------------------
Growth                    1        -          1        2              37          3        13       53
----------------------------------------------------------------------------------------------------------
Tax-Managed
Growth                    -        -          -        -               -          -         -        -
----------------------------------------------------------------------------------------------------------
Large Cap Growth          -        -          2        2               -          -         2        2
----------------------------------------------------------------------------------------------------------
Small Cap Growth          6        -          1        7              98          1        84      183
----------------------------------------------------------------------------------------------------------
International
Growth                  275        4          4      283              87          7        19      113
----------------------------------------------------------------------------------------------------------
Value Discovery           2        -          1        3              21         12         1       34
----------------------------------------------------------------------------------------------------------
Income                  441        -          -      441             155          5         -      160
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                                                       Reinvested Distributions  (Shares)
----------------------------------------------------------------------------------------------------------
                             Period Ended December 31, 2001                Period Ended December 31, 2000
---------------------------------------------------------------------------------------------------------
        Portfolio   Class A  Class B    Class C      Total         Class A    Class B   Class C    Total
----------------------------------------------------------------------------------------------------------
Growth                    -        -          -          -              18          3         7       28
----------------------------------------------------------------------------------------------------------
Tax-Managed
Growth                    -        -          -          -               -          -         -        -
----------------------------------------------------------------------------------------------------------
Large Cap Growth          -        -          -          -               -          -         -        -
----------------------------------------------------------------------------------------------------------
Small Cap Growth          -        -          -          -               1          -         3        4
----------------------------------------------------------------------------------------------------------
International
Growth                    -        -          -          -               5          2         5       12
----------------------------------------------------------------------------------------------------------
Value Discovery           -        -          -          -               -          -         -        -
----------------------------------------------------------------------------------------------------------
Income                    1        -          -          1               1          -         -        1
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                                                                       Redemptions  (Shares)
-------------------------------------------------------------------------------------------------------------
                                Period Ended December 31, 2001                Period Ended December 31, 2000
-------------------------------------------------------------------------------------------------------------
        Portfolio     Class A   Class B     Class C      Total         Class A    Class B   Class C    Total
-------------------------------------------------------------------------------------------------------------
Growth                     61        10          22         93              18          -         2       20
-------------------------------------------------------------------------------------------------------------
Tax-Managed
Growth                      1         1           1          3               -          -         -        -
-------------------------------------------------------------------------------------------------------------
Large Cap Growth            4         1           3          8               1          -         1        2
-------------------------------------------------------------------------------------------------------------
Small Cap Growth           42         2          73        117              69          -        16       85
-------------------------------------------------------------------------------------------------------------
International
Growth                    306         1          31        338              66          1         2       69
-------------------------------------------------------------------------------------------------------------
Value Discovery             5         4           3         12              19          9         1       29
-------------------------------------------------------------------------------------------------------------
Income                    501         2           -        503              99          5         -      104
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                       Net Change in Net Assets resulting from Fund Share Activity (Dollars)
-------------------------------------------------------------------------------------------------------------
                                Period Ended December 31, 2001                Period Ended December 31, 2000
-------------------------------------------------------------------------------------------------------------
        Portfolio     Class A   Class B     Class C      Total         Class A    Class B   Class C    Total
-------------------------------------------------------------------------------------------------------------
Growth                   (60)      (10)        (21)       (91)              37          6        18       61
-------------------------------------------------------------------------------------------------------------
Tax-Managed
Growth                    (1)       (1)         (1)        (3)               -          -         -        -
-------------------------------------------------------------------------------------------------------------
Large Cap Growth          (4)       (1)         (1)        (6)              (1)         -         1        -
---------------------------------------------------------------------------------------------------- --------
Small Cap Growth         (36)       (2)        (72)      (110)              30          1        71      102
-------------------------------------------------------------------------------------------------------------
International
Growth                   (31)        3         (27)       (55)              26          8        22       56
-------------------------------------------------------------------------------------------------------------
Value Discovery           (3)       (4)         (2)        (9)               2          3         -        5
-------------------------------------------------------------------------------------------------------------
Income                   (59)       (2)          -        (61)              57          -         -       57
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

Growth Fund

                                                                              Class A                             Class B
                                                                --------------------------------     -------------------------------
                                                                   Periods Ended December  31,          Periods Ended December  31,
                                                                --------------------------------     -------------------------------
                                                                     2001       2000    1999 (b)         2001       2000    1999 (c)
                                                                ----------  ---------  ---------     ---------  ---------  ---------
Net asset value, beginning of period                            $   12.72   $  20.09   $  17.48      $  12.56   $  20.07   $  19.15
Income from investment operations:
   Net investment income (loss)                                     (0.05)     (0.06)         -         (0.14)     (0.20)     (0.02)
   Net realized and unrealized gain (loss) on investments           (1.66)     (1.52)      4.05         (1.65)     (1.52)      2.38
                                                                ---------   --------   --------      --------   --------   --------
Total from investment operations                                    (1.71)     (1.58)      4.05         (1.79)     (1.72)      2.36
Less distributions from:
   Net investment income                                                -          -          -             -          -          -
   Net realized gain                                                 0.14       5.79       1.44          0.14       5.79       1.44
                                                                ---------   --------   --------      --------   --------   --------

Total distributions                                                  0.14       5.79       1.44          0.14       5.79       1.44
                                                                ---------   --------   --------      --------   --------   --------

Net asset value, end of period                                  $   10.87   $  12.72   $  20.09      $  10.63   $  12.56   $  20.07
                                                                =========   ========   ========      ========   ========   ========

Total return (%)                                                   (13.46)     (7.47)     23.29        (14.27)     (8.17)     12.43
Ratios to average daily net assets (%)(a):
   Expenses                                                          1.18       1.13       1.31          1.93       1.88       2.03
   Net investment income (loss)                                     (0.57)     (0.29)     (0.23)        (1.32)     (1.04)     (1.00)

                                                                              Class C
                                                                --------------------------------
                                                                   Periods Ended December  31,
                                                                --------------------------------
                                                                     2001       2000    1999 (b)
                                                                ----------  ---------  ---------
Net asset value, beginning of period                            $  12.54    $  20.06   $  19.15
Income from investment operations:
   Net investment income (loss)                                    (0.14)      (0.20)     (0.03)
   Net realized and unrealized gain (loss) on investments          (1.63)      (1.53)      2.38
                                                                --------    --------   --------
Total from investment operations                                   (1.77)      (1.73)      2.35
Less distributions from:
   Net investment income                                               -           -          -
   Net realized gain                                                0.14        5.79       1.44
                                                                --------    --------   --------

Total distributions                                                 0.14        5.79       1.44
                                                                --------    --------   --------

Net asset value, end of period                                  $  10.63    $  12.54   $  20.06
                                                                ========    ========   ========

Total return (%)                                                  (14.13)      (8.22)     12.38
Ratios to average daily net assets (%)(a):
   Expenses                                                         1.93        1.88       2.01
   Net investment income (loss)                                    (1.32)      (1.01)     (1.06)

                                                                --------------------------------
                                                                   Periods Ended December 31,
                                                                --------------------------------
Supplemental data for all classes:                                  2001        2000        1999
                                                                ---------   ---------  ---------
   Total fund net assets at end of period (in thousands)        $ 386,096   $ 550,987  $ 818,443
   Portfolio turnover rate (%) (a)                                     74          88         52

----------
     (a)  Rates are annualized.
     (b) For the period October 19, 1999 (Commencement of the Class) to December 31, 1999.
     (c) For the period November 2, 1999 (Commencement of the Class) to December 31, 1999.

          Note: Net investment income (loss) per share for 2001 and 2000 is based on the average shares outstanding during the period.

Financial Highlights
--------------------------------------------------------------------------------


Tax-Managed Growth Fund


                                                                                       Class A                         Class B
                                                               ---------------------------------  ----------------------------------
                                                                    Periods Ended December 31,           Periods Ended December 31,
                                                               ---------------------------------  ----------------------------------
                                                                   2001      2000      1999 (b)         2001        2000    1999 (b)
                                                               ---------  --------  -----------   -----------  ---------- ----------
Net asset value, beginning of period                            $ 10.08   $ 10.18    $ 10.00      $ 10.01       $  10.18   $  10.00
Income from investment operations:
  Net investment income (loss)                                    (0.04)    (0.04)       -          (0.11)         (0.12)       -
  Net realized and unrealized gain (loss) on investments          (0.98)    (0.06)      0.18        (0.97)         (0.05)      0.18
                                                                -------   -------    -------      -------       ---------  ---------
Total from investment operations                                  (1.02)    (0.10)      0.18        (1.08)         (0.17)      0.18
Less distributions from:
  Net investment income                                              -         -          -           -               -         -
  Net realized gain                                                  -         -          -           -               -         -
                                                                -------   -------    -------      -------       --------   ---------
 Total distributions                                                 -         -          -           -           -             -
                                                                =======   =======    =======      =======       ========   =========

Net asset value, end of period                                   $ 9.06   $ 10.08    $ 10.18      $ 8.93        $  10.01   $  10.18
                                                                =======   =======    =======      =======       ========   =========

Total return (%)                                                 (10.12)    (0.98)      1.80       (10.79)         (1.67)      1.80
Ratios to average daily net assets (%)(a):
  Expenses, net of waivers and reimbursements                      1.36      1.36       1.36         2.11           2.11       2.11
  Expenses, before waivers and reimbursements                      3.64     11.34       1.36         4.39          12.09       2.11
  Net investment income (loss), net of waivers and
    reimbursements                                                (0.57)    (0.41)      0.73        (1.32)         (1.16)     (0.01)
  Net investment income (loss), before waivers and
    reimbursements                                                (2.85)   (10.39)      0.73        (3.60)        (11.14)     (0.01)

                                                                                           Class C
                                                                   -------------------------------
                                                                         Periods Ended December 31,
                                                                   --------------------------------
                                                                       2001      2000      1999 (b)
                                                                   ---------  --------   ----------
Net asset value, beginning of period                                $ 10.01   $ 10.18    $  10.00
Income from investment operations:
   Net investment income (loss)                                       (0.11)    (0.12)        -
   Net realized and unrealized gain (loss) on investments             (0.97)    (0.05)       0.18
                                                                   ---------  -------  ----------
Total from investment operations                                      (1.08)    (0.17)       0.18
Less distributions from:
   Net investment income                                                -         -           -
   Net realized gain                                                    -         -           -
                                                                   ---------  -------   ----------
Total distributions                                                     -         -           -
                                                                   =========  =======    =========

Net asset value, end of period                                      $  8.93   $ 10.01    $ 10.18
                                                                   =========  =======    =========

Total return (%)                                                     (10.79)    (1.67)      1.80
Ratios to average daily net assets (%) (a):
   Expenses, net of waivers and reimbursements                         2.11      2.11       2.11
   Expenses, before waivers and reimbursements                         4.39     12.09       2.11
   Net investment income (loss), net of waivers and reimbursements    (1.32)    (1.15)     (0.01)
   Net investment income (loss), before waivers and reimbursements    (3.60)   (11.13)     (0.01)


                                                                   ------------------------------
                                                                         Periods Ended December 31,
                                                                   --------------------------------
Supplemental data for all classes:                                     2001      2000          1999
                                                                   ---------  --------     --------

   Total fund net assets at end of period (in thousands)             $7,211    $5,001        $1,018
   Portfolio turnover rate (%) (a)                                       37        32           -


----------------------------------------
     (a)Rates are annualized.
     (b)For the period December 27, 1999 (Commencement of Operations) to December 31, 1999.

       Note: Net investment income (loss) per share for 2001 and 2000 is based on the average shares outstanding during the period.


Financial Highlights
--------------------------------------------------------------------------------

Large Cap Growth Fund

                                                                                                                            Class A
                                                                                    ------------------------------------------------
                                                                                                         Periods Ended December 31,
                                                                                    ------------------------------------------------
                                                                                            2001             2000          1999 (b)
                                                                                    ------------    --------------   --------------
Net asset value, beginning of period                                                      $ 8.45           $ 10.14          $ 10.00
Income from investment operations:
   Net investment income (loss)                                                            (0.06)            (0.07)               -
   Net realized and unrealized gain (loss) on investments                                  (1.70)            (1.62)            0.14
                                                                                    ------------    --------------   --------------
Total from investment operations                                                           (1.76)            (1.69)            0.14
Less distributions from:
   Net investment income                                                                       -                 -                -
   Net realized gain                                                                           -                 -                -
                                                                                    ------------    --------------   --------------

Total distributions                                                                            -                 -                -
                                                                                    ------------    --------------   --------------

Net asset value, end of period                                                            $ 6.69          $   8.45          $ 10.14
                                                                                    ============    ==============   ==============

Total return (%)                                                                          (20.83)           (16.67)            1.40
Ratios to average daily net assets (%)(a):
   Expenses, net of waivers and reimbursements                                              1.36              1.36             1.36
   Expenses, before waivers and reimbursements                                              3.01              2.84             1.36
   Net investment income (loss), net of waivers and reimbursements                         (0.79)            (0.68)           (0.48)
   Net investment income (loss), before waivers and reimbursements                         (2.44)            (2.16)           (0.48)


                                                                                                                           Class B
                                                                                    ------------------------------------------------
                                                                                                         Periods Ended December 31,
                                                                                    ------------------------------------------------
                                                                                           2001              2000          1999 (b)
                                                                                    -------------   ---------------   --------------
Net asset value, beginning of period                                                      $ 8.39           $ 10.14          $ 10.00
Income from investment operations:
   Net investment income (loss)                                                            (0.11)            (0.13)               -
   Net realized and unrealized gain (loss) on investments                                  (1.70)            (1.62)            0.14
                                                                                    ------------    --------------   --------------
Total from investment operations                                                           (1.81)            (1.75)            0.14
Less distributions from:
   Net investment income                                                                       -                 -                -
   Net realized gain                                                                           -                 -                -
                                                                                    ------------    --------------   --------------

Total distributions                                                                            -                 -                -
                                                                                    ------------    --------------   --------------

Net asset value, end of period                                                            $ 6.58            $ 8.39          $ 10.14
                                                                                    ============    ==============   ==============

Total return (%)                                                                          (21.57)           (17.26)            1.40
Ratios to average daily net assets (%)(a):
   Expenses, net of waivers and reimbursements                                              2.11              2.11             2.11
   Expenses, before waivers and reimbursements                                              3.76              3.59             2.11
   Net investment income (loss), net of waivers and reimbursements                         (1.54)            (1.43)           (1.41)
   Net investment income (loss), before waivers and reimbursements                         (3.19)            (2.91)           (1.41)

                                                                                                                           Class C
                                                                                  --------------------------------------------------
                                                                                                         Periods Ended December 31,
                                                                                  --------------------------------------------------
                                                                                            2001             2000          1999 (b)
                                                                                    ------------    --------------   --------------
Net asset value, beginning of period                                                      $ 8.39           $ 10.14          $ 10.00
Income from investment operations:
   Net investment income (loss)                                                            (0.11)            (0.14)               -
   Net realized and unrealized gain (loss) on investments                                  (1.71)            (1.61)            0.14
                                                                                    ------------    --------------   --------------
Total from investment operations                                                           (1.82)            (1.75)            0.14
Less distributions from:
   Net investment income                                                                       -                 -                -
   Net realized gain                                                                           -                 -                -
                                                                                    ------------    --------------   --------------

Total distributions                                                                            -                 -                -
                                                                                    ------------    --------------   --------------

Net asset value, end of period                                                            $ 6.57            $ 8.39          $ 10.14
                                                                                  ==============    ==============   ==============

Total return (%)                                                                          (21.69)           (17.26)            1.40
Ratios to average daily net assets (%) (a):
   Expenses, net of waivers and reimbursements                                              2.11              2.11             2.11
   Expenses, before waivers and reimbursements                                              3.76              3.59             2.11
   Net investment income (loss), net of waivers and reimbursements                         (1.54)            (1.41)           (1.41)
   Net investment income (loss), before waivers and reimbursements                         (3.19)            (2.89)           (1.41)

                                                                                  --------------------------------------------------
                                                                                                         Periods Ended December 31,
                                                                                  --------------------------------------------------
Supplemental data for all classes:                                                          2001             2000             1999
                                                                                    ------------    --------------   --------------
   Total fund net assets at end of period (in thousands)                                  $5,991           $10,995           $1,153
   Portfolio turnover rate (%) (a)                                                            87                95                -


----------------------------------------
           (a)Rates are annualized.
           (b)For the period December 27, 1999 (Commencement of Operations) to December 31, 1999.

              Note: Net investment income (loss) per share for 2001 and 2000 is based on the average shares outstanding during the period.

Financial Highlights
--------------------------------------------------------------------------------

Small Cap Growth Fund

                                                                                          Class A                           Class B
                                                                      ----------------------------     ----------------------------
                                                                       Periods Ended December  31,      Periods Ended December  31,
                                                                      ----------------------------     ----------------------------
                                                                        2001      2000    1999 (b)       2001      2000    1999 (b)
                                                                      --------  --------  --------     --------  --------  --------
Net asset value, beginning of period                                  $  13.16  $  10.19  $  10.00     $  13.05  $  10.19  $  10.00
Income from investment operations:
   Net investment income (loss)                                          (0.11)    (0.14)        -        (0.22)    (0.24)        -
   Net realized and unrealized gain (loss) on investments                 3.52      3.54      0.19         3.48      3.53      0.19
                                                                      --------  --------  --------     --------  --------  --------
Total from investment operations                                          3.41      3.40      0.19         3.26      3.29      0.19
Less distributions from:
   Net investment income                                                     -         -         -            -         -         -
   Net realized gain                                                         -      0.43         -            -      0.43         -
                                                                      --------  --------  --------     --------  --------  --------
Total distributions                                                          -      0.43         -            -      0.43         -
                                                                      --------  --------  --------     --------  --------  --------
Net asset value, end of period                                        $  16.57  $  13.16  $  10.19     $  16.31  $  13.05  $  10.19
                                                                      ========  ========  ========     ========  ========  ========

Total return (%)                                                         25.91     33.68      1.90        24.98     32.60      1.90
Ratios to average daily net assets (%)(a):
   Expenses, net of waivers and reimbursements                            1.59      1.60      1.60         2.34      2.35      2.35
   Expenses, before waivers and reimbursements                            1.95      2.17      1.60         2.70      2.92      2.35
   Net investment income (loss), net of waivers and reimbursements       (1.15)    (0.85)    (1.60)       (1.90)    (1.70)    (2.35)
   Net investment income (loss), before waivers and reimbursements       (1.51)    (1.42)    (1.60)       (2.26)    (2.27)    (2.35)

                                                                                           Class C
                                                                      ----------------------------
                                                                       Periods Ended December  31,
                                                                      ----------------------------
                                                                        2001      2000    1999 (b)
                                                                      --------  --------  --------
Net asset value, beginning of period                                  $  13.05  $  10.19  $  10.00
Income from investment operations:
   Net investment income (loss)                                          (0.22)    (0.25)        -
   Net realized and unrealized gain (loss) on investments                 3.49      3.54      0.19
                                                                      --------  --------  --------
Total from investment operations                                          3.27      3.29      0.19
Less distributions from:
   Net investment income                                                     -         -         -
   Net realized gain                                                         -      0.43         -
                                                                      --------  --------  --------
Total distributions                                                          -      0.43         -
                                                                      --------  --------  --------
Net asset value, end of period                                        $  16.32  $  13.05  $  10.19
                                                                      ========  ========  ========

Total return (%)                                                         25.06     32.60      1.90
Ratios to average daily net assets (%) (a):
   Expenses, net of waivers and reimbursements                            2.34      2.35      2.35
   Expenses, before waivers and reimbursements                            2.70      2.92      2.35
   Net investment income (loss), net of waivers and reimbursements       (1.90)    (1.70)    (2.35)
   Net investment income (loss), before waivers and reimbursements       (2.26)    (2.27)    (2.35)

                                                                      ----------------------------
                                                                        Periods Ended December 31,
                                                                      ----------------------------
Supplemental data for all classes:                                      2001      2000      1999
                                                                      --------  --------  --------
   Total fund net assets at end of period (in thousands)              $ 54,658  $ 28,778  $  6,346
   Portfolio turnover rate (%) (a)                                         147       433         -

_______________
   (a) Rates are annualized.
   (b) For the period December 27, 1999 (Commencement of Operations) to December 31, 1999.

       Note: Net investment income (loss) per share for 2001 and 2000 is based on the average shares outstanding during the period.

Financial Highlights
--------------------------------------------------------------------------------

International Growth Fund

                                                                                Class A                          Class B
                                                           ----------------------------     ----------------------------
                                                             Periods Ended December 31,       Periods Ended December 31,
                                                           ----------------------------     ----------------------------
                                                             2001      2000    1999 (c)       2001      2000    1999 (d)
                                                           --------  --------  --------     --------  --------  --------
Net asset value, beginning of period                       $  17.90  $  24.01  $  20.61     $  17.52  $  23.98  $  21.33
Income from investment operations:
   Net investment income (loss) (a)                            0.07     (0.04)    (0.03)       (0.07)    (0.23)    (0.04)
   Net realized and unrealized gain (loss) on investments     (2.51)    (2.01)     7.92        (2.44)    (1.99)     7.18
                                                           --------  --------  --------     --------  --------  --------
Total from investment operations                              (2.44)    (2.05)     7.89        (2.51)    (2.22)     7.14
Less distributions from:
   Net investment income                                          -      0.09         -            -      0.27         -
   Net realized gain                                              -      3.97      4.49            -      3.97      4.49
                                                           --------  --------  --------     --------  --------  --------
Total distributions                                               -      4.06      4.49            -      4.24      4.49
                                                           --------  --------  --------     --------  --------  --------
Net asset value, end of period                             $  15.46  $  17.90  $  24.01     $  15.01  $  17.52  $  23.98
                                                           ========  ========  ========     ========  ========  ========

Total return (%)                                             (13.63)    (8.11)    39.12       (14.33)    (8.79)    34.28
Ratios to average daily net assets (%)(b):
   Expenses                                                    1.60      1.59      1.60         2.35      2.34      2.35
   Net investment income (loss)                               (0.11)    (0.37)    (1.25)       (0.86)    (1.16)    (1.93)

                                                                                Class C
                                                           ----------------------------
                                                             Periods Ended December 31,
                                                           ----------------------------
                                                             2001      2000    1999 (d)
                                                           --------  --------  --------
Net asset value, beginning of period                       $  17.52  $  23.98  $  21.33
Income from investment operations:
   Net investment income (loss) (a)                           (0.07)    (0.23)    (0.04)
   Net realized and unrealized gain (loss) on investments     (2.44)    (1.99)     7.18
                                                           --------  --------  --------
Total from investment operations                              (2.51)    (2.22)     7.14
Less distributions from:
   Net investment income                                          -      0.27         -
   Net realized gain                                              -      3.97      4.49
                                                           --------  --------  --------
Total distributions                                               -      4.24      4.49
                                                           --------  --------  --------
Net asset value, end of period                             $  15.01  $  17.52  $  23.98
                                                           ========  ========  ========

Total return (%)                                             (14.33)    (8.81)    34.28
Ratios to average daily net assets (%)(b):
   Expenses                                                    2.35      2.34      2.35
   Net investment income (loss)                               (0.86)    (1.10)    (1.93)

                                                           ----------------------------
                                                             Periods Ended December 31,
                                                           ----------------------------
                                                             2001      2000      1999
                                                           --------  --------  --------
Supplemental data for all classes:
   Total fund net assets at end of period (in thousands)   $454,055  $333,888  $302,089
   Portfolio turnover rate (%) (b)                              112       116       122

______________________
     (a) Includes $0.06, $0.00, $0.024, $0.078, and $0.022 in PFIC transactions which are treated as ordinary income for Federal tax purposes for the years 2000, 1999, 1998, 1997, and 1996, respectively.
     (b) Rates are annualized.
     (c) For the period October 21, 1999 (Commencement of the Class) to December 31, 1999.
     (d) For the period November 2, 1999 (Commencement of the Class) to December 31, 1999.

         Note: Net investment income (loss) per share for 2001 and 2000 is based on the average shares outstanding during the period.

Financial Highlights
.................................................................................

Value Discovery Fund

                                                                                            Class A                          Class B
                                                                        ----------------------------   -----------------------------
                                                                          Periods Ended December 31,      Periods Ended December 31,
                                                                        ----------------------------   -----------------------------
                                                                           2001      2000   1999 (b)      2001       2000   1999 (b)
                                                                       --------   -------   --------   -------    -------   --------
Net asset value, beginning of period                                   $  16.25   $ 13.72   $ 12.60    $ 16.18    $ 13.72   $ 12.60
Income from investment operations:
   Net investment income (loss)                                            0.09      0.09      0.02      (0.06)     (0.07)     0.02
   Net realized and unrealized gain (loss) on investments                  2.75      2.53      1.12       2.74       2.53      1.11
                                                                       --------   -------   -------    -------    -------   -------
Total from investment operations                                           2.84      2.62      1.14       2.68       2.46      1.13
Less distributions from:
   Net investment income                                                   0.96      0.09      0.02          -          -      0.01
   Net realized gain                                                       0.76         -         -       0.76          -         -
                                                                       --------   -------   -------    -------    -------   -------

Total distributions                                                        1.72      0.09      0.02       0.76          -      0.01
                                                                       --------   -------   -------    -------    -------   -------

Net asset value, end of period                                         $  17.37   $ 16.25   $ 13.72    $ 18.10    $ 16.18   $ 13.72
                                                                       ========   =======   =======    =======    =======   =======

Total return (%)                                                          17.42     19.09      9.01      16.54      17.93      8.95
Ratios to average daily net assets (%)(a):
   Expenses, net of waivers and reimbursements                             1.61      1.64      1.64       2.36       2.39      2.39
   Expenses, before waivers and reimbursements                             1.66      1.87      1.67       2.41       2.62      2.42
   Net investment income (loss), net of waivers and reimbursements         0.28      0.47      1.28      (0.47)     (0.27)     0.31
   Net investment income (loss), before waivers and reimbursements         0.23     (0.05)     1.25      (0.52)     (0.61)     0.28

                                                                                             Class C
                                                                       -----------------------------
                                                                          Periods Ended December 31,
                                                                       -----------------------------
                                                                           2001      2000   1999 (c)
                                                                       --------   -------   -------
Net asset value, beginning of period                                   $  16.19   $ 13.72   $ 12.67
Income from investment operations:
   Net investment income (loss)                                           (0.06)    (0.06)     0.02
   Net realized and unrealized gain (loss) on investments                  2.74      2.53      1.04
                                                                       --------   -------   -------
Total from investment operations                                           2.68      2.47      1.06
Less distributions from:
   Net investment income                                                      -         -      0.01
   Net realized gain                                                       0.76         -         -
                                                                       --------   -------   -------

Total distributions                                                        0.76         -      0.01
                                                                       --------   -------   -------

Net asset value, end of period                                         $  18.11   $ 16.19   $ 13.72
                                                                       ========   =======   =======

Total return (%)                                                          16.53     18.00      8.37
Ratios to average daily net assets (%) (a):
   Expenses, net of waivers and reimbursements                             2.36      2.39      2.39
   Expenses, before waivers and reimbursements                             2.41      2.62      2.42
   Net investment income (loss), net of waivers and reimbursements        (0.47)    (0.37)     1.53
   Net investment income (loss), before waivers and reimbursements        (0.52)    (0.77)     1.50


                                                                       -----------------------------
                                                                         Periods Ended December  31,
                                                                       -----------------------------
Supplemental data for all classes:                                         2001      2000       1999
                                                                       --------   -------   --------
   Total fund net assets at end of period (in thousands)               $149,292   $74,093   $48,423
   Portfolio turnover rate (%) (a)                                           48        68        65

---------------------------------------

     (a) Rates are annualized.
     (b) For the period November 2, 1999 (Commencement of the Class) to December 31, 1999.
     (c) For the period November 3, 1999 (Commencement of the Class) to December 31, 1999.

         Note: Net investment income (loss) per share for 2001 and 2000 is based on the average shares outstanding during the period.

Financial Highlights
.................................................................................

Income Fund

                                                                                         Class A                          Class B
                                                              ----------------------------------    -----------------------------
                                                                      Periods Ended December 31,      Periods Ended December  31,
                                                              ----------------------------------    -----------------------------
                                                               2001           2000      1999 (b)       2001     2000    1999 (c)
                                                              --------     -------      --------     ------   ------    -------
Net asset value, beginning of period                          $  10.37     $   9.94     $   9.95     $10.23   $ 9.94     $10.05
Income from investment operations:
   Net investment income (loss)                                   4.80         0.63         0.07       0.63     0.57       0.06
   Net realized and unrealized gain (loss) on investments        (4.16)        0.35        (0.01)      0.01     0.32      (0.11)
                                                              --------     --------     --------     ------   ------     -------
Total from investment operations                                  0.64         0.98         0.06       0.64     0.89      (0.05)
Less distributions from:
   Net investment income                                          4.80         0.55         0.07       0.63     0.60       0.06
   Net realized gain                                                 -            -            -          -        -          -
                                                              --------     --------     --------     ------   ------     ------
Total distributions                                               4.80         0.55         0.07       0.63     0.60       0.06
                                                              --------     --------     --------     ------   ------     ------
Net asset value, end of period                                $   6.21     $  10.37     $   9.94     $10.24   $10.23     $ 9.94
                                                              ========     ========     ========     ======   ======     ======

Total return (%)                                                  7.26        10.20         0.63       6.37     9.25      (0.51)
Ratios to average daily net assets (%)(a):
   Expenses                                                       0.94         1.02         0.99       1.69     1.77       1.77
   Net investment income (loss)                                   5.38         6.25         5.78       4.63     5.38       4.91


                                                                                         Class C
                                                              ----------------------------------
                                                                      Periods Ended December 31,
                                                              ----------------------------------
                                                                  2001         2000         1999
                                                              --------     --------   ----------
Net asset value, beginning of period                          $  10.27     $   9.93     $ 10.06
Income from investment operations:
   Net investment income (loss)                                   0.53         0.53        0.08
   Net realized and unrealized gain (loss) on investments         0.12         0.34        (0.13)
                                                              --------     --------     --------

Total from investment operations                                  0.65         0.87        (0.05)
Less distributions from:
   Net investment income                                          0.53         0.53         0.08
   Net realized gain                                                 -            -            -
                                                              --------     --------     --------

                                                                  0.53         0.53         0.08
Total distributions                                           --------     --------     --------

                                                              $  10.39     $  10.27     $   9.93
Net asset value, end of period                                ========     ========     ========

Total return (%)                                                  6.41         9.05        (0.53)
Ratios to average daily net assets (%)(a):
   Expenses                                                       1.69         1.77         1.71
   Net investment income (loss)                                   4.63         5.35         5.11

                                                              ----------------------------------
                                                                      Periods Ended December 31,
                                                              ----------------------------------
                                                                  2001         2000         1999
                                                              --------     --------   ----------
Supplemental data for all classes:
   Total fund net assets at end of period (in thousands)      $176,264     $167,746     $173,375
   Portfolio turnover rate (%) (a)                                  82           54           66

------------------------
        (a) Rates are annualized.
        (b) For the period October 25, 1999 (Commencement of the Class) to December 31, 1999.
        (c) For the period November 2, 1999 (Commencement of the Class) to December 31, 1999.
        (d) For the period November 3, 1999 (Commencement of the Class) to December 31, 1999.

            Note: Net investment income (loss) per share for 2001 and 2000 is based on the average shares outstanding during the period.

                        REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders
William Blair Funds

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of William Blair Funds (comprised of Growth Fund, Tax-Managed Growth Fund, Large Cap Growth Fund, Small Cap Growth Fund, International Growth Fund, Value Discovery Fund, Income Fund and Ready Reserves Fund) (collectively, the "Funds") as of December 31, 2001, and the related statements of operations, changes in net assets and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 2001, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material aspects, the financial position of William Blair Funds at December 31, 2001, and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated therein in conformity with accounting principles generally accepted in the United States.
                                          /s/ Ernst & Young LLP
                                          ERNST & YOUNG LLP
Chicago, Illinois
February 1, 2002
December 31, 2001                                       William Blair Funds

Trustees and Officers. The trustees and officers of the William Blair Funds, their ages, their principal occupations during the last five years, their affiliations, if any, with William Blair & Company, L.L.C., and other significant affiliations are set forth below. The address of each trustee and officer is 222 West Adams Street, Chicago, Illinois 60606.

                                                                           Number of
                                                                          Portfolios
                                        Term of                              in Fund
                        Position(s)  Office and                Principal     Complex
                          Held with   Length of            Occupation(s)    Overseen                     Other Directorships
Name and Age                   Fund Time Served      During Past 5 Years by Director                        Held by Director
------------            ----------- ----------- ------------------------ ----------- ---------------------------------------
F. Conrad Fischer, 67*  Chairman    Since 1987  Principal, William Blair      8      Trustee Emeritus, Chicago Child Care
                        of the                  & Company, L.L.C.;                   Society, a non-profit organization, and
                        Board of                Partner, APM Limited                 Investment Committee, Kalamazoo
                        Trustees                Partnership                          College

J. Grant Beadle, 69     Trustee     Since 1997  Retired Chairman and          8      Retired Associate Director,
                                                Chief Executive Officer,             Northwestern University Institute for
                                                Union Special                        The Learning Sciences, Oliver
                                                Corporation, industrial              Products Company, Batts Group and
                                                sewing machine                       Woodward Governor Company
                                                manufacturer

Theodore A. Bosler, 67  Trustee     Since 1997  Retired Principal and         8      Director, Thresholds, a psychiatric
                                                Vice President, Lincoln              recovery center, and Institute of
                                                Capital Management                   Chartered Financial Analysts

Ann P. McDermott, 62    Trustee     Since 1996  N/A                           8      Rush Presbyterian St. Luke's Medical
                                                                                     Center, Women's Board; Northwestern
                                                                                     University, Women's Board;
                                                                                     University of Chicago, Women's
                                                                                     Board; Honorary Director, Visiting
                                                                                     Nurse Association; Director,
                                                                                     Presbyterian Homes; Director,
                                                                                     Washington State University
                                                                                     Foundation

John B. Schwemm, 67     Trustee     Since 1990  Retired Chairman and          8      Director, USG Corp., and Walgreen
                                                Chief Executive Officer,             Co.
                                                R.R. Donnelley & Sons
                                                Company

Robert E. Wood II, 63   Trustee     Since 1999  Retired Executive             8      Chairman, Add-Vision, Inc.;
                                                Vice President, Morgan               Chairman, Micro-Combustion, LLC
                                                Stanley Dean Witter

Marco Hanig, 44         President   Since 1999  Principal, William Blair     N/A     N/A
                                                & Company, L.L.C.;
                                                former Senior Vice
                                                President, First Chicago
                                                NBD; Engagement
                                                Manager, Marakon
                                                Associates

Michael P. Balkin, 42   Senior      Since 2000  Principal, William Blair     N/A     N/A
                        Vice                    & Company, L.L.C.
                        President

Rocky Barber, 50        Senior      Since 1988  Principal, William Blair     N/A     Vice President and Secretary,
                        Vice                    & Company, L.L.C.;                   LaRabida Hospital Foundation; Past
                        President                                                    President, Stanford Associates

Mark A. Fuller, III, 44 Senior      Since 1993  Principal, William Blair     N/A     N/A
                        Vice                    & Company, L.L.C.
                        President

                                                                            Number of
                                                                           Portfolios
                                         Term of                              in Fund
                         Position(s)  Office and                Principal     Complex
                           Held with   Length of            Occupation(s)    Overseen                 Other Directorships
Name and Age                    Fund Time Served      During Past 5 Years by Director                    Held by Director
------------             ----------- ----------- ------------------------ ----------- -----------------------------------
W. George Greig, 49      Senior      Since 1996  Principal, William Blair     N/A     N/A
                         Vice                    & Company, L.L.C.;
                         President               former Portfolio
                                                 Manager, Provident
                                                 Capital Management;
                                                 Manager, Akamai,
                                                 partnership affiliated
                                                 with Framlington
                                                 Investment Management
                                                 Limited; Partner,
                                                 Pilgrim, Baxter & Greig

John F. Jostrand, 47     Senior      Since 2000  Principal, William Blair     N/A     N/A
                         Vice                    & Company, L.L.C.
                         President

Glen A. Kleczka, 39      Senior      Since 1996  Portfolio Manager,           N/A     N/A
                         Vice                    William Blair &
                         President               Company, L.L.C.;
                                                 former Partner, Brinson
                                                 Partners; former
                                                 Portfolio Manager, CNA
                                                 Financial Corp.

Bentley M. Myer, 55      Senior      Since 1992  Principal, William Blair     N/A     Director, Delnor Community Hospital
                         Vice                    & Company, L.L.C.;
                         President

Gregory J. Pusinelli, 43 Senior      Since 1999  Principal, William Blair     N/A     N/A
                         Vice                    & Company, L.L.C.;
                         President               former Vice President
                                                 and Principal, Stein Roe
                                                 & Farnham Incorporated

Michelle R. Seitz, 36    Senior      Since 1999  Principal, William Blair     N/A     N/A
                         Vice                    & Company, L.L.C.
                         President

Norbert W. Truderung, 49 Senior      Since 1992  Principal, William Blair     N/A     N/A
                         Vice                    & Company, L.L.C.
                         President

Karl W. Brewer, 35       Vice        Since 2000  Associate, William Blair     N/A     N/A
                         President               & Company, L.L.C.;
                                                 former Associate,
                                                 Lehman Brothers, Inc.

Michael A. Jancosek, 42  Vice        Since 2000  Associate, William Blair     N/A     N/A
                         President               & Company, L.L.C.;
                                                 former Vice President,
                                                 First Chicago NBD

James S. Kaplan, 41      Vice        Since 1995  Associate, William Blair     N/A     N/A
                         President               & Company, L.L.C.;

                                                                            Number of
                                                                           Portfolios
                                         Term of                              in Fund
                         Position(s)  Office and                Principal     Complex
                           Held with   Length of            Occupation(s)    Overseen Other Directorships
Name and Age                    Fund Time Served      During Past 5 Years by Director    Held by Director
------------             ----------- ----------- ------------------------ ----------- -------------------
Jeffrey A. Urbina, 46    Vice        Since 1998  Associate, William Blair     N/A     N/A
                         President               & Company, L.L.C.;
                                                 former Director of
                                                 Emerging Market
                                                 Research and Portfolio
                                                 Manager, Van Kampen
                                                 American Capital

Terence M. Sullivan, 57  Vice                    Associate, William Blair     N/A     N/A
                         President               & Company, L.L.C.
                         and
                         Treasurer

Colette M. Garavalia, 40 Secretary               Associate, William Blair     N/A     N/A
                                                 & Company, L.L.C.;
                                                 former Assistant Vice
                                                 President, Scudder
                                                 Kemper Investments

----------
*Mr. Fischer is an interested person of the William Blair Funds because he is a principal of William Blair & Company, L.L.C., the Funds' investment advisor and principal underwriter.

The Statement of Additional Information for the William Blair Funds includes additional information about the trustees and is available without charge by calling 1-800-635-2886 (in Massachusetts 1-800-635-2840) or by writing the Fund.

------------------------------------------------------------------
BOARD OF TRUSTEES
------------------------------------------------------------------
Conrad Fischer, Chairman
Principal, William Blair & Company, L.L.C.

J. Grant Beadle
Retired Chairman and CEO, Union Special Corporation

Theodore A. Bosler
Retired Principal and Vice President, Lincoln Capital Management Company

Ann P. McDermott
Director and Trustee
Profit and not-for-profit organizations

John B. Schwemm
Retired Chairman and CEO, R.R. Donnelley & Sons Company

Robert E. Wood II
Retired Executive Vice President, Morgan Stanley Dean Witter

------------------------------------------------------------------
Officers
------------------------------------------------------------------
Marco Hanig, President
Michael P. Balkin, Senior Vice President
Rocky Barber, Senior Vice President
Mark A. Fuller, III, Senior Vice President
W. George Greig, Senior Vice President
John F. Jostrand, Senior Vice President
Glen A. Kleczka, Senior Vice President
Bentley M. Myer, Senior Vice President
Gregory J. Pusinelli, Senior Vice President
Michelle R. Seitz, Senior Vice President
Norbert W. Truderung, Senior Vice President
Karl W. Brewer, Vice President
Michael A. Jancosek, Vice President
James S. Kaplan, Vice President
Terence M. Sullivan, Vice President and Treasurer
Jeffrey A. Urbina, Vice President
Colette M. Garavalia, Secretary

Investment Advisor
William Blair & Company, L.L.C.

Legal Counsel
Vedder, Price, Kaufman & Kammholz

Independent Auditor
Ernst & Young LLP

Transfer Agent
State Street Bank and Trust Company
P.O. Box 9104
Boston, MA 02266-9104
For customer assistance, call 1-800-635-2886
(Massachusetts 1-800-635-2840)
                                           Date of First Use February, 2002  64